1933 Act File No. 333-186045

1940 Act File No. 811-22791

As filed with the Securities and Exchange Commission

on April 25, 2013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 4	☒
Post-Effective Amendment No.	☐
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 4	☒

DOUBLELINE INCOME SOLUTIONS FUND

(Exact Name of Registrant as Specified in Charter)

333 South Grand Avenue, Suite 1800

Los Angeles, California 90071

(Address of Principal Executive Offices)

(213) 633-8200

(Registrant’s Telephone Number)

Ronald R. Redell

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copy to:

Timothy W. Diggins Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199 (617) 951-7389	Sarah E. Cogan, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Ave. New York, NY 10017 (212) 455-2000

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box: ☐

It is proposed that this filing will become effective (check appropriate box):

☐    when declared effective pursuant to Section 8(c).

If appropriate, check the following box:

☐    This post-effective amendment designates a new effective date for a previously filed registration statement.

☐    This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is             .

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)

Common Shares, par value $.00001	110,000,000 shares	$25.00	$2,750,000,000	$375,100

(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	A registration fee of $136.40 was previously paid in connection with the initial filing on January 15, 2013.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to section 8(a), may determine.

PRELIMINARY PROSPECTUS SUBJECT TO COMPLETION APRIL 25, 2013

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.

                     Shares

DoubleLine Income Solutions Fund

Common Shares

DoubleLine Income Solutions Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

Investment objectives. The Fund’s primary investment objective is to seek high current income; its secondary objective is to seek capital appreciation. The Fund cannot assure you that it will achieve its investment objectives.

Principal investment strategies. The Fund will seek to achieve its investment objectives by investing in a portfolio of investments selected for their potential to provide high current income, growth of capital, or both. The Fund may invest in debt securities and other income-producing investments anywhere in the world, including in emerging markets. The Fund’s investment adviser, DoubleLine Capital LP (“DoubleLine®” or the “Adviser”), allocates the Fund’s assets among debt security market sectors, and among investments within those sectors, in an attempt to construct a portfolio providing the potential for a high level of current income and for capital appreciation consistent with what DoubleLine considers an appropriate level of risk in light of market conditions prevailing at the time.

(continued on following page)

No Prior History. Because the Fund is newly organized, its common shares of beneficial interest (the “Common Shares”) have no history of public trading. Shares of closed-end funds frequently trade at a discount from their net asset value. Because shares of closed-end funds typically trade initially at a discount from the price at which they are sold to the public in their initial offering, investors who sell their shares within a short period after completion of the initial public offering may lose money on their investments in the Fund even if there is no change in the net asset value of the Fund.

The listing of the Fund’s Common Shares on the New York Stock Exchange has been approved, subject to notice of issuance, under the trading or “ticker” symbol “DSL.”

Investment in the Fund’s Common Shares involves certain risks. Before buying any of the Fund’s Common Shares, you should read the discussion of the principal risks of investing in the Fund in “Principal Risk Factors” beginning on page 65 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$25.000	$
Sales load(2)	$1.125	$
Estimated offering expenses	$0.050	$
Proceeds, after expenses, to the Fund	$23.825	$

(notes on following page)

The underwriters expect to deliver the Common Shares to purchasers on or about                      , 2013.

UBS Investment Bank
BofA Merrill Lynch
Citigroup
Morgan Stanley
Wells Fargo Securities
Barclays		RBC Capital Markets	Stifel

BB&T Capital Markets Deutsche Bank Henley & Company LLC J.J.B. Hilliard, W.L. Lyons, LLC
Janney Montgomery Scott	Ladenburg Thalmann & Co. Inc.	Maxim Group LLC
Newbridge Securities Corporation	Pershing LLC	Southwest Securities
Sterne Agee Wedbush Securities Inc. Wunderlich Securities

The date of this prospectus is                     , 2013

(notes continued from previous page)

(1) The Fund has granted the underwriters an option to purchase up to              additional Common Shares at the public offering price less the sales load within 45 days of the date of this prospectus, solely to cover overallotments, if any. If this option is exercised in full, the total Public Offering Price, Sales Load, Estimated Offering Expenses and Proceeds, After Expenses, to the Fund will be $        , $        , $         and $        , respectively. The Fund has also agreed to reimburse the underwriters for certain expenses in connection with this offering. See “Underwriters.”

(2) The Adviser (and not the Fund) has agreed to pay from its own assets a structuring fee to UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Barclays Capital Inc., and RBC Capital Markets, LLC. The Adviser (and not the Fund) may also pay certain qualifying underwriters a structuring fee, sales incentive fee, or additional compensation in connection with the offering. See ‘‘Underwriters—Additional Compensation.”

(3) The Fund will pay offering costs (other than the sales load) up to an aggregate of $0.05 per Common Share sold in this offering. The Adviser has agreed to pay (i) all organizational expenses of the Fund and (ii) offering costs of the Fund (other than the sales load but including the distribution assistance payment to TSC Distributors, LLC (“TSCD”) described below) to the extent that they exceed $0.05 per Common Share. The Adviser has agreed to pay up to 0.10% of the total gross assets raised in the Fund’s initial public offering to TSCD, as payment for providing certain distribution-related services, as well as reasonable out of pocket expenses related to the Fund’s roadshow. To the extent the Fund has not otherwise paid offering expenses that exceed $0.05 per Common Share, the Fund will reimburse the Adviser for the full amount of such payments to TSCD. If the Fund were to issue 10,000,000 Common Shares at a total price to the public of $250,000,000, total offering expenses are estimated at $1,650,000 (approximately $0.165 per Common Share), of which the Fund would pay $500,000 ($0.05 per Common Share or 0.20% of the Public Offering Price) and the Adviser $1,150,000 (approximately $0.115 per Common Share). The Adviser expects to pay approximately $100,000 in organizational expenses of the Fund. The actual size of the offering and related expenses may vary substantially from these estimates. See “Summary of Fund Expenses.”

(continued from previous page)

The Fund may invest in debt securities and other income-producing investments based on DoubleLine’s assessment of the potential returns and risks of different sectors of the debt security markets and of particular securities and other investments. Such securities may include, by way of example, U.S. Government securities; debt securities issued by domestic or foreign corporate or other issuers; obligations of foreign sovereigns or their agencies or instrumentalities; equity, mortgage, or hybrid real estate investment trust (“REIT”) securities that trade on an exchange (i.e., the Fund may not purchase REIT securities that do not trade on an exchange); bank loans (including, among others, senior loans, delayed funding loans and revolving credit facilities); municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; collateralized loan obligations; payment-in-kind securities; zero-coupon bonds; inflation-indexed bonds; structured notes and other hybrid instruments; convertible securities; credit-linked trust certificates; preferred securities; commercial paper; and cash and cash equivalents. The rate of interest on the debt and other income-producing investments that the Fund may purchase may be fixed, floating, or variable.

The Fund may invest in mortgage-backed securities of any kind. Mortgage-backed securities may include, among other things, securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or sponsored corporations, or securities of domestic or foreign private issuers.

The Fund may invest without limit in securities of issuers domiciled or organized in jurisdictions other than the United States, including securities of issuers domiciled or organized in emerging market countries. The Fund initially intends to invest a significant portion of its assets in securities of issuers domiciled or organized in emerging market countries, although the composition of the Fund’s portfolio may change over time and from time to time such that a significant portion of the Fund’s assets are not invested in securities of emerging markets issuers. Although the Fund intends initially to invest only in U.S. dollar-denominated investments, the Fund may take positions in various foreign (non-U.S.) currencies, including by actual holdings of those currencies and through forward, futures, swap, and option contracts with respect to foreign currencies, for hedging, or as a substitute for actual purchases or sales of the currencies in question; the Fund may over time also invest in investments denominated in currencies other than the U.S. dollar if DoubleLine determines that such investments present favorable investment opportunities. The Fund may (but is not required to) attempt to hedge some of its exposure to foreign currencies in order to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar.

The Fund may invest without limit in securities rated below investment grade (securities rated Ba1 or below by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ or below by Standard & Poor’s Rating Services (“S&P”) and Fitch, Inc. (“Fitch”)) or unrated securities judged by DoubleLine to be of comparable quality. The Fund will not normally invest more than 20% of its total assets in corporate debt instruments that are, at the time of purchase, rated lower than B3 by Moody’s and lower than B- by S&P and Fitch (or, if unrated, determined by the Adviser to be of comparable quality). In addition, the Fund will not normally invest more than 20% of its total assets in debt securities and other income-producing investments that are not rated by at least one nationally recognized statistical rating organization. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Securities rated Ba1 or below by Moody’s and BB+ or below by S&P or Fitch are considered vulnerable to nonpayment and their issuers to be dependent on favorable business, financial and economic conditions to meet their financial commitments. The Fund may invest in securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. However, the Fund will not normally invest in corporate debt securities rated at the time of investment lower than Ca3 by Moody’s and lower than C by S&P and Fitch (or, if unrated, determined by the Adviser to be of comparable quality). In the case of split ratings, DoubleLine will categorize the security according to the highest rating assigned.

The Fund may invest in securities of any or no maturity. The portfolio managers intend, under normal market conditions, to seek to construct an investment portfolio with a weighted average effective duration of not less than two years and not more than ten years. Duration is a measure of the expected life of a debt instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. The effective duration of the Fund’s investment portfolio may from time to time vary materially from its target range, and there is no assurance that the effective duration of the Fund’s investment portfolio will not exceed the target range.

The Fund may use various derivative strategies for hedging purposes, or to gain, or reduce, long or short exposure to one or more asset classes, issuers, currencies or reference assets. The Fund also may enter into derivatives transactions with the purpose or effect of creating investment leverage.

Leverage. As soon as reasonably practicable following the completion of the initial public offering of the Fund’s Common Shares, the Fund intends, subject to then favorable market conditions, to add leverage to its portfolio by using reverse repurchase agreements, dollar roll transactions and/or borrowings, such as through loans or lines of credit from banks or other credit facilities. The Adviser currently expects that the leverage initially obtained through such instruments may represent approximately 33 1/3% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments). Although it has no current intention to do so, the Fund also may determine to issue preferred shares to add leverage to its portfolio. The Fund also may enter into transactions other than reverse repurchase agreements, dollar roll transactions, borrowings, and/or the issuance of preferred shares that may give rise to a form of leverage or that have leverage embedded in them including, among others, transactions involving inverse floaters and related securities, credit default swap contracts and other transactions. Other such transactions include loans of portfolio securities, transactions involving derivative instruments, short sales and when-issued, delayed delivery, and forward commitment transactions. These transactions may represent a form of investment leverage and will create special risks. The use of these forms of additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used. Under normal market conditions, the Fund will not (i) enter into reverse repurchase agreements or dollar roll transactions, (ii) borrow money through loans or draw on lines of credit from banks or other credit facilities, (iii) issue preferred shares, or (iv) enter into derivatives transactions with the intention on the part of the Adviser to create investment leverage, if as a result the amount of investment leverage the Adviser determines to be attributable to the activities listed in (i) through (iv) above in the aggregate would exceed 50% of the Fund’s total assets (including, for purposes of the 50% limit, the amounts of leverage obtained through such activities) (the “50% leverage policy”). Derivatives transactions entered into by the Fund to hedge, manage or reduce risk or to equitize a cash position will not be considered to have been made for the purpose of creating investment leverage and therefore will not be subject to the 50% leverage policy. It is possible that following the incurrence of any amount of investment leverage, the value of the assets of the Fund will decline due to market conditions or other factors and that the 50% leverage limit will as a result be exceeded. In that case, the leverage risk to holders of Common Shares will increase. See “Leverage” and “Principal Risk Factors—Leverage Risk.”

The Fund will use leverage opportunistically and may choose to increase, decrease, or eliminate its use of leverage over time and from time to time based on DoubleLine’s assessment of the yield curve environment, interest rate trends, market conditions, and other factors. By using leverage, the Fund may seek to obtain a higher return for Common Shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful. See “Leverage” and “Principal Risk Factors—Leverage Risk.”

Please read this prospectus carefully before deciding whether to invest and retain it for future reference. It sets forth concisely the information about the Fund that a prospective investor ought to know before investing in the Fund. The Fund has filed with the Securities and Exchange Commission (“SEC”) a statement of additional information (“SAI”) dated             , 2013, containing additional information about the Fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The Fund also will produce both annual and semi-annual reports that will contain important information about the Fund. Copies of the SAI and the Fund’s annual and semi-annual reports, when available, may be obtained upon request, without charge, by calling toll-free (877) DLine11 (877-354-6311) or by writing to the Fund at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071. You also may call this toll-free telephone number to request other information about the Fund or to make shareholder inquiries. The annual report and the semi-annual report will be made available on the Fund’s website at www.doublelinefunds.com. Information on, or accessible through, the Fund’s website is not a part of, and is not incorporated into, this prospectus. Although the SAI is not available on the Fund’s website because the Common Shares will no longer be offered for sale by the Fund following the date of this prospectus, the SEC maintains an internet website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding the Fund. The table of contents for the statement of additional information appears on page 118 of this prospectus.

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Through and including            , 2013 (the 25th date after the date of this prospectus) federal securities law may require all dealers that effect transactions in these securities, whether or not participating in this offering, to deliver a prospectus. This requirement is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

v

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with inconsistent information. If anyone provides you with inconsistent information, you should not assume that the Fund or the underwriters have authorized or verified it. The Fund is not, and the underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s business, financial condition, results of operations and prospects may have changed since that date.

Prospectus summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund’s common shares. You should review the more detailed information contained in this prospectus and in the statement of additional information. In particular, you should carefully read the principal risks of investing in the Fund’s common shares, as discussed under “Principal Risk Factors.”

THE FUND

DoubleLine Income Solutions Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. See “The Fund” on page 39.

THE OFFERING

The Fund is offering              common shares of beneficial interest (“Common Shares”) through a group of underwriters led by UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC. You must purchase at least 100 Common Shares ($2,500) if you wish to participate in this offering. The Fund has granted the underwriters (the “Underwriters”) an option to purchase up to              additional Common Shares to cover overallotments. The initial public offering price is $25.00 per share. See “Underwriters.”

INVESTMENT OBJECTIVES AND STRATEGIES

Investment objectives

The Fund’s primary investment objective is to seek high current income; its secondary objective is to seek capital appreciation. The Fund cannot assure you that it will achieve its investment objectives.

Principal Investment Strategies

The Fund will seek to achieve its investment objectives by investing in a portfolio of investments selected for their potential to provide high current income, growth of capital, or both. The Fund may invest in debt securities and other income-producing investments anywhere in the world, including in emerging markets. The Fund’s investment adviser, DoubleLine Capital LP (“DoubleLine®” or the “Adviser”), allocates the Fund’s assets among debt security market sectors, and among investments within those sectors, in an attempt to construct a portfolio providing the potential for a high level of current income and for capital appreciation consistent with what DoubleLine considers an appropriate level of risk in light of market conditions prevailing at the time. In managing the Fund’s investments, the Adviser uses a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed-income markets and include consideration of:

➢	security selection within a given debt security market sector;

➢	relative performance of the various market sectors;

➢	the shape of the yield curve; and

➢	fluctuations in the overall level of interest rates.

Implementation of portfolio asset allocation decisions is made by the Fund’s portfolio managers after consultation with DoubleLine’s Fixed Income Asset Allocation Committee, a committee consisting of portfolio managers and analysts that contributes to fixed-income asset allocation decisions made on behalf of the Fund by DoubleLine. DoubleLine will select investments over time to implement its long-term strategic investment view. It also will buy and sell securities opportunistically in response to short-term market, economic, political, or other developments or otherwise as opportunities may present themselves. DoubleLine will manage the Fund under an integrated risk management framework overseen by the Fund’s portfolio management team and DoubleLine’s risk management team.

The Fund may invest in debt securities and other income-producing investments based on DoubleLine’s assessment of the potential returns and risks of different sectors of the debt security markets and of particular securities and other investments. Such securities may include, by way of example, U.S. Government securities; debt securities issued by domestic or foreign corporate or other issuers; obligations of foreign sovereigns or their agencies or instrumentalities; equity, mortgage, or hybrid real estate investment trust (“REIT”) securities that trade on an exchange (i.e., the Fund may not purchase REIT securities that do not trade on an exchange); bank loans (including, among others, senior loans, delayed funding loans and revolving credit facilities); municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; collateralized loan obligations (“CLOs”); payment-in-kind securities; zero-coupon bonds; inflation-indexed bonds; structured notes and other hybrid instruments; convertible securities; credit-linked trust certificates; preferred securities; commercial paper; and cash and cash equivalents. The rate of interest on the debt and other income-producing investments that the Fund may purchase may be fixed, floating, or variable. DoubleLine expects that the Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities and other income-producing investments anywhere in the world, including emerging markets. DoubleLine expects that the Fund will normally not invest more than 50% of its total assets in a single debt security market sector (excluding U.S. Government securities), as determined by the Adviser.

The Fund may invest in mortgage-backed securities of any kind. Mortgage-backed securities may include, among other things, securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or sponsored corporations, or securities of domestic or foreign private issuers. Mortgage-backed securities may be issued or guaranteed by banks or other financial institutions, special-purpose vehicles established for such purpose, or private issuers, or by government agencies or instrumentalities. Privately-issued mortgage-backed securities include any mortgage-backed security other than those issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities. Mortgage-backed securities may include, without limitation, interests in pools of residential mortgages or commercial mortgages, and may relate to domestic or non-U.S. mortgages. Mortgage-backed securities include, but are not limited to, securities representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to, any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including Real Estate Mortgage Investment Conduits (“REMICs”), which could include resecuritizations of REMICs (“Re-REMICs”), mortgage pass-through securities, inverse floaters, collateralized mortgage obligations (“CMOs”), multiclass pass-through securities, private mortgage pass-through securities, and stripped mortgage securities (generally interest-only and principal-only securities).

The Fund may invest in asset-backed securities that are not mortgage-backed securities, including securitizations of various non-mortgage-related receivables, such as, credit card and automobile finance receivables, student loans, airplane leases, installment loan contracts, home equity loans, and leases of various types of real and personal property.

The Fund will not normally invest more than 10% of its total assets in CLOs, and will normally not invest in equity tranches of CLOs. The Fund will not normally invest more than 5% of its total assets in asset-backed securities that are not mortgage-backed securities, CLOs or obligations issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or sponsored corporations. The Fund will not normally invest in collateralized debt obligations that are not mortgage-backed securities, asset-backed securities or CLOs.

Certain mortgage- and other asset-backed securities in which the Fund may invest may represent an inverse interest-only class of security for which the holders are entitled to receive no payments of principal and are entitled only to receive interest at a rate that will vary inversely with a specified index or reference rate, or a multiple thereof.

The Fund may invest without limit in securities of issuers domiciled or organized in jurisdictions other than the United States, including securities of issuers domiciled or organized in emerging market countries. The Fund initially intends to invest a significant portion of its assets in securities of issuers domiciled or organized in emerging market countries, although the composition of the Fund’s portfolio may change over time and from time to time such that a significant portion of the Fund’s assets are not invested in securities of emerging markets issuers. Although the Fund intends initially to invest only in U.S. dollar-denominated securities, the Fund may take positions in various foreign (non-U.S.) currencies, including by actual holdings of those currencies and through forward, futures, swap, and option contracts with respect to foreign currencies, for hedging, or as a substitute for actual purchases or sales of the currencies in question; the Fund may over time also invest in investments denominated in currencies other than the U.S. dollar if DoubleLine determines that such investments present favorable investment opportunities. The Fund may (but is not required to) attempt to hedge some of its exposure to foreign currencies in order to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar.

The Fund may invest without limit in securities rated below investment grade (securities rated Ba1 or below by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ or below by Standard & Poor’s Rating Services (“S&P”) and Fitch, Inc. (“Fitch”)) or unrated securities judged by DoubleLine to be of comparable quality. The Fund will not normally invest more than 20% of its total assets in corporate debt instruments that are, at the time of purchase, rated lower than B3 by Moody’s and lower than B- by S&P and Fitch (or, if unrated, determined by the Adviser to be of comparable quality). In addition, the Fund will not normally invest more than 20% of its total assets in debt securities and other income-producing investments that are not rated by at least one nationally recognized statistical rating organization. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Securities rated Ba1 or below by Moody’s and BB+ or below by S&P or Fitch are considered vulnerable to nonpayment and their issuers to be dependent on favorable business, financial and economic conditions to meet their financial commitments. The Fund may invest in securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. However, the Fund will not normally invest in corporate debt securities rated at the time of investment lower than Ca3 by Moody’s and lower than C by S&P and Fitch (or, if unrated, determined by the Adviser to be of comparable quality). The Fund will not normally invest in defaulted corporate securities. In the case of split ratings, DoubleLine will categorize the security according to the highest rating assigned.

The Fund may invest in securities of any or no maturity. The portfolio managers intend, under normal market conditions, to seek to construct an investment portfolio with a weighted average effective duration of not less than two years and not more than ten years. Duration is a measure of the expected life of a debt instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of debt securities with an average duration of ten years would generally be expected to decline by approximately 10% if interest rates rose by one percentage point. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. The effective duration of the Fund’s investment portfolio may from time to time vary materially from its target range, and there is no assurance that the effective duration of the Fund’s investment portfolio will not exceed the target range.

The Fund may hold common stocks and other equity securities from time to time, including, among others, those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. The Fund may invest in securities that have not been registered for public sale, including securities eligible for purchase and sale pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and other securities issued in private placements. The Fund also may invest without limit in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), but the Fund may not invest in funds sponsored or advised by DoubleLine or any investment adviser affiliate controlling, controlled by or under common control with DoubleLine. The Fund may invest in securities of companies with small and medium market capitalizations.

Portfolio securities may be sold at any time. Sales may occur when the Adviser determines to take advantage of what it considers to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when there is perceived deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

The Fund’s investment objectives may be changed by the Fund’s Board of Trustees (the “Board” or the “Trustees”) without prior notice to or approval of the Fund’s shareholders.

Diversification. The Fund is a “non-diversified” investment company, and so may invest a greater percentage of its assets in the securities of a single issuer than investment companies that are “diversified.” See “Principal Risk Factors—Issuer Non-Diversification Risk.”

Note regarding investment limitations. Where this prospectus states that the Fund or the Adviser will not, or does not intend to, make investments in excess of a stated percentage of the Fund’s total assets, “total assets” includes amounts of leverage obtained through the use of reverse repurchase agreements, dollar roll transactions, borrowings, and/or issuances of preferred shares. With respect to any reverse repurchase agreement or dollar roll transaction, “total assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the asset so sold as of the relevant measuring date. Except as otherwise noted, all percentages apply only at the time of investment.

DERIVATIVES

The Fund may use various derivative strategies for hedging purposes, or to gain, or reduce, long or short exposure to one or more asset classes, issuers, currencies or reference assets. The Fund also may enter into derivatives transactions with the purpose or effect of creating investment leverage. Although the Fund reserves the right to invest in derivatives of any kind, it currently expects that it may use the following types of derivatives: futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives, put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, commodities or other indicators of value. The Fund may, for hedging purposes or as a substitute for direct investments in debt securities, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. When the Fund acts as a seller of a credit default swap, the Fund or its agents will earmark on its books or segregate liquid assets equal to the full notional amount of the swap agreement. The Fund may engage in short sales, either to earn additional return or to hedge existing investments. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this prospectus and in the Fund’s statement of additional information (“SAI”). The Fund or its agents will earmark or segregate liquid assets on its books against its derivatives exposures to the extent required by law.

LEVERAGE

As soon as reasonably practicable following the completion of the initial public offering of the Fund’s Common Shares, the Fund intends, subject to then favorable market conditions, to add leverage to its portfolio by using reverse repurchase agreements, dollar roll transactions and/or borrowings, such as through loans or lines of credit from banks or other credit facilities. The Adviser currently expects that the leverage initially obtained through such instruments may represent approximately 33 1/3% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments). Although it has no current intention to do so, the Fund also may determine to issue preferred shares to add leverage to its portfolio.

The Fund also may enter into transactions other than reverse repurchase agreements, dollar roll transactions, borrowings, and/or the issuance of preferred shares that may give rise to a form of leverage or that have leverage embedded in them including, among others, transactions involving inverse floaters and related securities, credit default swap contracts and other transactions. Other such transactions include loans of portfolio securities, transactions involving derivative instruments, short sales and when-issued, delayed delivery, and forward commitment transactions. These transactions may represent a form of investment leverage and will create special risks. The use of these forms of additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used.

Under normal market conditions, the Fund will not (i) enter into reverse repurchase agreements or dollar roll transactions, (ii) borrow money through loans or draw on lines of credit from banks or other credit facilities, (iii) issue preferred shares, or (iv) enter into derivatives transactions with the intention on the part of the Adviser to create investment leverage, if as a result the amount of investment leverage the Adviser determines to be attributable to the activities listed in (i) through (iv) above in the aggregate would exceed 50% of the Fund’s total assets (including, for purposes of the 50% limit, the amounts of leverage obtained through such activities) (the “50% leverage policy”). Derivatives transactions entered into by the Fund to hedge, manage or reduce risk or to equitize a cash position will not be considered to have been made for the purpose of creating investment leverage and therefore will not be subject to the 50% leverage policy; the Adviser generally will determine whether an investment has the effect of creating investment leverage by evaluating the effect of the investment on the exposure and risk profile of the Fund as a whole. It is possible that following the incurrence of any amount of investment leverage, the value of the assets of the Fund will decline due to market conditions or other factors and that the 50% leverage limit will as a result be exceeded. In that case, the leverage risk to holders of Common Shares (“Common Shareholders”) will increase. See “Leverage” and “Principal Risk Factors—Leverage Risk.”

The Fund will use leverage opportunistically and may choose to increase, decrease, or eliminate its use of leverage over time and from time to time based on DoubleLine’s assessment of the yield curve environment, interest rate trends, market conditions, and other factors. There is no assurance that the Fund will use reverse repurchase agreements, dollar roll transactions or borrowings, issue preferred shares and/or use other forms of leverage. If used, there is no assurance that the Fund’s leveraging strategies will be successful. The net proceeds the Fund obtains from the use of leverage will be invested in accordance with the Fund’s investment objectives and policies as described in this prospectus. So long as the rate of return, net of applicable Fund expenses, on the investments purchased by the Fund exceeds the costs of such leverage to the Fund, the use of leverage should help the Fund to achieve an investment return greater than it would if it were not leveraged, although use of leverage may result in losses greater than if the Fund had not used leverage.

Leveraging is a speculative technique and there are special risks and costs involved. The Fund cannot assure you that any use of reverse repurchase agreements, dollar roll transactions, borrowings, or other forms of leverage (such as a potential future issuance of preferred shares or the use of derivatives strategies) will result in a higher investment return on your Common Shares, and it may result in losses. When leverage is used, the net asset value (“NAV”) and market price of the Common Shares and the yield to Common Shareholders will be more volatile. In addition, fees and expenses of repurchase agreements and borrowings, any future issuance of preferred shares, and other forms of leverage borne by the Fund are borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. New regulations or guidance issued by the Securities and Exchange Commission (the “SEC”) or the Commodity Futures Trading Commission (the “CFTC”) or their staffs could, among other things, restrict the Fund’s ability to engage in leveraging and derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such leveraging and derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result.

Because the fees received by the Adviser are based on the total managed assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions, borrowings, and/or preferred shares that may be outstanding), there is a financial incentive for the Adviser to cause the Fund to use leverage, which may create a conflict of interest between the Adviser, on the one hand, and the Common Shareholders, on the other hand.

Please see “Leverage” and “Principal Risk Factors—Leverage Risk” in the body of this prospectus for additional information regarding the Fund’s use of leverage and related risks.

INVESTMENT ADVISER

DoubleLine serves as the investment adviser of the Fund. Subject to the oversight of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs. The Adviser will receive an annual fee, computed and paid monthly, in an amount equal to 1.00% of the Fund’s average daily total managed assets. “Total managed assets” means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions, or similar transactions, and borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding shall not be considered a liability. With respect to any reverse repurchase agreement, dollar roll or similar transaction, “total managed assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the asset so sold as of the relevant measuring date. Cash and cash equivalents are included when calculating the Fund’s total managed assets. For purposes of calculating total managed assets, the Fund’s derivative investments generally will be valued based on their market value (i.e., the notional value of such investments will not be used for purposes of calculating total managed assets). The average daily total managed assets of the Fund for any month is determined by taking an average of all of the determinations of total managed assets during such month at the close of business on each business day during such month.

The Adviser is located at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071. The Adviser was co-founded by Jeffrey E. Gundlach and Philip A. Barach in December 2009. Prior to

founding the Adviser, Mr. Gundlach was Chief Investment Officer of the TCW Group, Inc. and Mr. Barach was a Group Managing Director of the TCW Mortgage Group. The success of the Adviser is highly dependent upon its founders. As of February 28, 2013, the Adviser had approximately $55 billion of assets under management.

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) is the Fund’s administrator, fund accountant and transfer agent. Pursuant to a Master Services Agreement (the “Master Services Agreement”) among the Fund, USBFS and TS Capital, LLC (“TSC”), USBFS, with principal offices at 615 E. Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, serves as administrator, fund accountant and transfer agent, and provides certain additional compliance services to the Fund. As administrator, USBFS provides certain services, including, among other things, furnishing the Fund with various services required by the Fund’s operations; compiling data for and preparing notices to the SEC; calculating the Fund’s daily NAV and certain other financial data; preparing reports that are required by the securities, investment, tax or other laws and regulations of the United States; coordinating federal and state tax returns; monitoring the Fund’s expense accruals; and generally assisting in the overall operations of the Fund. Pursuant to the Master Services Agreement, the Fund has retained TSC to provide, upon request, certain other services to the Fund, including, among other things, preparing a variety of shareholder communications and press releases; communicating with the closed-end fund analyst community; generally assisting with the Fund’s communications with the investment community; and providing reports to the Board regarding certain strategic issues relating to closed-end funds. For these services the Fund will pay USBFS an aggregate fee, payable monthly, at the annual rate of 0.15% of the Fund’s average daily total managed assets. For these purposes, the Fund’s average daily total managed assets will be calculated in the same manner as they are for purposes of calculating the fee payable under the Investment Management Agreement. See “Management of the Fund—Investment Management Agreement.” In addition, the fee is subject to a minimum annual fee of $350,000. USBFS will also be reimbursed by the Fund for out-of-pocket expenses that are reasonably incurred by USBFS and TSC in performing their duties under the Master Services Agreement. USBFS (and not the Fund) will be responsible for compensating and reimbursing TSC from the fees and reimbursements paid to USBFS by the Fund.

DISTRIBUTIONS

The Fund intends to declare and pay distributions from its net investment income monthly. The Fund also expects to make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed previously. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of the year. If the total distributions made in any taxable year exceed the sum of the Fund’s (i) investment company taxable income (as that term is defined in the Internal Revenue Code of 1986, as amended (the “Code”)) and net tax-exempt income, determined in each case without regard to the deduction for dividends paid, and (ii) net capital gains (defined as net long-term gains in excess of net short-term losses, in each case taking into account any loss carryforwards), such excess distributed amount would be treated for U.S. federal income tax purposes first as a tax-free return of capital to Common Shareholders to the extent of their adjusted tax basis in the Common Shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). In general terms, a return of capital would involve a situation where a Fund distribution (or a portion thereof) represents a return of a portion of the Common Shareholder’s investment, rather than net income or capital gains generated from his or her investment during a particular period. Although return of capital distributions may not be taxable, such distributions would reduce the basis of a shareholder’s Common Shares and therefore may increase a shareholder’s tax liability for capital gains upon a sale of Common Shares. See “Tax Matters.” Returns of capital cause less of the Common Shareholders’ assets to be invested in the Fund and thereby potentially increase the Fund’s expense ratio over time. The distribution policy may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

The Fund’s initial distribution is expected to be declared approximately 45 to 60 days after the completion of this offering and paid approximately 60 to 90 days after the completion of the offering, depending on market conditions. See “Distributions.” The initial distributions by the Fund may consist primarily of a return of capital depending on the timing of the investment of the proceeds of this offering.

Although the Fund does not presently intend to do so, the Fund may in the future apply for an order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended (the “1940 Act”), and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). There is no assurance that the SEC would grant the Fund’s request for such an exemptive order if such a request were made. If the Fund fails to receive the requested relief and the Fund is unable to include realized capital gains in regular distributions more frequently than would otherwise be permitted by the 1940 Act, it is possible that the Fund’s distribution policy, as set forth above, will otherwise be adversely affected.

If the Fund were to receive the exemptive order discussed above, the Fund may, but will not necessarily, seek to pay distributions generally at a rate based on a fixed percentage of the Common Shares’ NAV at a particular time (a “managed distribution policy”). Any such managed distribution policy may be modified by the Board from time to time. If the Fund were to seek to make distributions under a managed distribution policy, it would typically be intended to result in the payment of approximately the same percentage of the Fund’s NAV to Common Shareholders each month. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the Common Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Common Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net income or net profit. In addition, in cases where the Fund would return capital to Common Shareholders, such a distribution may bear on the Fund’s ability to maintain its asset coverage requirements and to pay the dividends on any preferred shares that the Fund may issue, if ever. See “Distributions.”

The Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Fund satisfies the asset coverage test with respect to senior securities representing indebtedness or senior securities that are stocks, if any, as prescribed by the 1940 Act. See “Leverage” for more information.

LISTING

The listing of the Fund’s Common Shares on the New York Stock Exchange (“NYSE”) has been approved, subject to notice of issuance, under the trading or “ticker” symbol “DSL.”

CUSTODIAN AND TRANSFER AGENT

U.S. Bank National Association (“U.S. Bank”) will serve as custodian of the Fund’s assets. USBFS, an affiliate of U.S. Bank, will serve as the Fund’s registrar, transfer agent and dividend disbursement agent.

PRINCIPAL RISK FACTORS

No prior history

The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations and is subject to all of the business risks and uncertainties associated with any new business.

Market discount risk

As with any stock, the price of the Fund’s Common Shares will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. The Fund’s NAV will be reduced immediately following the initial offering by a sales load and organizational and offering expenses paid or reimbursed by the Fund. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV. The Common Shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial offering. The Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future, and they may trade at a price lower than NAV. In addition to the Fund’s NAV, the Fund’s market price may be affected by factors related to the Fund such as dividend payments (which will in turn be affected by Fund expenses, including the costs of the Fund’s leverage, amounts of interest payments made by the Fund’s portfolio holdings, appreciation/depreciation of the Fund’s portfolio holdings, regulation affecting the timing and character of Fund distributions, and other factors), portfolio credit quality, liquidity, call protection, market supply and demand and similar factors relating to the Fund’s portfolio holdings. The Fund’s market price may also be affected by general market or economic conditions, including market trends affecting securities values generally or values of closed-end fund shares more specifically.

Issuer risk

The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Investment and market risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities and other instruments owned by the Fund. Securities and other instruments held by the Fund are generally traded in over-the-counter markets. The value of these securities and other instruments, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than their original cost, even after taking into account any reinvestment of dividends and distributions. Further, the value of securities and other instruments held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. In particular, many debt securities and other instruments of the types in which the Fund may invest, and debt markets generally, have experienced increases, in some cases substantial increases, in value in recent years; there is no assurance that such increases will continue or that such securities or markets will not experience substantial decreases in value or broad reversals in the future. As current interest rates are significantly below historical norms, there can be no assurance that interest rates will decline further, or that they will not increase significantly in the future, which could cause the values of debt securities and other instruments of the types in which the Fund may invest to decline significantly.

Issuer non-diversification risk

The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of a single issuer or a limited number of issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of the issuers in which the Fund invests also may present substantial credit or other risks. The Fund will be subject to similar risks to the extent that it enters into derivatives transactions with a limited number of counterparties.

Credit risk

Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

Interest rate risk

Generally, when market interest rates rise, the prices of debt obligations fall, and when market interest rates fall, the prices of debt obligations generally rise. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute in the current market environment because market interest rates are currently at historically low levels. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Because the Fund’s weighted average effective duration generally will fluctuate as interest rates change, the Common Share NAV and market price per share may tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities. During periods of rising interest rates, the average life of certain types of securities may extend due to lower than expected rates of pre-payments, which could cause the securities’ durations to extend and expose the securities to more price volatility. This may lock in a below market yield, increase the security’s duration and reduce the securities’ value. In addition to directly affecting debt securities, rising interest rates also may have an adverse effect on the value of any equity securities held by the Fund. The Fund’s use of leverage, as described below, will tend to increase Common Share interest rate risk. DoubleLine may use certain strategies, including investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Variable and floating rate debt securities are generally less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate debt securities may decrease in value if interest rates increase. Inverse floating rate debt securities also may exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Common Shares.

Debt securities risk

In addition to certain of the other risks described herein, debt securities generally also are subject to the following risks:

➢

Redemption Risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

➢	Liquidity—Certain debt securities may be substantially less liquid than many other securities, such as U.S. Government securities or common shares or other equity securities.

➢

Spread Risk—Wider credit spreads and decreasing market values typically represent a deterioration of the debt security’s credit soundness and a perceived greater likelihood or risk of default by the issuer.

➢

Limited Voting Rights—Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default. Even in such cases, such rights may be limited to the terms of the debenture or other agreements.

Corporate debt risks

Corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, floating rate, zero coupon and inflation linked, among other things. The Fund may invest in convertible bonds, which are fixed income securities that are exercisable into other debt or equity securities, and “synthetic” convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”).

Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the issuer, the issuer’s performance, perceptions of the issuer in the market place, management performance, financial leverage and reduced demand for the issuer’s goods and services. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument (default risk).

Foreign (non-U.S.) investment risk

The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing, and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that the Fund invests a significant portion of its assets in a particular foreign country or a concentrated geographic area (such as Europe or Asia), the Fund will generally have more exposure to regional economic risks associated with foreign investments. Also, adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Foreign countries may impose taxes on income from or disposition of foreign securities, thereby reducing the Fund’s return on such securities. Additionally, investments in securities of foreign issuers generally will be denominated in foreign currencies, subjecting the Fund to foreign currency risk. See “—Foreign Currency Risk.”

Emerging markets risk

Investing in emerging market countries involves substantial risk due to the potential to have limited information compared to what may be available or required by more developed countries; higher brokerage costs; different accounting, auditing and financial reporting standards; the potential for less developed legal systems and thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of developed countries. Some of these countries have in the past failed to recognize private property rights and have nationalized or expropriated the assets of private companies.

The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many securities markets in emerging market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities. In addition, emerging market countries’ exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging market countries than in developed countries. As a result, funds that invest in emerging market countries have operating expenses that are higher than funds investing in other securities markets.

Emerging market countries may have different clearance and settlement procedures than in the United States, and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some emerging market countries, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Some emerging market countries have a greater degree of economic, political and social instability than the United States and other developed countries. Such social, political and economic instability could disrupt the financial markets in which the Fund invests and adversely affect the value of its investment portfolio.

Currencies of emerging market countries have sometimes experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. A devaluation of the currency in which investment portfolio securities are denominated will negatively impact the value of those securities. Emerging market countries have and may in the future impose foreign currency controls and repatriation controls. In addition, some currency hedging techniques may be unavailable in emerging market countries, and the currencies of emerging market countries may experience greater volatility in exchange rates as compared to those of developed countries.

Mortgage-backed securities risks

Mortgage-backed securities include, among other things, participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders and involve, among others, the following risks:

Credit and Market Risks of Mortgage-Backed Securities. Investments by the Fund in fixed rate and floating rate mortgage-backed securities will entail credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors could cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. The value of all mortgage-backed securities also may change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless. The Fund also may purchase securities that are not guaranteed or subject to any credit support.

Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have more moderate changes in price when interest rates rise or fall, but their current yield will be affected. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which an individual mortgage or that specific mortgage-backed security carries, the default and delinquency rate of the mortgage pool, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization or undercollateralization of a mortgage pool.

Residential Mortgage-Backed Securities. The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of housing values (as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans may be more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage-related securities has resulted and may continue to result in limited new issuances of mortgage-related securities and limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities and limit the availability of attractive investment opportunities for the Fund. It is possible that such limited liquidity in secondary markets could continue or worsen.

Ongoing developments in the residential mortgage market may have additional consequences to the market for mortgage-backed securities. Delinquencies and losses generally have been increasing with respect to securitizations involving residential mortgage loans and may continue to increase as a result of the weakening housing market and the seasoning of securitized pools of mortgage loans. Many so-called sub-prime mortgage pools are currently distressed and may be trading at significant discounts to their face value.

Additionally, mortgage lenders have adjusted their loan programs and underwriting standards, which has reduced the availability of mortgage credit to prospective mortgagors. This has resulted in reduced availability of financing alternatives for mortgagors seeking to refinance their mortgage loans. The reduced availability of refinancing options for mortgagors has resulted in higher rates of delinquencies, defaults and losses on mortgage loans, particularly in the case of, but not limited to, mortgagors with adjustable rate mortgage loans (“ARMs”) or interest-only mortgage loans that experience significant increases in their monthly payments following the adjustment date or the end of the interest-only period (see “Adjustable Rate Mortgages” below for further discussion of adjustable rate mortgage risks). These events, alone or in combination with each other and with deteriorating economic conditions in the general economy, may continue to contribute to higher delinquency and default rates on mortgage loans. The tighter underwriting guidelines for residential mortgage loans, together with lower levels of home sales and reduced refinance activity, also may have contributed to a reduction in the prepayment rate for mortgage loans generally and this trend may continue. The values of mortgage-backed securities may be substantially dependent on the servicing of the underlying mortgage pools, and therefore are subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral.

The U.S. Government conservatorship of Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Corporation (“Fannie Mae”) in September 2008 and its ultimate resolution may adversely affect the real estate market, the value of real estate-related assets generally and markets generally.

The Federal Housing Finance Agent (“FHFA”), as conservator or receiver of Fannie Mae and Freddie Mac, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. In the event the guaranty obligations of Fannie Mae or Freddie Mac are repudiated, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

Commercial Mortgage-Backed Securities (“CMBS”). CMBS include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have paid them off sooner. When a prepayment happens, a portion of the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation. This is known as prepayment risk. Mortgage-backed securities also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem or pay-off the security, which could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of such investments. Because mortgage-backed securities have the potential to be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity when disfavored by the market.

Collateralized Mortgage Obligations. There are certain risks associated specifically with CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The expected average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, 2007, 2008 and 2009, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.

Adjustable Rate Mortgages. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed security into which that loan has been bundled.

Interest and Principal Only Securities Risk. One type of stripped mortgage-backed security pays to one class all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. PO class securities tend to decline in value if prepayments are slower than anticipated.

Investments in mortgage-related securities may involve particularly high levels of risk under current market conditions. See “—Mortgage Market/Subprime Risk.”

Mortgage market/subprime risk

The residential mortgage markets in the United States and in various foreign countries have experienced difficulties over the past few years that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has been experienced during that period and may continue to be experienced in many real estate markets) may exacerbate such delinquencies and losses. Borrowers with ARMs are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Collateralized Loan Obligations Risk

The Fund may invest in CLOs. A CLO is a trust typically collateralized by a pool of loans issued by banks, corporations or any other public or private entity or person, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate or mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the equity tranche which generally bears losses in connection with the first defaults, if any, on the bonds or loans in the trust and serves to provide some measure of protection to the other, more senior tranches from defaults. The Fund will normally not invest in equity tranches of CLOs. A senior tranche from a CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify under Rule 144A under the Securities Act. In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) that they may be subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.

Asset-backed securities (“ABS”) investment risk

ABS tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on ABS in lower-yielding investments. ABS in which the Fund invests may have underlying assets that include, among others, credit card and automobile finance receivables, student loans, airplane leases, installment loan contracts, home equity loans, and leases of various types of real and personal property. There is a risk that borrowers may default on their obligations in respect of those underlying obligations. Certain assets underlying ABS are subject to prepayment, which may reduce the overall return to ABS holders. Holders also may experience delays in payment on the securities if the full amounts due on underlying sales contracts or receivables are not realized by a trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. The values of ABS may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. Certain ABS do not have the benefit of the same security interest in the related collateral as may mortgage-backed securities; nor are they provided government guarantees of repayment as are some mortgage-backed securities. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of collateral or other assets underlying an ABS, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such ABS and losses to the Fund. It is possible that many or all ABS will fall out of favor at any time or over time with investors, affecting adversely the values and liquidity of the securities.

Government-entity risk

Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Banks, Freddie Mac, Fannie Mae and the Student Loan Marketing Association (“Sallie Mae”) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain GSEs, including the Federal Home Loan Banks, Freddie Mac and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the GSEs and the values of their related securities or obligations. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities. See “Investment Objectives and Strategies—Mortgage-Related and Other Asset-Backed Securities” in the SAI.

Sovereign debt obligations risk

Investments in countries’ government debt obligations involve special risks. Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity’s policy toward the International Monetary Fund and the political constraints to which a government entity may be subject. Government debtors may default on their debt and also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.

Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may decide to default on their sovereign debt in whole or in part. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no known bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited (or no) legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of more senior fixed-income securities, such as commercial bank debt, will not contest payments to the holders of other foreign government debt securities in the event of default under their commercial bank loan agreements.

Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Continuing uncertainty as to the status of the Euro and the EMU has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments.

Investments in a foreign country’s government debt securities involve currency risk. See “—Foreign Currency Risk.”

Loan risk

Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk, and extension risk. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service).

Because there is limited public information available regarding loan investments, the Fund is particularly dependent on the analytical abilities of the Fund’s portfolio managers. Opportunities to invest in loans or certain types of loans may be limited.

The Fund may invest in loans made in connection with highly leveraged transactions. These transactions may include operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing. Those loans are subject to greater credit and liquidity risks than other types of loans. The Fund may invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. In addition, the Fund may invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors.

If the Fund holds a loan through another financial institution, or relies on another financial institution to administer the loan, the Fund’s receipt of principal and interest on the loan is subject to the credit risk of the financial institution. If the Fund holds its interest in a loan through another financial institution, the Fund likely will not be able to exercise its rights directly against the borrower and may not be able to cause the financial institution to take what it considers to be appropriate action. If the Fund relies on a financial institution to administer a loan, the Fund is subject to the risk that the financial institution may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations.

Loans in which the Fund may invest typically pay interest at floating rates. It is possible that the borrower may have the ability to change or to adjust the interest rate on a loan under circumstances or in ways that are unfavorable to the Fund, or that the timing or calculation of scheduled changes in the interest rate on a loan held by the Fund may delay, or prevent, the Fund from realizing the effects of favorable changes in interest rates.

If a loan is collateralized, the value of the collateral may decline after the Fund invests, and the value of the collateral may not be sufficient to cover the amount owed to the Fund. If a borrower defaults on a collateralized loan, the Fund may receive assets other than cash or securities in full or partial satisfaction of the borrower’s obligation under the loan. Those assets may be illiquid, and the Fund might not be able to realize the benefit of the assets for legal, practical or other reasons.

Investments in loans may be difficult to value and may be illiquid, including due to legal or contractual restrictions on resale. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may increase the expenses of the Fund or cause the Fund to be unable to realize the full value of its investment in the loan, resulting in a material decline in the Fund’s NAV.

Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, sale proceeds related to the sale of loans will not be available to make additional investments until potentially a substantial period after the sale of the loans.

The Fund may make loans directly to borrowers or may acquire an interest in a loan by means of an assignment or a participation, although the Fund normally expects to acquire interests in loans primarily through assignments. In an assignment, the Fund may be required generally to rely upon the assigning financial institution to demand payment and enforce its rights against the borrower, but would otherwise be entitled to the benefit of all of the financial institution’s rights in the loan. The Fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, the Fund will generally be entitled to receive from the lending institution amounts equal to the payments of principal, interest and premium, if any, on the loan received by the institution, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. In the case of an assignment or a participation, the value of the Fund’s loan investment will depend at least in part on the credit standing of the assigning or participating institution. The Fund will in certain cases be required to rely upon the intermediary from which it purchases an assignment or participation interest to collect and pass on to the Fund such payments and to enforce the Fund’s rights. As a result, an insolvency, bankruptcy or reorganization of the intermediary may delay or prevent the Fund from receiving principal, interest and other amounts with respect to the Fund’s interest in the loan.

High yield securities risk (“junk bonds”)

Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and to repay principal when due, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. The Fund may purchase distressed securities that are at risk of default or whose issuers are at risk of bankruptcy, which involves heightened risks. An economic downturn could severely affect the ability of issuers (particularly those who are highly leveraged) to service their debt obligations or to repay their obligations upon maturity. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on the Fund’s ability to dispose of a particular security. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. See “—Liquidity Risk.” To the extent the Fund invests in high yield securities, DoubleLine’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that DoubleLine will be successful in this regard. See “The Fund’s Investment Objectives and Strategies—Portfolio Contents—High Yield Securities (“Junk Bonds”)” for additional information.

Distressed and defaulted securities risk

Distressed and defaulted securities generally present the same risks as investment in below investment grade securities. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. An issuer of distressed securities may be in bankruptcy or undergoing some other form of financial restructuring. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Interest and/or principal payments on distressed securities may be in default. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Distressed securities present a risk of loss of principal value, including potentially a total loss. Distressed securities may be highly illiquid and the prices at which distressed securities may be sold may represent a substantial discount to what the Adviser believes to be the ultimate value of such obligations. It may be difficult to obtain information as to the true financial condition of such issuer. DoubleLine’s judgments about the credit quality of a financially stressed issuer and the relative value of its securities may prove to be wrong.

Leverage risk

The Fund’s use of leverage (as described under “Leverage” in the body of this prospectus) creates the opportunity for increased net income and capital appreciation, but also creates special risks for Common Shareholders. There is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The net proceeds the Fund obtains from its use of reverse repurchase agreements, dollar roll transactions, and/or borrowings (as well as from any future issuance of preferred shares) will be invested in accordance with the Fund’s investment objectives and policies as described in this prospectus. The interest expense payable by the Fund with respect to its reverse repurchase agreements, dollar roll transactions and/or borrowings (or dividends payable with respect to any outstanding preferred shares) may be based on shorter-term interest rates that periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest expenses and other costs to the Fund of such leverage, the investment of the proceeds thereof should generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess would be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. If, however, interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage (including interest expenses on reverse repurchase agreements, dollar rolls, borrowings and the dividend rate on any outstanding preferred shares) could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing the return to Common Shareholders. When leverage is used, the NAV and market price of the Common Shares and the investment return to Common Shareholders will likely be more volatile. There can be no assurance that the Fund’s use of leverage will result in a higher investment return on the Common Shares, and it may result in losses. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. In addition, any preferred shares issued by the Fund may pay cumulative dividends, which may tend to increase leverage risk.

Leverage creates several major types of risks for Common Shareholders, including:

➢	the likelihood of greater volatility of NAV and market price of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;

➢

the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and

➢

the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Common Shares.

In addition, the counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.

The use by the Fund of reverse repurchase agreements and dollar roll transactions to obtain leverage also involves special risks. For instance, the market value of the securities that the Fund is obligated to repurchase under a reverse repurchase agreement may decline below the repurchase price and the securities may not be returned to the Fund. See “The Fund’s Investment Objectives and Strategies—Portfolio Contents—Reverse Repurchase Agreements and Dollar Rolls.”

In addition to reverse repurchase agreements, dollar roll transactions, and/or borrowings (or a future issuance of preferred shares), the Fund’s use of other transactions that may give rise to a form of leverage (including, among others, inverse floaters and related securities, credit default swap contracts and other transactions, loans of portfolio securities, transactions involving derivative instruments, short sales, and when issued, delayed delivery, and forward commitment transactions) gives rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions, and total returns to Common Shareholders. The Fund also may seek to offset derivatives positions against one another or against other assets in an attempt to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any positions do not behave in relation to one another as expected by the Adviser, the Fund may perform as if it is leveraged through use of these derivative strategies. See “Leverage.”

Because the fees received by the Adviser are based on the total managed assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions, borrowings, and/or preferred shares that may be outstanding), there is a financial incentive for the Adviser to cause the Fund to use leverage, which may create a conflict of interest between the Adviser, on the one hand, and the Common Shareholders, on the other hand.

REIT risk

An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including difficulties in valuing and disposing of real estate, losses from casualty or condemnation and environmental liabilities, and changes in local and general economic conditions, market value, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, changes in the cost or availability of credit, or the failure by the REIT to qualify for tax-free pass-through of income under the Code, and the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. To the extent the Fund invests in REITs, it will also be subject to the risk that a REIT may default on its obligations or go bankrupt. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses. The Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those investments and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make distributions. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents. Mortgage REITs invest primarily in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Equity REITs are generally affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and investments in mortgage-related securities.

Inverse floaters and related securities risk

Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters, residual interest tender option bonds and similar instruments will underperform the market for fixed rate securities in a rising interest rate environment. Some inverse floaters may be considered to be leveraged to the extent that their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters, residual interest tender option bonds and similar instruments that have mortgage-backed securities underlying them will expose the Fund to the risks associated with those mortgage-backed securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying mortgage-backed securities.

Municipal bond risk

Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of the Adviser than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Laws, referenda, ordinances or regulations enacted in the future by Congress or state legislatures or the applicable governmental entity could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax exempt.

The Fund may invest in revenue bonds, which are typically issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Because the principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, there is no guarantee that the particular project will generate enough revenue to pay its obligations, in which case the Fund’s performance may be adversely affected.

Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax. The Fund does not expect to be eligible to pass the tax-exempt character of such interest through to Common Shareholders.

Reinvestment risk

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to reinvest the proceeds in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on the dividend levels and market price, NAV and/or overall return of the Common Shares.

Foreign currency risk

The Fund’s Common Shares are priced in U.S. dollars and the distributions paid by the Fund to Common Shareholders are paid in U.S. dollars. However, a portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies and income received by the Fund from many foreign debt obligations may be paid in foreign currencies. The Fund also may invest in or gain exposure to foreign currencies themselves for investment or hedging purposes. The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions made to Common Shareholders. As noted above, the Fund may (but is not required to) attempt to hedge some of its exposure to foreign currencies in order to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. There is no assurance, however, that these hedging strategies will be available or will be used by the Fund or, if used, that they will be successful.

Redenomination risk

As the European debt crisis has progressed, the possibility of one or more Eurozone countries exiting the European Monetary Union (“EMU”), or even the potential of the collapse of the euro as a common currency, has persisted, creating significant volatility at times in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the values of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. See “—Foreign Currency Risk,” “—Liquidity Risk” and “—Valuation Risk.” To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments might be deemed to be denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Credit default swaps risk

Credit default swaps involve greater risks than investing in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller (if any), coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

Although the Fund may seek to realize gains by writing credit default swaps that increase in value, to realize gains on writing credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. If no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, writing credit default swaps may not be profitable for the Fund.

The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. As of the date of this prospectus, credit default swaps are not currently traded on any securities exchange; however certain credit default swaps may be cleared through swaps clearing houses. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Hedging strategy risk

Certain of the investment techniques that the Fund may employ for hedging will expose the Fund to additional or increased risks.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

The Adviser is under no obligation to engage in any hedging strategies, and may, in its discretion, choose not to. Even if the Adviser desires to hedge some of the Fund’s risks, suitable hedging transactions may not be available or, if available, attractive. A failure to hedge may result in losses to the value of the Fund’s investments.

Short sales risk

To the extent the Fund makes use of short sales for investment and/or risk management purposes, the Fund may be subject to certain risks associated with selling short. Short sales are transactions in which the Fund sells securities or other instruments that the Fund does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivative instruments, such as forwards, futures or swaps on indices or on individual securities. When the Fund engages in a short sale on a security or other instrument, it typically borrows the security or other instrument sold short and delivers it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow the security and will be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in short sales when it does not own or have the right to acquire the security sold short at no additional cost. The Fund’s loss on a short sale theoretically could be unlimited in a case in which the Fund is unable, for whatever reason, to close out its short position. In addition, the Fund’s short selling strategies may limit its ability to benefit from increases in the markets. Short selling involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Convertible securities risk

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

The Fund may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities also are subject to the risks associated with derivatives. See “—Derivatives Risk.” In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Preferred securities risk

In addition to equity securities risk (see “—Equity Securities and Related Market Risk”), credit risk (see “—Credit Risk”) and possibly high yield risk (see “—High Yield Securities Risk (‘Junk Bonds’)”), investment in preferred stocks involves certain other risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

Management risk

The Fund’s ability to identify and invest in attractive opportunities is dependent upon the Adviser. If one or more key individuals leave the Adviser, it may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives. The Fund is the second closed-end fund to be managed by the Adviser. The Adviser is the adviser to several registered open-end funds, and the portfolio managers have previous experience managing closed-end funds. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities, leverage strategy or investment techniques, and the Fund’s performance may lag behind that of similar funds as a result.

Valuation risk

When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. See “Net Asset Value.” Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Focused investment risk

The Fund will be subject to focused investment risks to the extent that it invests a substantial portion of its assets in a small number of issuers or in a particular country or geographic region. To the extent that the Fund focuses or concentrates its investments in a particular industry, the NAV of the Common Shares will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, changes in governmental regulation, inflation, rising interest rates, competition from new entrants, and other economic, market, political or other developments specific to that industry. The Fund may have greater risk to the extent that it invests a substantial portion of its assets in companies in related industry sectors, which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of events and factors described above. See “—Issuer Non-Diversification Risk,” “—Foreign (Non-U.S.) Investment Risk,” “—Emerging Markets Risk,” and “—Foreign Currency Risk.”

Derivatives risk

Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, issuer risk, credit risk, interest rate risk, leverage risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, currency, interest rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Suitable derivatives transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

The use by the Fund of derivatives such as options, forwards or futures contracts, or short sales may subject the Fund to risks associated with short economic exposure. Taking a short economic position through derivatives exposes the Fund to the risk that it will be obligated to make payments to its counterparty if the underlying asset appreciates in value, resulting in a loss to the Fund. The Fund’s loss on a short position theoretically could be unlimited.

The U.S. Government has enacted legislation that provides for new regulation of certain portions of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements for certain types of swaps contracts. Because the legislation leaves much to rule making, which is not yet completed, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. New rules required but not yet fully enacted under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) will require certain over-the-counter derivatives, including certain interest rate swaps and certain credit default index swaps, to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. It is unclear how the regulatory changes will affect counterparty risk.

Risks related to the Fund’s clearing broker and central clearing counterparty

The Commodity Exchange Act (the “CEA”) requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in separate secure accounts all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and cleared swaps and segregate any such funds. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested in certain instruments permitted under applicable regulations. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for the relevant account class. Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. All customer funds held at a clearing organization with respect to cleared swaps of customers of a clearing broker are also held in an omnibus account, but CFTC rules require that the clearing broker notify the clearing organization of the amount of the initial margin provided by the clearing broker to the clearing organization that is attributable to each customer. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing brokers generally provide to clearing organizations the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer, the Fund is subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Counterparty risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations to the Fund due to financial difficulties, the Fund may experience significant losses or delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by U.S. financial reform legislation. See “––Derivatives Risk” above for more information.

Net asset value discount risk

Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their NAV, commonly referred to as a “discount.”

The Fund cannot predict whether, or to what extent, its Common Shares will trade at a discount to their NAV. Immediately following this offering, the NAV of the Fund’s Common Shares will be reduced by offering costs paid by the Fund, and the public offering price you pay for the Common Shares includes the sales load, creating an increased risk that the Common Shares will trade at a discount to their offering price and NAV for a period following the offering. Therefore, there is an added risk to investors who may sell their shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objectives and personal situation. See “Description of Shares.”

Structured products risk

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. The Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity.

Equity securities and related market risk

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. See “––Issuer Risk.” The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

Smaller company risk

The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They also may have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Confidential information access risk

In managing the Fund, DoubleLine may seek to avoid the receipt by portfolio managers and analysts of material, non-public information (“Confidential Information”) about the issuers of senior floating rate loans, other bank loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio if the receipt of the Confidential Information will restrict one or more of the Adviser’s clients, including, potentially, the Fund, from trading in securities it holds or in which it expects to invest. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s loans. In circumstances when the Fund’s portfolio managers and analysts do not receive Confidential Information from these issuers, the Fund may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells a bank loan. Further, in situations when the Fund is asked, for example, to grant consents, waivers or amendments with respect to bank loans, DoubleLine’s ability to assess the desirability of such consents, waivers and amendments may be compromised. In such circumstances, DoubleLine may determine to receive such Confidential Information, but in so doing, may create information walls around persons (“walled-off personnel”) having access to the Confidential Information, which may limit the restrictions on others at DoubleLine but could also impair the ability of walled-off personnel to assist in managing the Fund. Also, certain issuers of senior floating rate loans, other bank loans and related investments may not have any publicly traded securities (“Private Issuers”) and may offer private information pursuant to confidentiality agreements or similar arrangements. DoubleLine may access such private information, while recognizing that the receipt of that information could potentially limit the Fund’s ability to trade in certain securities if the Private Issuer later issues publicly traded securities. If DoubleLine intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to sell certain investments held by the Fund.

Other investment companies risk

As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may use leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “—Leverage Risk.”

Rule 144A securities risk

Rule 144A under the Securities Act permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid, although the Fund may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees.

Inflation/deflation risk

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Liquidity risk

Illiquid securities are securities that the Adviser determines cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them. The absence of a trading market can make it difficult to determine a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Market disruption and geopolitical risk

The wars with Iraq and Afghanistan and similar conflicts and geopolitical developments, their aftermath and continued military presence in Iraq and Afghanistan are likely to have a substantial effect on the U.S. and world economies and securities markets. The nature, scope and duration of the wars and the potential costs of rebuilding infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, could be highly disruptive to economies and markets. Those events, as well as other changes in foreign and domestic economic and political conditions, also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments and the market value and NAV of the Fund’s Common Shares.

U.S. credit rating downgrade risk

The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect the Fund’s ability to achieve its investment objectives. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the United States to “AA+” from “AAA”. The downgrade by S&P and other future downgrades could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Portfolio turnover risk

The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. Higher portfolio turnover rates result in corresponding increases in brokerage commissions and other trading costs and generate short-term capital gains taxable at ordinary income rates.

Legal and regulatory risk

Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Fund and the Adviser have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Adviser will continue to be eligible for such exemptions.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may apply to certain other derivatives positions the Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Therefore it is possible that the trading decisions of the Adviser may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on the Adviser’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a short squeeze in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements may also limit the Adviser’s ability to access management and other personnel at certain companies where the Adviser seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. In addition, if the SEC were to adopt restrictions regarding short sales, they could restrict the Fund’s ability to engage in short sales in certain circumstances, and the Fund may be unable to execute its investment strategies as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Federal legislation has been passed that requires the adoption of regulations that would require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements would apply to loan participations, syndicated loans, and loan assignments. If the Fund invests in loans, it could be adversely affected by the regulation. The effect of any future regulatory change on the Fund could be substantial and adverse.

Regulatory risk—commodity pool operator

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC, in connection with its services to the Fund. To ensure the Adviser’s eligibility for the exclusion under Rule 4.5 as it has recently been amended by the CFTC, the Fund may be limited in its ability to use futures and options on futures and to engage in certain swaps transactions. The Fund currently expects to operate in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Adviser’s ability to manage the Fund under certain market conditions and may adversely affect the Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator, the Fund’s expenses may increase. The effect of the rule changes on the operations of the Fund and the Adviser is not fully known at this time.

Tax risk

The Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Code and intends each year to qualify and be eligible to be treated as such. If the Fund qualifies as a RIC, it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, distributed (or deemed distributed) to shareholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its shareholders an amount equal to or exceeding 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Fund intends to distribute all or substantially all of its investment company taxable income and net capital gain each year. In order for the Fund to qualify as a RIC in any taxable year, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must be certain types of qualifying income. If for any taxable year the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure the failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a RIC accorded special tax treatment in any taxable year, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level (currently at a 35% U.S. federal tax rate) and, when such income is distributed, to a further tax as dividends at the shareholder level to the extent of the Fund’s current or accumulated earnings and profits.

Changes in tax law. Recent changes in federal, state and local tax laws have resulted in increased tax liability on the part of many investors. The effect of these changes, and any future changes in tax law, which cannot be predicted, may make an investment in the Fund less attractive to many investors and may adversely affect the market value of the Fund’s Common Shares.

Repurchase agreements risk

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund may be delayed or prevented from realizing on the security.

Zero-coupon bond and payment-in-kind securities risk

Investments in zero-coupon and payment-in-kind securities are subject to certain risks, including that market prices of zero-coupon and payment-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. Because zero-coupon securities bear no interest, their prices are especially volatile. And because zero-coupon bondholders do not receive interest payments, the prices of zero-coupon securities generally fall more dramatically than those of bonds that pay interest on a current basis when interest rates rise. However, when interest rates fall, the prices of zero-coupon securities generally rise more rapidly in value than those of similar interest paying bonds. Under many market and other conditions, the market for the zero-coupon and payment-in-kind securities may suffer decreased liquidity making it difficult for the Fund to dispose of them or to determine their current value. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for treatment as a RIC and to avoid Fund-level U.S. federal income and/or excise taxes, the Fund is required to distribute to its shareholders any income it is deemed to have received in respect of such investments, notwithstanding that cash has not been received currently, and the value of paid-in-kind interest. Consequently, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy this distribution requirement. The required distributions, if any, would result in an increase in the Fund’s exposure to these securities.

ANTI-TAKEOVER PROVISIONS

The Fund’s Agreement and Declaration of Trust (the “Declaration”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. See “Anti-Takeover and Other Provisions in the Declaration of Trust” and “Repurchase of Common Shares; Conversion to Open-End Fund.” These provisions in the Declaration could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at NAV.

Summary of Fund expenses

The following table and the expenses shown assume the use of leverage in the form of reverse repurchase agreements or dollar roll transactions and/or borrowings in an amount equal to 33 1/3% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments), and show Fund expenses as a percentage of net assets attributable to Common Shares. Footnote (4) to the table also shows Fund expenses as a percentage of net assets attributable to Common Shares, but assumes that no leverage is used.

Shareholder Transaction Expenses	Percentage of Offering Price
Sales Load Paid by Investors	4.50%
Offering Expenses(1),(2)	0.20%
Dividend Reinvestment Plan Fees(3)	None

Annual Expenses	Percentage of Net Assets Attributable to Common Shares (assuming leverage is used)(4)
Management Fees	1.50%
Administration Fees(5)	0.22%
Interest Expense on Borrowed Funds(6)	0.53%
Other Expenses(7)	0.22%
Total Annual Expenses(1)	2.47%

(1)	The Adviser has agreed to pay the amount by which the Fund’s offering costs (other than the sales load but including the distribution assistance payment to TSC Distributors, LLC (“TSCD”) described below) exceed $0.05 per share (0.20% of the offering price). The Adviser has agreed to pay all of the Fund’s organizational expenses. The Adviser has agreed to pay up to 0.10% of the total gross assets raised in the Fund’s initial public offering to TSCD, as payment for providing certain distribution-related services, as well as reasonable out of pocket expenses related to the Fund’s roadshow. To the extent the Fund has not otherwise paid offering expenses that exceed $0.05 per Common Share, the Fund will reimburse the Adviser for the full amount of such payments to TSCD. If the Fund were to issue 10,000,000 Common Shares at a total price to the public of $250,000,000, total offering expenses are estimated at $1,650,000 (approximately $0.165 per Common Share), of which the Fund would pay $500,000 ($0.05 per Common Share or 0.20% of the Public Offering Price) and the Adviser $1,150,000 (approximately $0.115 per Common Share). The Adviser expects to pay approximately $100,000 in organizational expenses of the Fund. The actual size of the offering and related expenses may vary substantially from these estimates. The offering costs to be paid or reimbursed by the Fund are not included in the Annual Expenses table above or in footnote (4) below. However, these expenses will be borne by Common Shareholders and result in a reduction of the NAV of the Common Shares.

(2)	The Adviser (and not the Fund) has agreed to pay from its own assets a structuring fee to UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Barclays Capital Inc., and RBC Capital Markets, LLC. The Adviser (and not the Fund) may also pay certain qualifying underwriters a structuring fee, sales incentive fee, or additional compensation in connection with the offering. See “Underwriters—Additional Compensation.”

(3)	You will pay brokerage charges if you direct your broker or plan administrator to sell the Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”

Summary of Fund expenses

(4)	The table presented below in this footnote (4) estimates what the Fund’s annual expenses would be, stated as percentages of the Fund’s net assets attributable to Common Shares, but, unlike the table above, assumes that the Fund does not use reverse repurchase agreements or dollar roll transactions, and/or borrowings for purposes of adding leverage to the Fund’s portfolio. See “Leverage.” In accordance with these assumptions, the Fund’s expenses would be estimated to be as follows:

Annual Expenses	Percentage of Net Assets Attributable to Common Shares (assuming no use of leverage)
Management Fees	1.00%
Administration Fees(5)	0.15%
Other Expenses(7)	0.21%
Total Annual Expenses(1)	1.36%

(5)	The Master Services Agreement between the Fund and the Administrator obligates the Fund to pay the Administrator and TSC a fee of 0.15% of the Fund’s average daily total managed assets, subject to a minimum annual fee of $350,000, for providing administration, bookkeeping, pricing, and other services to the Fund. The Administrator will also be reimbursed by the Fund for out-of-pocket expenses that are reasonably incurred by USBFS and TSC in performing their duties under the Master Services Agreement.

(6)

Assumes the use of leverage in the form of reverse repurchase agreements or dollar roll transactions or borrowings representing 33 1/3% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments) at an annual effective interest rate cost to the Fund of 1.05%, which is based on DoubleLine’s assessment of current market conditions.

(7)	“Other Expenses” are based on estimated amounts for the current fiscal year.

The purpose of the tables above is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table and related footnotes are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately 10,000,000 Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase. See “Management of the Fund” and “Dividend Reinvestment Plan.”

As required by relevant SEC regulations, the following example illustrates the expenses (including the sales load of $45 and estimated offering expenses of this offering of approximately $2) that you would pay on a $1,000 investment in Common Shares, assuming (a) the sales load and the offering expenses listed in the parenthetical above, (b) total annual expenses of 2.47% of net assets attributable to Common Shares in years 1 through 10 (assuming the Fund obtains leverage through reverse repurchase agreements, dollar roll transactions and/or borrowings in an amount equal to 33 1/3% of the Fund’s total assets) and (c) a 5% annual return(1):

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$71	$120	$172	$314

(1)	The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated “Interest Expense on Borrowed Funds” and “Other Expenses” set forth in the Annual Expenses table are accurate, that the rates listed under “Total Annual Expenses” remain the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

The Fund

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on January 10, 2013, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071, and its telephone number is (877) DLine11 (877-354-6311).

Use of proceeds

The net proceeds of the offering of Common Shares will be approximately $          (or $          if the underwriters exercise the over-allotment option in full) after payment or reimbursement of the estimated offering expenses (including the sales load). The Adviser has agreed to pay the amount by which the Fund’s offering costs (other than the sales load) exceed $0.05 per share. The Adviser has agreed to pay all of the Fund’s organizational expenses. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objectives and strategies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in investments that meet its investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high grade, short-term securities and/or index futures contracts or similar derivative instruments designed to give the Fund exposure to the securities and markets in which it intends to invest while DoubleLine selects specific investments. The initial distributions by the Fund may consist primarily of a return of capital depending on the timing of the investment of the proceeds of this offering.

The Fund’s investment objectives and strategies

INVESTMENT OBJECTIVES

The Fund’s primary investment objective is to seek high current income; its secondary objective is to seek capital appreciation. The Fund cannot assure you that it will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek to achieve its investment objectives by investing in a portfolio of investments selected for their potential to provide high current income, growth of capital, or both. The Fund may invest in debt securities and other income-producing investments anywhere in the world, including in emerging markets. DoubleLine allocates the Fund’s assets among debt security market sectors, and among investments within those sectors, in an attempt to construct a portfolio providing the potential for a high level of current income and for capital appreciation consistent with what DoubleLine considers an appropriate level of risk in light of market conditions prevailing at the time. In managing the Fund’s investments, the Adviser uses a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed-income markets and include consideration of:

➢	security selection within a given debt security market sector;

➢	relative performance of the various market sectors;

➢	the shape of the yield curve; and

➢	fluctuations in the overall level of interest rates.

Implementation of portfolio asset allocation decisions is made by the Fund’s portfolio managers after consultation with DoubleLine’s Fixed Income Asset Allocation Committee, a committee consisting of portfolio managers and analysts that contributes to fixed-income asset allocation decisions made on behalf of the Fund by DoubleLine. DoubleLine will select investments over time to implement its long-term strategic investment view. It also will buy and sell securities opportunistically in response to short-term market, economic, political, or other developments or otherwise as opportunities may present themselves. DoubleLine will manage the Fund under an integrated risk management framework overseen by the Fund’s portfolio management team and DoubleLine’s risk management team.

The Fund may invest in debt securities and other income-producing investments based on DoubleLine’s assessment of the potential returns and risks of different sectors of the debt security markets and of particular securities and other investments. Such securities may include, by way of example, U.S. Government securities; debt securities issued by domestic or foreign corporate or other issuers; obligations of foreign sovereigns or their agencies or instrumentalities; equity, mortgage, or hybrid REIT securities that trade on an exchange (i.e., the Fund may not purchase REIT securities that do not trade on an exchange); bank loans (including, among others, senior loans, delayed funding loans and revolving credit facilities); municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; CLOs; payment-in-kind securities; zero-coupon bonds; inflation-indexed bonds; structured notes and other hybrid instruments; convertible securities; credit-linked trust certificates; preferred securities; commercial paper; and cash and cash equivalents. The rate of interest on the debt and other income-producing investments that the Fund may purchase may be fixed, floating, or variable. DoubleLine expects that the Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities and other income-producing investments anywhere in the world, including emerging markets. DoubleLine expects that the Fund will normally not invest more than 50% of its total assets in a single debt security market sector (excluding U.S. Government securities), as determined by the Adviser.

The Fund’s investment objectives and strategies

The Fund may invest in mortgage-backed securities of any kind. Mortgage-backed securities may include, among other things, securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or sponsored corporations, or securities of domestic or foreign private issuers. Mortgage-backed securities may be issued or guaranteed by banks or other financial institutions, special-purpose vehicles established for such purpose, or private issuers, or by government agencies or instrumentalities. Privately-issued mortgage-backed securities include any mortgage-backed security other than those issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities. Mortgage-backed securities may include, without limitation, interests in pools of residential mortgages or commercial mortgages, and may relate to domestic or non-U.S. mortgages. Mortgage-backed securities include, but are not limited to, securities representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to, any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including REMICs, which could include Re-REMICs, mortgage pass-through securities, inverse floaters, CMOs, multiclass pass-through securities, private mortgage pass-through securities, and stripped mortgage securities (generally interest-only and principal-only securities).

The Fund may invest in asset-backed securities that are not mortgage-backed securities, including securitizations of various non-mortgage-related receivables, such as, credit card and automobile finance receivables, student loans, airplane leases, installment loan contracts, home equity loans, and leases of various types of real and personal property.

The Fund will not normally invest more than 10% of its total assets in CLOs, and will normally not invest in equity tranches of CLOs. The Fund will not normally invest more than 5% of its total assets in asset-backed securities that are not mortgage-backed securities, CLOs or obligations issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or sponsored corporations. The Fund will not normally invest in collateralized debt obligations that are not mortgage-backed securities, asset-backed securities or CLOs.

Certain mortgage- and other asset-backed securities in which the Fund may invest may represent an inverse interest-only class of security for which the holders are entitled to receive no payments of principal and are entitled only to receive interest at a rate that will vary inversely with a specified index or reference rate, or a multiple thereof.

The Fund may invest without limit in securities of issuers domiciled or organized in jurisdictions other than the United States, including securities of issuers domiciled or organized in emerging market countries. The Fund initially intends to invest a significant portion of its assets in securities of issuers domiciled or organized in emerging market countries, although the composition of the Fund’s portfolio may change over time and from time to time such that a significant portion of the Fund’s assets are not invested in securities of emerging markets issuers. Although the Fund intends initially to invest only in U.S. dollar-denominated securities, the Fund may take positions in various foreign (non-U.S.) currencies, including by actual holdings of those currencies and through forward, futures, swap, and option contracts with respect to foreign currencies, for hedging, or as a substitute for actual purchases or sales of the currencies in question; the Fund may over time also invest in investments denominated in currencies other than the U.S. dollar if DoubleLine determines that such investments present favorable investment opportunities. The Fund may (but is not required to) attempt to hedge some of its exposure to foreign currencies in order to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar.

The Fund may invest without limit in securities rated below investment grade (securities rated Ba1 or below by Moody’s and BB+ or below by S&P and Fitch) or unrated securities judged by DoubleLine to be of comparable quality. The Fund will not normally invest more than 20% of its total assets in corporate debt instruments that are, at the time of purchase, rated lower than B3 by Moody’s and lower

The Fund’s investment objectives and strategies

than B- by S&P and Fitch (or, if unrated, determined by the Adviser to be of comparable quality). In addition, the Fund will not normally invest more than 20% of its total assets in debt securities and other income-producing investments that are not rated by at least one nationally recognized statistical rating organization. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Securities rated Ba1 or below by Moody’s and BB+ or below by S&P or Fitch are considered vulnerable to nonpayment and their issuers to be dependent on favorable business, financial and economic conditions to meet their financial commitments. The Fund may invest in securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. However, the Fund will not normally invest in corporate debt securities rated at the time of investment lower than Ca3 by Moody’s and lower than C by S&P and Fitch (or, if unrated, determined by the Adviser to be of comparable quality). The Fund will not normally invest in defaulted corporate securities. In the case of split ratings, DoubleLine will categorize the security according to the highest rating assigned.

The Fund may invest in securities of any or no maturity. The portfolio managers intend, under normal market conditions, to seek to construct an investment portfolio with a weighted average effective duration of not less than two years and not more than ten years. Duration is a measure of the expected life of a debt instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of debt securities with an average duration of ten years would generally be expected to decline by approximately 10% if interest rates rose by one percentage point. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. The effective duration of the Fund’s investment portfolio may from time to time vary materially from its target range, and there is no assurance that the effective duration of the Fund’s investment portfolio will not exceed the target range.

The Fund may hold common stocks and other equity securities from time to time, including, among others, those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. The Fund may invest in securities that have not been registered for public sale, including securities eligible for purchase and sale pursuant to Rule 144A or Regulation S under the Securities Act and other securities issued in private placements. The Fund also may invest without limit in securities of other open- or closed-end investment companies, including ETFs, but the Fund may not invest in funds sponsored or advised by DoubleLine or any investment adviser affiliate controlling, controlled by or under common control with DoubleLine. The Fund may invest in securities of companies with small and medium market capitalizations.

Portfolio securities may be sold at any time. Sales may occur when the Adviser determines to take advantage of what it considers to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when there is perceived deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

The Fund’s investment objectives may be changed by the Board without prior notice to or approval of the Fund’s shareholders.

Diversification. The Fund is a “non-diversified” investment company, and so may invest a greater percentage of its assets in the securities of a single issuer than investment companies that are “diversified.” See “Principal Risk Factors––Issuer Non-Diversification Risk.”

Note regarding investment limitations. Where this prospectus states that the Fund or the Adviser will not, or does not intend to, make investments in excess of a stated percentage of the Fund’s total assets, “total assets” includes amounts of leverage obtained through the use of reverse repurchase agreements,

The Fund’s investment objectives and strategies

dollar roll transactions, borrowings, and/or issuances of preferred shares. With respect to any reverse repurchase agreement or dollar roll transaction, “total assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the asset so sold as of the relevant measuring date. Except as otherwise noted, all percentages apply only at the time of investment.

Derivatives

The Fund may use various derivative strategies for hedging purposes, or to gain, or reduce, long or short exposure to one or more asset classes, issuers, currencies or reference assets. The Fund also may enter into derivatives transactions with the purpose or effect of creating investment leverage. Although the Fund reserves the right to invest in derivatives of any kind, it currently expects that it may use the following types of derivatives: futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives, put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, commodities or other indicators of value. The Fund may, for hedging purposes or as a substitute for direct investments in debt securities, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. When the Fund acts as a seller of a credit default swap, the Fund or its agents will earmark on its books or segregate liquid assets equal to the full notional amount of the swap agreement. The Fund may engage in short sales, either to earn additional return or to hedge existing investments. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this prospectus and in the SAI. The Fund or its agents will earmark or segregate liquid assets on its books against its derivatives exposures to the extent required by law.

PORTFOLIO CONTENTS

The Fund may invest in the instruments described below subject to any percentage limitations described above that may apply.

Bonds

Bonds include bonds, debt securities and fixed income and income-producing instruments of any kind issued by governmental or private-sector entities. Most bonds consist of a security or instrument having one or more of the following characteristics: a fixed-income security, a security issued at a discount to its face value, a security that pays interest or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The Adviser interprets the term bond broadly as an instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities. The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities, governments and municipalities and other issuers. Bonds may include, among other things, fixed or variable/floating-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Some bonds are “perpetual” in that they have no maturity date.

The Fund’s investment objectives and strategies

Foreign (Non-U.S.) Investments

The Fund may invest a substantial portion of it assets in debt obligations of corporate and other foreign issuers, including those of issuers economically tied to “emerging” market countries. See “––Emerging Market Securities.” The Fund may invest in sovereign debt issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. As a holder of sovereign debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are generally no bankruptcy proceedings similar to those in the United States by which defaulted sovereign debt may be collected. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. See “Principal Risk Factors—Foreign (Non-U.S.) Investment Risk.”

The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to realize a loss of interest or principal on any of its portfolio holdings.

The foreign securities in which the Fund may invest include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, interest rate risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Emerging Market Securities

The Fund may invest in the securities of issuers domiciled in or economically tied to emerging market countries. A security is considered to be “economically tied” to an emerging market country if the issuer or guarantor of the security is organized under the laws of the country or if the currency of settlement of the security is a currency of the emerging market country. DoubleLine has broad discretion to identify countries that it considers to qualify as emerging securities markets. In making investments in emerging market securities, the Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. DoubleLine will select emerging market country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors it believes to be relevant.

Investments in emerging market securities involve a greater degree of risk than, and special risks in addition to the risks associated with, investments in domestic securities or in securities of foreign, developed countries. See “Principal Risk Factors—Emerging Markets Risk.”

The Fund’s investment objectives and strategies

High Yield Securities (“Junk Bonds”)

Investments in high yield securities, or “junk bonds,” involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to the risks associated with, investments in investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to make timely principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics.

The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to general economic conditions. Certain “emerging” market governments that issue high yield securities in which the Fund may invest are among the largest debtors to commercial banks, foreign governments and supranational organizations, such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.

Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of debt obligations. Appendix A to this prospectus describes the various ratings assigned to debt obligations by Moody’s, S&P and Fitch. As noted in Appendix A, Moody’s, S&P and Fitch may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund need not sell a security when its rating is reduced below its rating at the time of purchase. DoubleLine does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a debt security may change over time. Moody’s, S&P and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

When an investment is rated by more than one rating agency, DoubleLine will use the highest rating for that security for purposes of applying any investment policies that incorporate credit ratings (e.g., a policy to invest a certain percentage of the Fund’s assets in securities rated investment grade).

Subject to the Fund’s investment policies, the Fund may purchase unrated securities (which are not rated by a rating agency) if DoubleLine determines that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that DoubleLine may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. The Fund’s success in achieving its investment objectives may depend more heavily on DoubleLine’s credit analysis to the extent that the Fund invests in below investment grade quality and unrated securities.

Distressed and Defaulted Securities

The Fund may invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are at risk of covenant or payment default. Such investments generally trade significantly

The Fund’s investment objectives and strategies

below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. In addition to pre-existing outstanding debt obligations of issuers undergoing financial distress, the Fund also may invest in “debtor-in-possession” loans (“DIP Loans”) newly issued in connection with “special situation” restructuring and refinancing transactions. DIP Loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP Loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP Loans are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities may include, among other things, securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or sponsored corporations, or securities of domestic or foreign private issuers. Mortgage-backed securities also include, but are not limited to, securities representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including REMICs, which could include Re-REMICs, mortgage pass-through securities, inverse floaters, collateralized mortgage obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. ABS are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as credit card and automobile finance receivables, student loans, airplane leases, installment loan contracts, home equity loans, and leases of various types of real and personal property. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. Mortgage- and asset-backed securities may include, without limitation, interests in pools of residential mortgages or commercial mortgages or other assets, and may relate to domestic or non-U.S. mortgages or other assets. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. One type of stripped mortgage-backed security has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class receives all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Fund

The Fund’s investment objectives and strategies

may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.

Certain of the Fund’s investments in mortgage-related securities may be backed by sub-prime mortgages which are subject to certain special risks. See “Principal Risk Factors––Mortgage Market/Subprime Risk.”

The Fund may invest in other types of ABS that are offered in the marketplace, including Enhanced Equipment Trust Certificates (“EETCs”). Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. EETCs tend to be less liquid than bonds. Other ABS may be collateralized by the fees earned by service providers. The value of ABS may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence of, or defalcation by, their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that use the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. The Fund may invest in other types of ABS that have been or will be offered to investors.

Please see “Investment Objectives and Strategies—Mortgage-Related and Other Asset-Backed Securities” in the SAI and “Principal Risk Factors—Mortgage-Backed Securities Risks” in this prospectus for a more detailed description of the types of mortgage-related and other asset-backed securities in which the Fund may invest and their related risks.

Collateralized Loan Obligations

The Fund may invest in CLOs. A CLO is a trust typically collateralized by a pool of loans issued by banks, corporations or any other public or private entity or person, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate or mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the equity tranche which generally bears losses in connection with the first defaults, if any, on the bonds or loans in the trust and serves to provide some measure of protection to the other, more senior tranches from defaults. The Fund will normally not invest in equity tranches of CLOs. A senior tranche from a CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class.

U.S. Government Securities

The Fund may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government or its agencies, instrumentalities or government-sponsored enterprises. Some U.S. Government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others are supported only by the credit of the instrumentality. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. See “Principal Risk Factors—Government-Entity Risk.” While some U.S. Government securities are guaranteed as to principal and interest, their market value is not guaranteed. Like other debt securities, U.S. Government securities are subject to interest rate risk and

The Fund’s investment objectives and strategies

credit risk. The U.S. Government does not guarantee the NAV or market value of the Fund’s Common Shares. Concerns regarding the U.S. Government’s ability to borrow money or otherwise finance its obligations, including as a result of legislatively-imposed limits on the amount of money it may borrow, could cause the values of U.S. Government securities, including those of the U.S. Government’s agencies and instrumentalities and other government-sponsored enterprises, to decline.

Loans

The Fund may make loans directly to borrowers and may acquire or invest in loans made by others. The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. In a novation, the Fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Fund assumes the position of a co-lender with other syndicate members. As an alternative, the Fund may purchase an assignment of a portion of a lender’s interest in a loan. In this case, the Fund may be required generally to rely upon the assigning financial institution to demand payment and enforce its rights against the borrower, but would otherwise be entitled to the benefit of all of the financial institution’s rights in the loan. The Fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, the Fund will generally be entitled to receive from the lending institution amounts equal to the payments of principal, interest and premium, if any, on the loan received by the institution, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. In the case of an assignment or a participation, the value of the Fund’s loan investment will depend at least in part on the credit standing of the assigning or participating institution. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates — i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. Investments in loans may be of any quality, including “distressed” loans. The Fund also may gain exposure to loans and related investments through the use of total return swaps and/or other derivative instruments and through other pooled investment vehicles, including some which may be sponsored or advised by the Adviser (see “Derivatives”).

Many loans are made by a syndicate of banks, represented by an agent bank (the “Agent”) which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate (the “Lenders”), and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the Agent, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a borrower.

The Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or may be difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s net asset value. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Indebtedness of companies

The Fund’s investment objectives and strategies

whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested. The Fund will in certain cases be required to rely upon the intermediary from which it purchases an assignment or participation interest to collect and pass on to the Fund such payments and to enforce the Fund’s rights. As a result, an insolvency, bankruptcy or reorganization of the intermediary may delay or prevent the Fund from receiving principal, interest and other amounts with respect to the Fund’s interest in the loan.

Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the fund will invest, however, the Adviser will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. The Adviser’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loans in which the Fund may invest may not be rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan may depend heavily on the Adviser’s or the original lending institution’s credit analysis of the borrower.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. Additionally, even where there is a market for certain loans the settlement period may be extended, up to several weeks or longer. That means the Fund may have a limited ability to receive payment promptly on the sale of some of the loans in its portfolio. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. The Adviser will determine the liquidity of the Fund’s investments by reference to, among other things, market conditions and contractual provisions.

Investments in loans through a direct loan or novation may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

It is currently the position of the SEC that, in the case of loan participations or assignments where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, the Fund should treat both the lending bank or other lending institution and the borrower as “issuers.” If and to the extent the Fund treats a financial intermediary as an issuer of indebtedness, the Fund may in certain circumstances be limited in its ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Economic exposure to loan interests through the use of derivative transactions, including, among others, total return swaps, generally may involve greater risks than if the Fund had invested in the loan interest

The Fund’s investment objectives and strategies

directly during a primary distribution or through assignments of, novations of or participations in a bank loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.

Real Estate Securities

The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, REIT securities that trade on an exchange (i.e., the Fund may not purchase REIT securities that do not trade on an exchange), and common, preferred, convertible, and debt securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate or real estate-related assets. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and, to the extent the Fund invests in REITs, it will bear its proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Sovereign Debt Obligations

Sovereign debt obligations are obligations of governmental issuers in foreign developed and emerging market countries (“Sovereign Debt Obligations”). Sovereign Debt Obligations include, but are not limited to,

➢	debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions,

➢	debt securities issued by government owned, controlled or sponsored entities and supranational government entities,

➢	interests in entities organized and operated for the purposes of restructuring the investment characteristics of instruments issued by any of the above issuers, or

➢	participation in loans between governments and financial institutions (see “—Bank Loans”).

Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. As a holder of Sovereign Debt Obligations, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are generally no bankruptcy proceedings similar to those in the

The Fund’s investment objectives and strategies

United States by which defaulted Sovereign Debt Obligations may be collected. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. See “Principal Risk Factors—Foreign (Non-U.S.) Investment Risk.”

Foreign Currencies and Related Transactions

The Fund’s Common Shares are priced in U.S. dollars and the distributions paid by the Fund to Common Shareholders are paid in U.S. dollars. Although the Fund intends initially to invest only in U.S. dollar-denominated securities, the Fund may take positions in various foreign (non-U.S.) currencies, including by actual holdings of those currencies and through forward, futures, swap, and option contracts with respect to foreign currencies, for hedging, or as a substitute for actual purchases or sales of the currencies in question; the Fund may over time also invest in investments denominated in currencies other than the U.S. dollar if DoubleLine determines that such investments present favorable investment opportunities. The Fund’s investments in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect any investment. See “Principal Risk Factors—Foreign Currency Risk.” The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivative strategies. For instance, the Fund may enter into forward foreign currency exchange contracts, and may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial. Although DoubleLine has the flexibility to engage in such transactions for the Fund, it may determine not to do so or to do so only in unusual circumstances or market conditions. Also, these transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

The Fund also may use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by DoubleLine.

Please see “Investment Objectives and Strategies—Foreign (Non-U.S.) Securities,” “Investment Objectives and Strategies—Foreign Currency Transactions” and “Investment Objectives and Strategies—Foreign Currency Exchange-Related Securities” in the SAI for a more detailed description of the types of foreign investments and foreign currency transactions in which the Fund may invest and their related risks.

Preferred Securities

Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Unlike common stocks, preferred stocks usually do

The Fund’s investment objectives and strategies

not have voting rights. Preferred stocks in some instances are convertible into common stock. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks may act like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Although they are equity securities, preferred securities have certain characteristics of both debt securities and common stock. They are like debt securities in that their stated income is generally contractually fixed. They are like common stocks in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Because preferred securities represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.

In order to be payable, dividends on preferred securities must be declared by the issuer’s board of directors. In addition, distributions on preferred securities may be subject to deferral and thus may not be automatically payable. Income payments on some preferred securities are cumulative, causing dividends and distributions to accrue even if they are not declared by the board of directors of the issuer or otherwise made payable. Other preferred securities are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred securities in which the Fund invests will be declared or otherwise made payable.

Preferred securities have a liquidation value that generally equals their original purchase price at the date of issuance. The market values of preferred securities may be affected by favorable and unfavorable changes impacting the issuers’ industries or industry sectors. They also may be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged. Many of the preferred securities in which the Fund may invest will not pay tax-advantaged dividends. See “Tax Matters.” Because the claim on an issuer’s earnings represented by preferred securities may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred securities, generally after an initial period of call protection in which the security is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred securities may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Convertible Securities and Synthetic Convertible Securities

The Fund may invest in convertible securities, which are debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both debt securities and equity securities. DoubleLine will generally evaluate these instruments based primarily on their debt characteristics. Although to a lesser extent than with debt obligations, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the

The Fund’s investment objectives and strategies

underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

Convertible securities are investments that provide for a stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for equity-related capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.

The Fund may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security and the right to acquire an equity security. The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities also are subject to the risks associated with derivatives. See “Principal Risk Factors—Derivatives Risk.” In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Reverse Repurchase Agreements and Dollar Rolls

Under a reverse repurchase agreement, the Fund would sell securities to a bank or broker dealer and agree to repurchase the securities at a mutually agreed future date and price. A dollar roll is similar to a reverse repurchase agreement except that the counterparty with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Generally, the effect of a reverse repurchase agreement or dollar roll transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the agreement and still be entitled to the returns associated with those portfolio securities—thereby resulting in a transaction similar to a borrowing and giving rise to leverage for the Fund. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Municipal Bonds

The Fund may invest in municipal bonds, which are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to, among other things, interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Fund may invest include, without limitation, municipal lease obligations. The Fund also may invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Fund also may invest in securities issued by entities whose underlying assets are municipal bonds.

The Fund’s investment objectives and strategies

Inverse Floaters

An inverse floater is a type of instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed-rate bond. The Fund may invest without limitation in inverse floaters, which brokers typically create by depositing an income-producing instrument, which may be a mortgage-backed security, in a trust. The trust in turn issues a variable rate security and inverse floaters. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. The market prices of inverse floaters may be highly sensitive to changes in interest rates and prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change.

Private Placements and Restricted Securities

The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act, or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Rule 144A permits the Fund to sell certain restricted securities to qualified institutional buyers without limitation. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. While floaters provide a certain degree of protection against rising interest rates, the Fund will participate in any decline in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by changes in the difference between such prices or interest rates, as the case may be, of the respective securities. The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Derivatives

The Fund may use various derivative strategies for hedging purposes, or to gain, or reduce, long or short exposure to one or more asset classes, issuers, currencies or reference assets. The Fund also may enter into derivatives transactions with the purpose or effect of creating investment leverage. See “Leverage.” Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among others, individual debt instruments, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts and swap agreements. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities

The Fund’s investment objectives and strategies

and other more traditional investments. See “Principal Risk Factors—Derivatives Risk.” Certain types of derivative instruments that the Fund may use with some frequency are described elsewhere in this section, including those described under “—Certain Interest Rate Transactions,” “—Credit Default Swaps” and “—Structured Notes and Related Instruments.” Please see “The Fund’s Investment Objectives and Strategies—Derivatives” for additional information about these and other derivative instruments that the Fund may use. There is no assurance that these derivative strategies will be available at any time or that DoubleLine will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, the Fund may be subject to certain restrictions on its use of derivative strategies imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund. The Fund or its agents will earmark or segregate liquid assets on its books against its derivatives exposures to the extent required by law.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) for purposes of gaining exposure to the currency of an emerging market country or other foreign country or as a hedge against fluctuations in future foreign currency exchange rates. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. A non-deliverable currency forward contract is a short-term forward contract on a foreign currency where the profit and loss is the difference between a specified exchange rate and the spot rate at the time of settlement.

At times, the Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in an underlying security transaction, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the currency which is being used for the security transaction.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to actually convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so with respect to a portion of the Fund’s assets from time to time, and investors should be aware of the costs of currency conversion. Although foreign currency exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The Fund’s intention to qualify as a RIC under the Code may limit its ability to enter into hedging transactions involving forward contracts.

Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been used and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Credit Default Swaps

The Fund may enter into credit default swap contracts for both investment and risk management purposes, as well as to add leverage to the Fund’s portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the

The Fund’s investment objectives and strategies

contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. If the Fund sells credit protection through a credit default swap, although the Fund may not be required to pay the par (or other agreed upon) value of the referenced debt obligation absent a default on the referenced debt obligation, a credit downgrade or other indication of financial deterioration with respect to the Fund or the issuer of the reference obligation may cause the value of the credit default swap to decrease, causing a loss to the Fund, and may also require the Fund to deposit additional margin, possibly requiring it to sell other assets at disadvantageous times or prices. When the Fund acts as a seller of a credit default swap, the Fund or its agents will earmark on its books or segregate liquid assets equal to the full notional amount of the swap agreement.

Certain Interest Rate Transactions

Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating-rate payments. These transactions generally involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate a variable rate payment obligation of the Fund (for example, a variable rate payment obligation on any preferred shares issued by the Fund). The payment obligation would be based on the notional amount of the swap. Other forms of interest rate swap agreements in which the Fund may invest include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may use interest rate swap transactions with the intent to reduce or eliminate the risk that an increase in short-term interest rates could pose for the performance of the Common Shares as a result of leverage, and also may use these instruments for other hedging or investment purposes. Any termination of an interest rate swap transaction could result in a termination payment by or to the Fund.

Money Market Instruments

Money market instruments are high quality short-term debt securities. Money market instruments in which the Fund may invest may include obligations of governments, government agencies, banks, corporations and special purpose entities including time deposits and certificates of deposit, and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in foreign currencies.

Depositary Receipts

The Fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a company’s securities that have been deposited with a bank or trust and that trade on an exchange or over-the-counter. For example, ADRs represent interests in a non-U.S. company but trade on a U.S. exchange or over-the-counter and are denominated in U.S. dollars. These securities represent the right to

The Fund’s investment objectives and strategies

receive securities of the foreign issuer deposited with the bank or trust. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, there are generally no fees imposed on the purchase or sale of these securities, other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may be untimely.

Portfolio Duration

The Fund may invest in securities of any or no maturity. The portfolio managers intend, under normal market conditions, to seek to construct an investment portfolio with a weighted average effective duration of not less than two years and not more than ten years. Duration is a measure of the expected life of a debt instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of debt securities with an average duration of ten years would generally be expected to decline by approximately 10% if interest rates rose by one percentage point. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. The effective duration of the Fund’s investment portfolio may from time to time vary materially from its target range, and there is no assurance that the effective duration of the Fund’s investment portfolio will not exceed the target range.

Structured Notes and Related Instruments

The Fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

DoubleLine may use structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund’s portfolio, and for leveraging purposes. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Structured instruments also may be illiquid. Like other sophisticated strategies, the Fund’s use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by DoubleLine, principal and/or interest payments received on the structured instrument may be substantially less than expected. Also, if

The Fund’s investment objectives and strategies

DoubleLine uses structured instruments to reduce the duration of the Fund’s portfolio, this may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline).

Other Investment Companies

The Fund may invest without limit in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and are permissible under the 1940 Act. However, the Fund may not invest in funds sponsored or advised by DoubleLine or any investment adviser affiliate controlling, controlled by or under common control with DoubleLine. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares) or when DoubleLine believes share prices of other investment companies offer attractive values.

As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments. See “Principal Risk Factors—Leverage Risk.”

The Fund’s investments in other investment companies may be limited by provisions of the 1940 Act that restrict the aggregate amount the Fund (and in some cases, its affiliated persons) can invest in any one investment company.

Common Stocks and Other Equity Securities

The Fund may from time to time hold common stocks and other equity securities, including upon conversion of a convertible securities held by the Fund. Also, in connection with the restructuring of a debt instrument held by the Fund, either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities in exchange for all or a portion of a debt instrument. Depending upon, among other things, DoubleLine’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold these equity securities in its portfolio.

Although common stocks and other equity securities have historically generated higher average returns than debt securities over the long term, they also have experienced significantly more volatility in those returns and in certain years have significantly underperformed relative to debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, prices of common stocks and other equity securities are sensitive to general movements in the equity markets and a decline in those markets may depress the prices of the equity securities held by the Fund. The prices of equity securities fluctuate for many different reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, prices of equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on

The Fund’s investment objectives and strategies

commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Repurchase Agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

When Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. The risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Short Sales

A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. The Fund may use short sales for investment purposes or for hedging and risk management purposes. When the Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the lender, which is usually a broker-dealer, and/or with the Fund’s custodian. The Fund may not receive any payments (including interest) on its collateral. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in so-called “naked” short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost, in which case the Fund’s losses theoretically could be unlimited. The Fund also may take short positions with respect to the performance of securities, indexes, interest rates, currencies and other assets or markets through the use of derivative instruments. See “––Derivatives.”

Lending of Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. See “Investment Objectives and Strategies—Securities Loans” in the SAI for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned although amounts received from the borrower will not be eligible to be treated as “qualified dividend income” or for the corporate dividends-received deduction. See “Tax Matters.” The Fund also will receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the

The Fund’s investment objectives and strategies

security loaned or becomes insolvent, or the risk of loss due to the investment performance of the collateral. The Fund may pay lending fees to the party arranging the loan.

Please see “Investment Objectives and Strategies” in the SAI for additional information regarding the investments of the Fund and their related risks.

Leverage

As soon as reasonably practicable following the completion of the initial public offering of the Fund’s Common Shares, the Fund intends, subject to then favorable market conditions, to add leverage to its portfolio by using reverse repurchase agreements, dollar roll transactions and/or borrowings, such as through loans or lines of credit from banks or other credit facilities. The Adviser currently expects that the leverage initially obtained through such instruments may represent approximately 33 1/3% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments). Although it has no current intention to do so, the Fund also may determine to issue preferred shares to add leverage to its portfolio.

The Fund also may enter into transactions other than reverse repurchase agreements, dollar roll transactions, borrowings, and/or the issuance of preferred shares that may give rise to a form of leverage or that have leverage embedded in them including, among others, transactions involving inverse floaters and related securities, credit default swap contracts and other transactions. Other such transactions include loans of portfolio securities, transactions involving derivative instruments, short sales and when- issued, delayed delivery, and forward commitment transactions. These transactions may represent a form of investment leverage and will create special risks. The use of these forms of additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used.

Under normal market conditions, the Fund will not (i) enter into reverse repurchase agreements or dollar roll transactions, (ii) borrow money through loans or draw on lines of credit from banks or other credit facilities, (iii) issue preferred shares, or (iv) enter into derivatives transactions with the intention on the part of the Adviser to create investment leverage, if as a result the amount of investment leverage the Adviser determines to be attributable to the activities listed in (i) through (iv) above in the aggregate would exceed 50% of the Fund’s total assets (including, for purposes of the 50% limit, the amounts of leverage obtained through such activities) (the “50% leverage policy”). Derivatives transactions entered into by the Fund to hedge, manage or reduce risk or to equitize a cash position will not be considered to have been made for the purpose of creating investment leverage and therefore will not be subject to the 50% leverage policy; the Adviser generally will determine whether an investment has the effect of creating investment leverage by evaluating the effect of the investment on the exposure and risk profile of the Fund as a whole. It is possible that following the incurrence of any amount of investment leverage, the value of the assets of the Fund will decline due to market conditions or other factors and that the 50% leverage limit will as a result be exceeded. In that case, the leverage risk to Common Shareholders will increase. See “Principal Risk Factors—Leverage Risk.”

The Fund may seek to obtain leverage by borrowing money under a committed line of credit with Bank of America, N.A., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, a principal underwriter of the Fund’s Common Shares in this offering. There is no assurance that the line of credit will in fact be established; the line would be subject to renewal periodically, and there can be no assurance that the lender would renew the line of credit in the future.

The Fund will use leverage opportunistically and may choose to increase, decrease, or eliminate its use of leverage over time and from time to time based on DoubleLine’s assessment of the yield curve environment, interest rate trends, market conditions, and other factors. There is no assurance that the Fund will use reverse repurchase agreements, dollar roll transactions or borrowings, issue preferred shares and/or use other forms of leverage. If used, there is no assurance that the Fund’s leveraging strategies will be successful. The net proceeds the Fund obtains from the use of leverage will be invested in accordance with the Fund’s investment objectives and policies as described in this prospectus. So long as the rate of return, net of applicable Fund expenses, on the investments purchased by the Fund exceeds

Leverage

the costs of such leverage to the Fund, the use of leverage should help the Fund to achieve an investment return greater than it would if it were not leveraged, although use of leverage may result in losses greater than if the Fund had not used leverage.

Leveraging is a speculative technique and there are special risks and costs involved. The Fund cannot assure you that any use of reverse repurchase agreements, dollar roll transactions, borrowings, or other forms of leverage (such as a potential future issuance of preferred shares or the use of derivatives strategies) will result in a higher investment return on your Common Shares, and it may result in losses. When leverage is used, the NAV and market price of the Common Shares and the yield to Common Shareholders will be more volatile. In addition, fees and expenses of repurchase agreements and borrowings, any future issuance of preferred shares, and other forms of leverage borne by the Fund are borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. New regulations or guidance issued by the SEC or the CFTC or their staffs could, among other things, restrict the Fund’s ability to engage in leveraging and derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such leveraging and derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result.

Because the fees received by the Adviser are based on the total managed assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions, borrowings, and/or preferred shares that may be outstanding), there is a financial incentive for the Adviser to cause the Fund to use leverage, which may create a conflict of interest between the Adviser, on the one hand, and the Common Shareholders, on the other hand.

Please see “Principal Risk Factors—Leverage Risk” for additional information regarding the Fund’s use of leverage and related risks.

EFFECTS OF LEVERAGE

Assuming the Fund engages in reverse repurchase agreements or dollar rolls transactions, and/or borrowings representing 33 1/3% of the Fund’s total assets (including the amounts of leverage obtained through such instruments), at an annual effective interest expense rate of 1.05% payable by the Fund on such instruments (based on market interest rates as of the date of this prospectus), the annual return that the Fund’s portfolio must experience in order to cover such costs of the reverse repurchase agreements or dollar roll transactions, and/or borrowings would be 0.35%. Of course, these figures are merely estimates based on current market conditions, used for illustration purposes only. Actual expenses associated with reverse repurchase agreements, dollar roll transactions, and/or borrowings used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.

Assumed Portfolio Total Return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share Total Return	(15.53)%	(8.03)%	(0.53)%	6.97%	14.47%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying

Leverage

interest expenses on the Fund’s leveraging transactions as described above and dividend payments on any preferred shares issued by the Fund) and gains or losses on the value of the securities the Fund owns. This table reflects hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s Common Shares, the value of which will be determined by market forces and other factors.

Any benefits of leverage used by the Fund cannot be fully achieved until the proceeds resulting from the use of leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including DoubleLine’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

POSSIBLE FUTURE ISSUANCE OF PREFERRED SHARES

As noted above, although the Fund has no present intention to do so, the Fund may determine in the future to issue preferred shares to add leverage to its portfolio. Any such preferred shares would have complete priority upon distribution of assets over the Common Shares. Under the 1940 Act, the Fund would not be permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets less liabilities (other than any senior securities outstanding or the liquidation value of any outstanding preferred shares) was at least 200% of the liquidation value of the outstanding preferred shares plus the aggregate amount of any senior securities representing indebtedness (as defined in the 1940 Act) held by the Fund as described above (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total assets less liabilities (other than any senior securities outstanding or the liquidation value of any outstanding preferred shares)). In addition, if the Fund issues preferred shares, the 1940 Act prohibits the declaration of any dividend (except a dividend payable in Common Shares of the Fund) or distribution upon the common shares of the Fund, or purchase of any such Common Shares, unless in every such case the preferred share class has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 200% (as described above) after deducting the amount of such dividend, distribution, or purchase price, as the case may be. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect two Trustees at all times, and, if dividends on preferred shares shall be unpaid in an amount equal to two full years’ dividends on such preferred shares, to elect a majority of the Trustees. The Fund might also be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

CREDIT FACILITY

In the event the Fund leverages through borrowings, the Fund may enter into definitive agreements with respect to a credit facility. The Fund may negotiate with commercial banks or other lenders to arrange a credit facility pursuant to which the Fund would expect to be entitled to borrow an amount up to approximately 33 1/3% of the Fund’s total assets (including the amount borrowed). Any such borrowings would constitute financial leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Outstanding amounts may be prepayable by the Fund prior to final maturity only with a penalty payment. There are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. There can be no assurance that the Fund will be successful in establishing a credit facility or other forms of borrowing leverage. Leveraging with a credit facility is expected to result in the Fund

Leverage

paying one or more lenders fees that are in addition to the required interest payments (which may be based on a fixed or floating rate) under the credit facility, including, among others, a commitment fee, a facility fee on the unused portion of the credit facility, closing costs and related fees and expenses. See “Summary of Fund Expenses.”

In addition, the Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities, including as a reserve against interest or principal payments and expenses. Any borrowings from a credit facility may be required to be secured by a pledge of the Fund’s assets. Only certain of the Fund’s assets may be eligible to be pledged under the terms of a credit facility. Consequently, the Fund may be limited in its ability to draw on the credit facility by the amount of eligible securities the Fund holds in its portfolio and is able to pledge. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility at all or on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

Under the 1940 Act, the Fund would not be permitted to issue any senior security representing indebtedness unless immediately after such issuance the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities is at least 300% of the value of the outstanding amount of any senior securities representing indebtedness (as defined in the 1940 Act). In addition, the Fund would not be permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets satisfies the above-referenced 300% coverage requirement after deducting the amount of such dividend or distribution.

Principal risk factors

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment. Therefore, you should carefully consider the risks below and other information contained in this prospectus before you decide to participate in the offering. The section below does not describe all risks associated with an investment in the Fund. Additional risks and uncertainties also may adversely affect and impair the Fund.

NO PRIOR HISTORY

The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations and is subject to all of the business risks and uncertainties associated with any new business.

MARKET DISCOUNT RISK

As with any stock, the price of the Fund’s Common Shares will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. The Fund’s NAV will be reduced immediately following the initial offering by a sales load and organizational and offering expenses paid or reimbursed by the Fund. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV. The Common Shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial offering. The Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future, and they may trade at a price lower than NAV. In addition to the Fund’s NAV, the Fund’s market price may be affected by factors related to the Fund such as dividend payments (which will in turn be affected by Fund expenses, including the costs of the Fund’s leverage, amounts of interest payments made by the Fund’s portfolio holdings, appreciation/depreciation of the Fund’s portfolio holdings, regulation affecting the timing and character of Fund distributions, and other factors), portfolio credit quality, liquidity, call protection, market supply and demand and similar factors relating to the Fund’s portfolio holdings. The Fund’s market price may also be affected by general market or economic conditions, including market trends affecting securities values generally or values of closed-end fund shares more specifically.

ISSUER RISK

The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

INVESTMENT AND MARKET RISK

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities and other instruments owned by the Fund. Securities and other instruments held by the Fund are generally traded in over-the-counter markets. The value of these securities and other instruments, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than their original cost, even after taking into account any reinvestment of dividends and distributions. Further, the value of securities and other instruments held by the Fund may decline in value due to factors affecting securities markets generally or particular

Principal risk factors

industries. In particular, many debt securities and other instruments of the types in which the Fund may invest, and debt markets generally, have experienced increases, in some cases substantial increases, in value in recent years; there is no assurance that such increases will continue or that such securities or markets will not experience substantial decreases in value or broad reversals in the future. As current interest rates are significantly below historical norms, there can be no assurance that interest rates will decline further, or that they will not increase significantly in the future, which could cause the values of debt securities and other instruments of the types in which the Fund may invest to decline significantly.

ISSUER NON-DIVERSIFICATION RISK

The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of a single issuer or a limited number of issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of the issuers in which the Fund invests also may present substantial credit or other risks. The Fund will be subject to similar risks to the extent that it enters into derivatives transactions with a limited number of counterparties.

CREDIT RISK

Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

INTEREST RATE RISK

Generally, when market interest rates rise, the prices of debt obligations fall, and when market interest rates fall, the prices of debt obligations generally rise. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute in the current market environment because market interest rates are currently at historically low levels. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Because the Fund’s weighted average effective duration generally will fluctuate as interest rates change, the Common Share NAV and market price per share may tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities. During periods of rising interest rates, the average life of certain types of securities may extend due to lower than expected rates of pre-payments, which could cause the securities’ durations to extend and expose the securities to more price volatility. This may lock in a below market yield, increase the security’s duration and reduce the securities’ value. In addition to directly affecting debt securities, rising interest rates also may have an adverse effect on the value of any equity securities held by the Fund. The Fund’s use of leverage, as described below, will tend to increase Common Share interest rate risk. DoubleLine may use certain strategies, including investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Variable and floating rate debt securities are generally less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate debt securities may decrease in value if interest rates increase. Inverse floating rate debt securities also may exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse

Principal risk factors

floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Common Shares.

DEBT SECURITIES RISK

In addition to certain of the other risks described herein, debt securities generally also are subject to the following risks:

➢

Redemption Risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

➢	Liquidity—Certain debt securities may be substantially less liquid than many other securities, such as U.S. Government securities or common shares or other equity securities.

➢

Spread Risk—Wider credit spreads and decreasing market values typically represent a deterioration of the debt security’s credit soundness and a perceived greater likelihood or risk of default by the issuer.

➢

Limited Voting Rights—Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default. Even in such cases, such rights may be limited to the terms of the debenture or other agreements.

CORPORATE DEBT RISKS

Corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, floating rate, zero coupon and inflation linked, among other things. The Fund may invest in convertible bonds, which are fixed income securities that are exercisable into other debt or equity securities, and “synthetic” convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”).

Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the issuer, the issuer’s performance, perceptions of the issuer in the market place, management performance, financial leverage and reduced demand for the issuer’s goods and services. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument (default risk).

FOREIGN (NON-U.S.) INVESTMENT RISK

The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets

Principal risk factors

of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing, and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that the Fund invests a significant portion of its assets in a particular foreign country or a concentrated geographic area (such as Europe or Asia), the Fund will generally have more exposure to regional economic risks associated with foreign investments. Also, adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Foreign countries may impose taxes on income from or disposition of foreign securities, thereby reducing the Fund’s return on such securities. Additionally, investments in securities of foreign issuers generally will be denominated in foreign currencies, subjecting the Fund to foreign currency risk. See “—Foreign Currency Risk.”

EMERGING MARKETS RISK

Investing in emerging market countries involves substantial risk due to the potential to have limited information compared to what may be available or required by more developed countries; higher brokerage costs; different accounting, auditing and financial reporting standards; the potential for less developed legal systems and thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of developed countries. Some of these countries have in the past failed to recognize private property rights and have nationalized or expropriated the assets of private companies.

The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many securities markets in emerging market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities. In addition, emerging market countries’ exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging market countries than in developed countries. As a result, funds that invest in emerging market countries have operating expenses that are higher than funds investing in other securities markets.

Emerging market countries may have different clearance and settlement procedures than in the United States, and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some emerging market countries, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to

Principal risk factors

settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Some emerging market countries have a greater degree of economic, political and social instability than the United States and other developed countries. Such social, political and economic instability could disrupt the financial markets in which the Fund invests and adversely affect the value of its investment portfolio.

Currencies of emerging market countries have sometimes experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. A devaluation of the currency in which investment portfolio securities are denominated will negatively impact the value of those securities. Emerging market countries have and may in the future impose foreign currency controls and repatriation controls. In addition, some currency hedging techniques may be unavailable in emerging market countries, and the currencies of emerging market countries may experience greater volatility in exchange rates as compared to those of developed countries.

MORTGAGE-BACKED SECURITIES RISKS

Mortgage-backed securities include, among other things, participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders and involve, among others, the following risks:

Credit and Market Risks of Mortgage-Backed Securities. Investments by the Fund in fixed rate and floating rate mortgage-backed securities will entail credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors could cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. The value of all mortgage-backed securities also may change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless. The Fund also may purchase securities that are not guaranteed or subject to any credit support.

Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have more moderate changes in price when interest rates rise or fall, but their current yield will be affected. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which an individual mortgage or that specific mortgage-backed security carries, the default and delinquency rate of the mortgage pool, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization or undercollateralization of a mortgage pool.

Residential Mortgage-Backed Securities. The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of housing values (as has been experienced and may continue to be experienced in

Principal risk factors

many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans may be more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage-related securities has resulted and may continue to result in limited new issuances of mortgage-related securities and limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities and limit the availability of attractive investment opportunities for the Fund. It is possible that such limited liquidity in secondary markets could continue or worsen.

Ongoing developments in the residential mortgage market may have additional consequences to the market for mortgage-backed securities. Delinquencies and losses generally have been increasing with respect to securitizations involving residential mortgage loans and may continue to increase as a result of the weakening housing market and the seasoning of securitized pools of mortgage loans. Many so-called sub-prime mortgage pools are currently distressed and may be trading at significant discounts to their face value.

Additionally, mortgage lenders have adjusted their loan programs and underwriting standards, which has reduced the availability of mortgage credit to prospective mortgagors. This has resulted in reduced availability of financing alternatives for mortgagors seeking to refinance their mortgage loans. The reduced availability of refinancing options for mortgagors has resulted in higher rates of delinquencies, defaults and losses on mortgage loans, particularly in the case of, but not limited to, mortgagors with ARMs or interest-only mortgage loans that experience significant increases in their monthly payments following the adjustment date or the end of the interest-only period (see “Adjustable Rate Mortgages” below for further discussion of adjustable rate mortgage risks). These events, alone or in combination with each other and with deteriorating economic conditions in the general economy, may continue to contribute to higher delinquency and default rates on mortgage loans. The tighter underwriting guidelines for residential mortgage loans, together with lower levels of home sales and reduced refinance activity, also may have contributed to a reduction in the prepayment rate for mortgage loans generally and this trend may continue. The values of mortgage-backed securities may be substantially dependent on the servicing of the underlying mortgage pools, and therefore are subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral.

The U.S. Government conservatorship of Freddie Mac and the Fannie Mae in September 2008 and its ultimate resolution may adversely affect the real estate market, the value of real estate-related assets generally and markets generally.

The FHFA, as conservator or receiver of Fannie Mae and Freddie Mac, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. In the event the guaranty obligations of Fannie Mae or Freddie Mac are repudiated, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to

Principal risk factors

transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

Commercial Mortgage-Backed Securities. CMBS include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have paid them off sooner. When a prepayment happens, a portion of the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation. This is known as prepayment risk. Mortgage-backed securities also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem or pay-off the security, which could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of such investments. Because mortgage-backed securities have the potential to be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity when disfavored by the market.

Collateralized Mortgage Obligations. There are certain risks associated specifically with CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The expected average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, 2007, 2008 and 2009, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.

Principal risk factors

Adjustable Rate Mortgages. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed security into which that loan has been bundled.

Interest and Principal Only Securities Risk. One type of stripped mortgage-backed security pays to one class all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. PO class securities tend to decline in value if prepayments are slower than anticipated.

Investments in mortgage-related securities may involve particularly high levels of risk under current market conditions. See “—Mortgage Market/Subprime Risk.”

MORTGAGE MARKET/SUBPRIME RISK

The residential mortgage markets in the United States and in various foreign countries have experienced difficulties over the past few years that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has been experienced during that period and may continue to be experienced in many real estate markets) may exacerbate such delinquencies and losses. Borrowers with ARMs are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

COLLATERALIZED LOAN OBLIGATIONS RISK

The Fund may invest in CLOs. A CLO is a trust typically collateralized by a pool of loans issued by banks, corporations or any other public or private entity or person, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate or mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge

Principal risk factors

management fees and administrative expenses. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the equity tranche which generally bears losses in connection with the first defaults, if any, on the bonds or loans in the trust and serves to provide some measure of protection to the other, more senior tranches from defaults. The Fund will normally not invest in equity tranches of CLOs. A senior tranche from a CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify under Rule 144A under the Securities Act. In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) that they may be subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.

ASSET-BACKED SECURITIES INVESTMENT RISK

ABS tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on ABS in lower-yielding investments. ABS in which the Fund invests may have underlying assets that include, among others, credit card and automobile finance receivables, student loans, airplane leases, installment loan contracts, home equity loans, and leases of various types of real and personal property. There is a risk that borrowers may default on their obligations in respect of those underlying obligations. Certain assets underlying ABS are subject to prepayment, which may reduce the overall return to ABS holders. Holders also may experience delays in payment on the securities if the full amounts due on underlying sales contracts or receivables are not realized by a trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. The values of ABS may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. Certain ABS do not have the benefit of the same security interest in the related collateral as may mortgage-backed securities; nor are they provided government guarantees of repayment as are some mortgage-backed securities. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of collateral or other assets underlying an ABS, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a

Principal risk factors

reduction in the value of such ABS and losses to the Fund. It is possible that many or all ABS will fall out of favor at any time or over time with investors, affecting adversely the values and liquidity of the securities.

GOVERNMENT-ENTITY RISK

Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by Ginnie Mae, are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. GSEs, such as the Federal Home Loan Banks, Freddie Mac, Fannie Mae and Sallie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain GSEs, including the Federal Home Loan Banks, Freddie Mac and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the GSEs and the values of their related securities or obligations. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities. See “Investment Objectives and Strategies—Mortgage-Related and Other Asset-Backed Securities” in the SAI.

SOVEREIGN DEBT OBLIGATIONS RISK

Investments in countries’ government debt obligations involve special risks. Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity’s policy toward the International Monetary Fund and the political constraints to which a government entity may be subject. Government debtors may default on their debt and also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.

Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may decide to default on their sovereign debt in whole or in part. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no known bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Principal risk factors

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited (or no) legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of more senior fixed-income securities, such as commercial bank debt, will not contest payments to the holders of other foreign government debt securities in the event of default under their commercial bank loan agreements.

Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Continuing uncertainty as to the status of the Euro and the EMU has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments.

Investments in a foreign country’s government debt securities involve currency risk. See “—Foreign Currency Risk.”

LOAN RISK

Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk, and extension risk. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service).

Because there is limited public information available regarding loan investments, the Fund is particularly dependent on the analytical abilities of the Fund’s portfolio managers. Opportunities to invest in loans or certain types of loans may be limited.

The Fund may invest in loans made in connection with highly leveraged transactions. These transactions may include operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing. Those loans are subject to greater credit and liquidity risks than other types of loans. The Fund may invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. In addition, the Fund may invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors.

Principal risk factors

If the Fund holds a loan through another financial institution, or relies on another financial institution to administer the loan, the Fund’s receipt of principal and interest on the loan is subject to the credit risk of the financial institution. If the Fund holds its interest in a loan through another financial institution, the Fund likely will not be able to exercise its rights directly against the borrower and may not be able to cause the financial institution to take what it considers to be appropriate action. If the Fund relies on a financial institution to administer a loan, the Fund is subject to the risk that the financial institution may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations.

Loans in which the Fund may invest typically pay interest at floating rates. It is possible that the borrower may have the ability to change or to adjust the interest rate on a loan under circumstances or in ways that are unfavorable to the Fund, or that the timing or calculation of scheduled changes in the interest rate on a loan held by the Fund may delay, or prevent, the Fund from realizing the effects of favorable changes in interest rates.

If a loan is collateralized, the value of the collateral may decline after the Fund invests, and the value of the collateral may not be sufficient to cover the amount owed to the Fund. If a borrower defaults on a collateralized loan, the Fund may receive assets other than cash or securities in full or partial satisfaction of the borrower’s obligation under the loan. Those assets may be illiquid, and the Fund might not be able to realize the benefit of the assets for legal, practical or other reasons.

Investments in loans may be difficult to value and may be illiquid, including due to legal or contractual restrictions on resale. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may increase the expenses of the Fund or cause the Fund to be unable to realize the full value of its investment in the loan, resulting in a material decline in the Fund’s NAV.

Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, sale proceeds related to the sale of loans will not be available to make additional investments until potentially a substantial period after the sale of the loans.

The Fund may make loans directly to borrowers or may acquire an interest in a loan by means of an assignment or a participation, although the Fund normally expects to acquire interests in loans primarily through assignments. In an assignment, the Fund may be required generally to rely upon the assigning financial institution to demand payment and enforce its rights against the borrower, but would otherwise be entitled to the benefit of all of the financial institution’s rights in the loan. The Fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, the Fund will generally be entitled to receive from the lending institution amounts equal to the payments of principal, interest and premium, if any, on the loan received by the institution, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. In the case of an assignment or a participation, the value of the Fund’s loan investment will depend at least in part on the credit standing of the assigning or participating institution. The Fund will in certain cases be required to rely upon the intermediary from which it purchases an assignment or participation interest to collect and pass on to the Fund such payments and to enforce the Fund’s rights. As a result, an insolvency, bankruptcy or reorganization of the intermediary may delay or prevent the Fund from receiving principal, interest and other amounts with respect to the Fund’s interest in the loan.

Principal risk factors

HIGH YIELD SECURITIES RISK (“JUNK BONDS”)

Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and to repay principal when due, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. The Fund may purchase distressed securities that are at risk of default or whose issuers are at risk of bankruptcy, which involves heightened risks. An economic downturn could severely affect the ability of issuers (particularly those who are highly leveraged) to service their debt obligations or to repay their obligations upon maturity. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on the Fund’s ability to dispose of a particular security. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. See “—Liquidity Risk.” To the extent the Fund invests in high yield securities, DoubleLine’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that DoubleLine will be successful in this regard. See “—Portfolio Contents—High Yield Securities (“Junk Bonds”)” for additional information.

DISTRESSED AND DEFAULTED SECURITIES RISK

Distressed and defaulted securities generally present the same risks as investment in below investment grade securities. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. An issuer of distressed securities may be in bankruptcy or undergoing some other form of financial restructuring. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Interest and/or principal payments on distressed securities may be in default. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Distressed securities present a risk of loss of principal value, including potentially a total loss. Distressed securities may be highly illiquid and the prices at which distressed securities may be sold may represent a substantial discount to what the Adviser believes to be the ultimate value of such obligations. It may be difficult to obtain information as to the true financial condition of such issuer. DoubleLine’s judgments about the credit quality of a financially stressed issuer and the relative value of its securities may prove to be wrong.

LEVERAGE RISK

The Fund’s use of leverage (as described under “Leverage” above) creates the opportunity for increased net income and capital appreciation, but also creates special risks for Common Shareholders. There is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The net proceeds the Fund obtains from its use of reverse repurchase agreements, dollar roll transactions, and/or borrowings (as well as from any future issuance of preferred shares) will be invested in accordance with the Fund’s investment objectives and policies as described in this prospectus. The interest expense payable by the Fund with respect to its reverse repurchase agreements, dollar roll transactions and/or borrowings (or dividends payable with

Principal risk factors

respect to any outstanding preferred shares) may be based on shorter-term interest rates that periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest expenses and other costs to the Fund of such leverage, the investment of the proceeds thereof should generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess would be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. If, however, interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage (including interest expenses on reverse repurchase agreements, dollar rolls, borrowings and the dividend rate on any outstanding preferred shares) could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing the return to Common Shareholders. When leverage is used, the NAV and market price of the Common Shares and the investment return to Common Shareholders will likely be more volatile. There can be no assurance that the Fund’s use of leverage will result in a higher investment return on the Common Shares, and it may result in losses. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. In addition, any preferred shares issued by the Fund may pay cumulative dividends, which may tend to increase leverage risk.

Leverage creates several major types of risks for Common Shareholders, including:

➢	the likelihood of greater volatility of NAV and market price of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;

➢

the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and

➢

the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Common Shares.

In addition, the counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.

The use by the Fund of reverse repurchase agreements and dollar roll transactions to obtain leverage also involves special risks. For instance, the market value of the securities that the Fund is obligated to repurchase under a reverse repurchase agreement may decline below the repurchase price and the securities may not be returned to the Fund. See “—Portfolio Contents—Reverse Repurchase Agreements and Dollar Rolls.”

In addition to reverse repurchase agreements, dollar roll transactions, and/or borrowings (or a future issuance of preferred shares), the Fund’s use of other transactions that may give rise to a form of leverage (including, among others, inverse floaters and related securities, credit default swap contracts and other transactions, loans of portfolio securities, transactions involving derivative instruments, short sales, and when issued, delayed delivery, and forward commitment transactions) gives rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions, and total returns to Common Shareholders. The Fund also may seek to offset derivatives positions against one another or against other assets in an attempt to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any positions do not behave in relation to one another as expected by the Adviser, the Fund may perform as if it is leveraged through use of these derivative strategies. See “Leverage.”

Because the fees received by the Adviser are based on the total managed assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions, borrowings, and/or

Principal risk factors

preferred shares that may be outstanding), there is a financial incentive for the Adviser to cause the Fund to use leverage, which may create a conflict of interest between the Adviser, on the one hand, and the Common Shareholders, on the other hand.

REIT RISK

An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including difficulties in valuing and disposing of real estate, losses from casualty or condemnation and environmental liabilities, and changes in local and general economic conditions, market value, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, changes in the cost or availability of credit, or the failure by the REIT to qualify for tax-free pass-through of income under the Code, and the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. To the extent the Fund invests in REITs, it will also be subject to the risk that a REIT may default on its obligations or go bankrupt. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses. The Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those investments and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make distributions. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents. Mortgage REITs invest primarily in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Equity REITs are generally affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and investments in mortgage-related securities.

INVERSE FLOATERS AND RELATED SECURITIES RISK

Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters, residual interest tender option bonds and similar instruments will underperform the market for fixed rate securities in a rising interest rate environment. Some inverse floaters may be considered to be leveraged to the extent that their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters, residual interest tender option bonds and similar instruments that have mortgage-backed securities underlying them will expose the Fund to the risks associated with those mortgage-backed securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying mortgage-backed securities.

Principal risk factors

MUNICIPAL BOND RISK

Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of the Adviser than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Laws, referenda, ordinances or regulations enacted in the future by Congress or state legislatures or the applicable governmental entity could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax exempt.

The Fund may invest in revenue bonds, which are typically issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Because the principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, there is no guarantee that the particular project will generate enough revenue to pay its obligations, in which case the Fund’s performance may be adversely affected.

Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax. The Fund does not expect to be eligible to pass the tax-exempt character of such interest through to Common Shareholders.

REINVESTMENT RISK

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to reinvest the proceeds in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on the dividend levels and market price, NAV and/or overall return of the Common Shares.

FOREIGN CURRENCY RISK

The Fund’s Common Shares are priced in U.S. dollars and the distributions paid by the Fund to Common Shareholders are paid in U.S. dollars. However, a portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies and income received by the Fund from many foreign debt obligations may

Principal risk factors

be paid in foreign currencies. The Fund also may invest in or gain exposure to foreign currencies themselves for investment or hedging purposes. The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions made to Common Shareholders. As noted above, the Fund may (but is not required to) attempt to hedge some of its exposure to foreign currencies in order to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. There is no assurance, however, that these hedging strategies will be available or will be used by the Fund or, if used, that they will be successful.

REDENOMINATION RISK

As the European debt crisis has progressed, the possibility of one or more Eurozone countries exiting the EMU, or even the potential of the collapse of the euro as a common currency, has persisted, creating significant volatility at times in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the values of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. See “—Foreign Currency Risk,” “—Liquidity Risk” and “—Valuation Risk.” To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments might be deemed to be denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

CREDIT DEFAULT SWAPS RISK

Credit default swaps involve greater risks than investing in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller (if any), coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

Although the Fund may seek to realize gains by writing credit default swaps that increase in value, to realize gains on writing credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. If no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, writing credit default swaps may not be profitable for the Fund.

Principal risk factors

The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. As of the date of this prospectus, credit default swaps are not currently traded on any securities exchange; however certain credit default swaps may be cleared through swaps clearing houses. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

HEDGING STRATEGY RISK

Certain of the investment techniques that the Fund may employ for hedging will expose the Fund to additional or increased risks.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

The Adviser is under no obligation to engage in any hedging strategies, and may, in its discretion, choose not to. Even if the Adviser desires to hedge some of the Fund’s risks, suitable hedging transactions may not be available or, if available, attractive. A failure to hedge may result in losses to the value of the Fund’s investments.

SHORT SALES RISK

To the extent the Fund makes use of short sales for investment and/or risk management purposes, the Fund may be subject to certain risks associated with selling short. Short sales are transactions in which the Fund sells securities or other instruments that the Fund does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivative instruments, such as forwards, futures or swaps on indices or on individual securities. When the Fund engages in a short sale on a security or other instrument, it typically borrows the security or other instrument sold short and delivers it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow the security and will be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in short sales when it does not own or have the right to acquire the security sold short at no additional cost. The Fund’s loss on a short sale theoretically could be unlimited in a case in which the Fund is unable, for whatever reason, to close out its short position. In addition, the Fund’s short selling strategies may limit its ability to benefit from increases in the markets. Short selling involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Principal risk factors

CONVERTIBLE SECURITIES RISK

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

The Fund may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities also are subject to the risks associated with derivatives. See “—Derivatives Risk.” In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

PREFERRED SECURITIES RISK

In addition to equity securities risk (see “—Equity Securities and Related Market Risk”), credit risk (see “—Credit Risk”) and possibly high yield risk (see “—High Yield Securities Risk (‘Junk Bonds’)”), investment in preferred stocks involves certain other risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

MANAGEMENT RISK

The Fund’s ability to identify and invest in attractive opportunities is dependent upon the Adviser. If one or more key individuals leave the Adviser, it may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives.

Principal risk factors

The Fund is the second closed-end fund to be managed by the Adviser. The Adviser is the adviser to several registered open-end funds, and the portfolio managers have previous experience managing closed-end funds. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities, leverage strategy or investment techniques, and the Fund’s performance may lag behind that of similar funds as a result.

VALUATION RISK

When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. See “Net Asset Value.” Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

FOCUSED INVESTMENT RISK

The Fund will be subject to focused investment risks to the extent that it invests a substantial portion of its assets in a small number of issuers or in a particular country or geographic region. To the extent that the Fund focuses or concentrates its investments in a particular industry, the NAV of the Common Shares will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, changes in governmental regulation, inflation, rising interest rates, competition from new entrants, and other economic, market, political or other developments specific to that industry. The Fund may have greater risk to the extent that it invests a substantial portion of its assets in companies in related industry sectors, which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of events and factors described above. See “—Issuer Non-Diversification Risk,” “—Foreign (Non-U.S.) Investment Risk,” “—Emerging Markets Risk,” and “—Foreign Currency Risk.”

DERIVATIVES RISK

Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, issuer risk, credit risk, interest rate risk, leverage risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, currency, interest rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Suitable derivatives transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

The use by the Fund of derivatives such as options, forwards or futures contracts, or short sales may subject the Fund to risks associated with short economic exposure. Taking a short economic position through derivatives exposes the Fund to the risk that it will be obligated to make payments to its counterparty if the underlying asset appreciates in value, resulting in a loss to the Fund. The Fund’s loss on a short position theoretically could be unlimited.

The U.S. Government has enacted legislation that provides for new regulation of certain portions of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements

Principal risk factors

for certain types of swaps contracts. Because the legislation leaves much to rule making, which is not yet completed, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. New rules required but not yet fully enacted under the Dodd-Frank Act will require certain over-the-counter derivatives, including certain interest rate swaps and certain credit default index swaps, to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. It is unclear how the regulatory changes will affect counterparty risk.

RISKS RELATED TO THE FUND’S CLEARING BROKER AND CENTRAL CLEARING COUNTERPARTY

The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in separate secure accounts all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and cleared swaps and segregate any such funds. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested in certain instruments permitted under applicable regulations. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for the relevant account class. Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. All customer funds held at a clearing organization with respect to cleared swaps of customers of a clearing broker are also held in an omnibus account, but CFTC rules require that the clearing broker notify the clearing organization of the amount of the initial margin provided by the clearing broker to the clearing organization that is attributable to each customer. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing brokers generally provide to clearing organizations the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer, the Fund is subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Principal risk factors

COUNTERPARTY RISK

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations to the Fund due to financial difficulties, the Fund may experience significant losses or delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by U.S. financial reform legislation. See “—Derivatives Risk” above for more information.

NET ASSET VALUE DISCOUNT RISK

Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their NAV, commonly referred to as a “discount.”

The Fund cannot predict whether, or to what extent, its Common Shares will trade at a discount to their NAV. Immediately following this offering, the NAV of the Fund’s Common Shares will be reduced by offering costs paid by the Fund, and the public offering price you pay for the Common Shares includes the sales load, creating an increased risk that the Common Shares will trade at a discount to their offering price and NAV for a period following the offering. Therefore, there is an added risk to investors who may sell their shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objectives and personal situation. See “Description of Shares.”

STRUCTURED PRODUCTS RISK

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Principal risk factors

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. The Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity.

EQUITY SECURITIES AND RELATED MARKET RISK

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. See “—Issuer Risk.” The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

SMALLER COMPANY RISK

The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They also may have limited liquidity. These

Principal risk factors

securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

CONFIDENTIAL INFORMATION ACCESS RISK

In managing the Fund, DoubleLine may seek to avoid the receipt by portfolio managers and analysts of Confidential Information about the issuers of senior floating rate loans, other bank loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio if the receipt of the Confidential Information will restrict one or more of the Adviser’s clients, including, potentially, the Fund, from trading in securities it holds or in which it expects to invest. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s loans. In circumstances when the Fund’s portfolio managers and analysts do not receive Confidential Information from these issuers, the Fund may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells a bank loan. Further, in situations when the Fund is asked, for example, to grant consents, waivers or amendments with respect to bank loans, DoubleLine’s ability to assess the desirability of such consents, waivers and amendments may be compromised. In such circumstances, DoubleLine may determine to receive such Confidential Information, but in so doing, may create information walls around persons (“walled-off personnel”) having access to the Confidential Information, which may limit the restrictions on others at DoubleLine but could also impair the ability of walled-off personnel to assist in managing the Fund. Also, certain issuers of senior floating rate loans, other bank loans and related investments may not have any publicly traded securities (“Private Issuers”) and may offer private information pursuant to confidentiality agreements or similar arrangements. DoubleLine may access such private information, while recognizing that the receipt of that information could potentially limit the Fund’s ability to trade in certain securities if the Private Issuer later issues publicly traded securities. If DoubleLine intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to sell certain investments held by the Fund.

OTHER INVESTMENT COMPANIES RISK

As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may use leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “—Leverage Risk.”

RULE 144A SECURITIES RISK

Rule 144A under the Securities Act permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid, although the Fund may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees.

INFLATION/DEFLATION RISK

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real

Principal risk factors

value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

LIQUIDITY RISK

Illiquid securities are securities that the Adviser determines cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them. The absence of a trading market can make it difficult to determine a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of publicly traded securities.

MARKET DISRUPTION AND GEOPOLITICAL RISK

The wars with Iraq and Afghanistan and similar conflicts and geopolitical developments, their aftermath and continued military presence in Iraq and Afghanistan are likely to have a substantial effect on the U.S. and world economies and securities markets. The nature, scope and duration of the wars and the potential costs of rebuilding infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, could be highly disruptive to economies and markets. Those events, as well as other changes in foreign and domestic economic and political conditions, also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments and the market value and NAV of the Fund’s Common Shares.

U.S. CREDIT RATING DOWNGRADE RISK

The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect the Fund’s ability to achieve its investment objectives. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the United States to “AA+” from “AAA”. The downgrade by S&P and other future downgrades could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Principal risk factors

PORTFOLIO TURNOVER RISK

The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. Higher portfolio turnover rates result in corresponding increases in brokerage commissions and other trading costs and generate short-term capital gains taxable at ordinary income rates.

LEGAL AND REGULATORY RISK

Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Fund and the Adviser have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Adviser will continue to be eligible for such exemptions.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may apply to certain other derivatives positions the Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Therefore it is possible that the trading decisions of the Adviser may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on the Adviser’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a short squeeze in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements may also limit the Adviser’s ability to access management and other personnel at certain companies where the Adviser seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. In addition, if the SEC were to adopt restrictions regarding short sales, they could restrict the Fund’s ability to engage in short sales in certain circumstances, and the Fund may be unable to execute its investment strategies as a result.

Principal risk factors

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Federal legislation has been passed that requires the adoption of regulations that would require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements would apply to loan participations, syndicated loans, and loan assignments. If the Fund invests in loans, it could be adversely affected by the regulation. The effect of any future regulatory change on the Fund could be substantial and adverse.

REGULATORY RISK—COMMODITY POOL OPERATOR

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC, in connection with its services to the Fund. To ensure the Adviser’s eligibility for the exclusion under Rule 4.5 as it has recently been amended by the CFTC, the Fund may be limited in its ability to use futures and options on futures and to engage in certain swaps transactions. The Fund currently expects to operate in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Adviser’s ability to manage the Fund under certain market conditions and may adversely affect the Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator, the Fund’s expenses may increase. The effect of the rule changes on the operations of the Fund and the Adviser is not fully known at this time.

TAX RISK

The Fund intends to elect to be treated as a RIC under the Code and intends each year to qualify and be eligible to be treated as such. If the Fund qualifies as a RIC, it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, distributed (or deemed distributed) to shareholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its shareholders an amount equal to or exceeding 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Fund intends to distribute all or substantially all of its investment company taxable income and net capital gain each year. In order for the Fund to qualify as a RIC in any taxable year, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must be certain types of qualifying income. If for any taxable year the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure the failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a RIC accorded special tax treatment in any taxable year, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level (currently at a 35% U.S. federal tax rate) and, when such income is distributed, to a further tax as dividends at the shareholder level to the extent of the Fund’s current or accumulated earnings and profits.

Changes in tax law. Recent changes in federal, state and local tax laws have resulted in increased tax liability on the part of many investors. The effect of these changes, and any future changes in tax law which cannot be predicted, may make an investment in the Fund less attractive to many investors and may adversely affect the market value of the Fund’s Common Shares.

Principal risk factors

REPURCHASE AGREEMENTS RISK

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund may be delayed or prevented from realizing on the security.

ZERO-COUPON BOND AND PAYMENT-IN-KIND SECURITIES RISK

Investments in zero-coupon and payment-in-kind securities are subject to certain risks, including that market prices of zero-coupon and payment-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. Because zero-coupon securities bear no interest, their prices are especially volatile. And because zero-coupon bondholders do not receive interest payments, the prices of zero-coupon securities generally fall more dramatically than those of bonds that pay interest on a current basis when interest rates rise. However, when interest rates fall, the prices of zero-coupon securities generally rise more rapidly in value than those of similar interest paying bonds. Under many market and other conditions, the market for the zero-coupon and payment-in-kind securities may suffer decreased liquidity making it difficult for the Fund to dispose of them or to determine their current value. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for treatment as a RIC and to avoid Fund-level U.S. federal income and/or excise taxes, the Fund is required to distribute to its shareholders any income it is deemed to have received in respect of such investments, notwithstanding that cash has not been received currently, and the value of paid-in-kind interest. Consequently, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy this distribution requirement. The required distributions, if any, would result in an increase in the Fund’s exposure to these securities.

ANTI-TAKEOVER PROVISIONS

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. See “Anti-Takeover and Other Provisions in the Declaration of Trust” and “Repurchase of Common Shares; Conversion to Open-End Fund.” These provisions in the Declaration could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at NAV.

Management of the Fund

Trustees and Officers

The Board is responsible for overseeing the management and operations of the Fund, including oversight of the duties performed by the Adviser. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities. As is the case for most registered investment companies, the day-to-day management and operation of the Fund are performed by various service providers to the Fund, such as the Adviser, Administrator, custodian and transfer agent, each of which is discussed in greater detail in this prospectus or in the SAI. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser

DoubleLine Capital LP serves as the investment adviser of the Fund. Subject to the oversight of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs. The Adviser is located at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071.

The Adviser was co-founded by Jeffrey E. Gundlach and Philip A. Barach in December 2009. Prior to founding the Adviser, Mr. Gundlach was Chief Investment Officer of the TCW Group, Inc. and Mr. Barach was a Group Managing Director of the TCW Mortgage Group. The success of the Adviser is highly dependent upon its founders. DoubleLine employees hold 79% of the Adviser’s limited partnership interests, with 20% held by affiliates of Oaktree Capital Management and the remaining 1% is held by DoubleLine Capital GP LLC. The general partner of the Adviser is DoubleLine Capital GP LLC, an entity that is wholly owned by Jeffrey E. Gundlach. As a result, Mr. Gundlach may be deemed to control the Adviser. As of February 28, 2013, the Adviser had approximately $55 billion of assets under management.

The following individuals at DoubleLine have primary responsibility for the day-to-day portfolio management of the Fund:

Name	Since	Recent Professional Experience
Jeffrey E. Gundlach	*	Mr. Gundlach is the founder and Chief Executive Officer and Chief Investment Officer of DoubleLine. Mr. Gundlach has been Chief Executive Officer of DoubleLine since its inception in December 2009. Mr. Gundlach’s business experience during the five years prior to founding DoubleLine includes holding the following positions at TCW: Chief Investment Officer, Group Managing Director and President.
Luz M. Padilla	*	Ms. Padilla has been a portfolio manager of DoubleLine since January 2010. As part of the Fund’s portfolio management team, Ms. Padilla manages the emerging markets fixed income portion of the Fund’s portfolio. For the five-year period prior to joining DoubleLine, Ms. Padilla was a Managing Director at TCW.
Bonnie Baha	*	Ms. Baha has been a portfolio manager of DoubleLine since its inception in December 2009. As part of the Fund’s portfolio management team, Ms. Baha manages the global developed credit portion of the Fund’s portfolio. For the five-year period prior to joining DoubleLine, Ms. Baha was a Managing Director at TCW.

*	As of the date of this prospectus, the Fund has not commenced operations.

Management of the Fund

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Investment Management Agreement

Pursuant to an investment management agreement between the Adviser and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay the Adviser an annual fee, computed and paid monthly, in an amount equal to 1.00% of the Fund’s average daily total managed assets, for the services rendered, facilities provided, and expenses paid by the Adviser. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions, or similar transactions, and borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding shall not be considered a liability. With respect to any reverse repurchase agreement, dollar roll or similar transaction, “total managed assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the asset so sold as of the relevant measuring date. Cash and cash equivalents are included when calculating the Fund’s total managed assets. For purposes of calculating total managed assets, the Fund’s derivative investments generally will be valued based on their market value (i.e., the notional value of such investments will not be used for purposes of calculating total managed assets). The average daily total managed assets of the Fund for any month is determined by taking an average of all of the determinations of total managed assets during such month at the close of business on each business day during such month.

Because the fees received by the Adviser are based on the total managed assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions, borrowings, and/or preferred shares that may be outstanding), the Adviser has a financial incentive for the Fund to use leverage, which may create a conflict of interest between the Adviser, on the one hand, and the holders of the Fund’s Common Shares, on the other hand.

A discussion regarding the considerations of the Fund’s Board for approving the Investment Management Agreement will be included in the Fund’s first annual report to shareholders.

Administrator

Pursuant to the Master Services Agreement among the Fund, USBFS and TSC, USBFS serves as administrator, fund accountant and transfer agent, and provides certain additional compliance services to the Fund. As administrator, USBFS provides certain services, including, among other things, furnishing the Fund with various services required by the Fund’s operations; compiling data for and preparing notices to the SEC; calculating the Fund’s daily NAV and certain other financial data; preparing reports that are required by the securities, investment, tax or other laws and regulations of the United States; coordinating federal and state tax returns; monitoring the Fund’s expense accruals; and generally assisting in the overall operations of the Fund. Pursuant to the Master Services Agreement, the Fund has retained TSC to provide, upon request, certain other services to the Fund, including, among other things, preparing a variety of shareholder communications and press releases; communicating with the closed-end fund analyst community; generally assisting with the Fund’s communications with the investment community; and providing reports to the Board regarding certain strategic issues relating to closed-end funds.

For these services the Fund will pay USBFS an aggregate fee, payable monthly (the “Administration Fee”), at the annual rate of 0.15% of the Fund’s average daily total managed assets. For these purposes, the Fund’s average daily total managed assets will be calculated in the same manner as they are for

Management of the Fund

purposes of calculating the fee payable under the Investment Management Agreement. See “—Investment Management Agreement.” In addition, the Administration Fee is subject to a minimum annual fee of $350,000. The Administrator will also be reimbursed by the Fund for out-of-pocket expenses that are reasonably incurred by USBFS and TSC in performing their duties under the Master Services Agreement. USBFS (and not the Fund) will be responsible for compensating and reimbursing TSC from the fees and reimbursements paid to USBFS by the Fund.

Expenses

The Adviser, the Administrator, and TSC are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. DoubleLine will pay the fees of any Trustee of the Fund who is an officer or employee of DoubleLine. In addition to the fees of the Adviser and the Administrator, the Fund pays all other costs and expenses of its operations, including, among other things, compensation of its Trustees (other than those affiliated with the Adviser), custodial expenses, shareholder servicing expenses, transfer agency, sub-transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Offering expenses relating to the Fund’s Common Shares (other than the sales load) that do not exceed $0.05 per Common Share will be payable by the Fund upon completion of the offering of Common Shares, will be charged to capital upon the commencement of investment operations of the Fund, and will be attributable to the Common Shares. The Adviser has agreed to pay up to 0.10% of the total gross assets raised in the Fund’s initial public offering to TSCD, an affiliate of TSC, as payment for certain distribution-related services, as well as reasonable out of pocket expenses related to the Fund’s roadshow. To the extent the Fund has not otherwise paid offering expenses that exceed $0.05 per Common Share, the Fund will reimburse the Adviser for the full amount of such payments to TSCD. The reduction of capital described above is limited to $0.05 per Common Share (0.20% of the offering price). The Adviser will pay any offering expenses, including the distribution assistance payment to TSCD without reimbursement from the Fund, that exceed $0.05 per Common Share. Certain of such fees and expenses constitute underwriting compensation and are a component of the total compensation to underwriters. See “Underwriters.”

The Investment Management Agreement authorizes DoubleLine to select brokers or dealers (including affiliates) to arrange for the purchase and sale of portfolio securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Net asset value

The NAV of the Common Shares of the Fund is calculated as of the close of trading on the NYSE (usually 4:00 p.m. Eastern time) every day the exchange is open. It is determined by adding the value of the Fund’s securities, cash and other assets of the Fund, subtracting all of the Fund’s expenses and liabilities, and then dividing by the total number of Common Shares outstanding (assets-liabilities/# of Common Shares = NAV). The Fund’s investments for which market quotations are readily available are valued based on market value. Market values for domestic and foreign fixed income securities are normally determined on the basis of quotes obtained from brokers and dealers or valuations provided by independent pricing services. Prices obtained from independent pricing services use various inputs, including, but not limited to, information provided by broker-dealers, pricing formulas, such as dividend discount models, option valuation formulas, estimates of market values obtained from yield data relating to investments or securities with similar characteristics and discounted cash flow models that might be applicable. If a market quotation for a security is unavailable or deemed to be an unreliable indicator of current market value, the Fund will seek to obtain a broker quote from an external data vendor or directly from broker-dealers. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost; however, securities with a demand feature exercisable within seven days are generally valued at par. Equity securities are typically valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, based on one or more quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sales price. If the NASDAQ official closing price is not available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, based on one or more quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The Fund will generally value its investments in other investment companies at their reported net asset values, to the extent available.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services at the time the Fund calculates its NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the values of currencies in relation to the U.S. dollar. The values of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may change significantly on a day when the NYSE is closed without an investor being able to purchase or sell Commons Shares.

If market or broker-dealer quotations are unavailable or deemed unreliable for a security or if a security’s value may have been materially affected by events occurring after the close of a securities market on which the security principally trades but before the Fund calculates its NAV, the Fund may, in accordance with procedures adopted by the Board of Trustees, attempt to assign a value to the security. This fair value may be higher or lower than any available market price or quotation for such security and, because this process necessarily depends upon judgment, this value also may vary from valuations determined by other funds using their own valuation procedures. While the Fund’s use of fair value pricing is intended to result in calculation of an NAV that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that any fair value price will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question.

The values of the Fund’s investments in foreign securities may be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities between the times at which the trading in those securities is substantially completed each day and the close of the NYSE.

Distributions

The Fund intends to declare and pay distributions from its net investment income monthly. The Fund also expects to make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed previously. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of the year. If the total distributions made in any taxable year exceed the sum of the Fund’s (i) investment company taxable income (as that term is defined in the Code) and net tax-exempt income, determined in each case without regard to the deduction for dividends paid, and (ii) net capital gains (defined as net long-term gains in excess of net short-term losses, in each case taking into account any loss carryforwards), such excess distributed amount would be treated for U.S. federal income tax purposes first as a tax-free return of capital to Common Shareholders to the extent of their adjusted tax basis in the Common Shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). In general terms, a return of capital would involve a situation where a Fund distribution (or a portion thereof) represents a return of a portion of the Common Shareholder’s investment, rather than net income or capital gains generated from his or her investment during a particular period. Although return of capital distributions may not be taxable, such distributions would reduce the basis of a shareholder’s Common Shares and therefore may increase a shareholder’s tax liability for capital gains upon a sale of Common Shares. See “Tax Matters.” Returns of capital cause less of the Common Shareholders’ assets to be invested in the Fund and thereby potentially increase the Fund’s expense ratio over time. The distribution policy may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

The Fund’s initial distribution is expected to be declared approximately 45 to 60 days after the completion of this offering and paid approximately 60 to 90 days after the completion of the offering, depending on market conditions. The initial distributions by the Fund may consist primarily of a return of capital depending on the timing of the investment of the proceeds of this offering.

Although the Fund does not presently intend to do so, the Fund may in the future apply for an order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). There is no assurance that the SEC would grant the Fund’s request for such an exemptive order if such a request were made. If the Fund fails to receive the requested relief and the Fund is unable to include realized capital gains in regular distributions more frequently than would otherwise be permitted by the 1940 Act, it is possible that the Fund’s distribution policy, as set forth above, will otherwise be adversely affected.

If the Fund were to receive the exemptive order discussed above, the Fund may, but will not necessarily, seek to pay distributions generally at a rate based on a fixed percentage of the Common Shares’ NAV at a particular time (a “managed distribution policy”). Any such managed distribution policy may be modified by the Board from time to time. If the Fund were to seek to make distributions under a managed distribution policy, it would typically be intended to result in the payment of approximately the same percentage of the Fund’s NAV to Common Shareholders each month. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the Common Shareholder, and the payment

Distributions

amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Common Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net income or net profit. In addition, in cases where the Fund would return capital to Common Shareholders, such a distribution may bear on the Fund’s ability to maintain its asset coverage requirements and to pay the dividends on any preferred shares that the Fund may issue, if ever.

The Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Fund satisfies the asset coverage test with respect to senior securities representing indebtedness or senior securities that are stocks, if any, as prescribed by the 1940 Act. See “Leverage” on page 61 for more information.

Dividend reinvestment plan

Unless the registered owner of Common Shares elects to receive cash by contacting USBFS (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “Dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last

Dividend reinvestment plan

Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shares owned by a beneficial owner registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have Dividends reinvested under the Plan with respect to those Common Shares. If a beneficial owner of Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of Dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters” below. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free (877) DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Income Solutions Fund on all correspondence.

Description of shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $0.00001 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in “Anti-Takeover and Other Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

The listing of the Fund’s Common Shares on the NYSE has been approved, subject to notice of issuance, under the trading or “ticker” symbol “DSL.” The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and annual meetings are required as a condition of such listing.

NAV will be reduced immediately following the offering by the amount of the sales load and offering expenses paid or reimbursed by the Fund. The Adviser has agreed to pay the amount by which the Fund’s offering costs (other than the sales load) exceed $0.05 per share or 0.20% of the Public Offering Price. The Adviser has agreed to pay all of the Fund’s organizational expenses.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may do so by trading on the exchange through a broker or otherwise. The Declaration limits the ability of the Fund to convert to open-end status. See “Anti-Takeover and Other Provisions in the Declaration of Trust.”

Shares of closed-end investment companies frequently trade at prices lower than NAV. Shares of closed-end investment companies have during some periods traded at prices higher than NAV and during other periods traded at prices lower than NAV. The Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. NAV will be reduced immediately following the offering by the sales load and the amount of offering expenses paid or reimbursed by the Fund. See “Use of Proceeds.” In addition to the Fund’s NAV, the market price of the Common Shares may be affected by factors relating to the Fund such as dividend levels and stability (which will in turn be affected by Fund expenses, including the costs of the Fund’s reverse repurchase agreements, borrowings and other leverage, levels of dividend and interest payments by the Fund’s portfolio holdings, levels of appreciation/depreciation of the Fund’s portfolio holdings, regulation affecting the timing and character of Fund distributions and other factors), portfolio credit quality, liquidity, call protection, market supply and demand, and similar factors relating to the Fund’s portfolio holdings. The Fund’s market price may also be affected by general market or economic conditions, including market trends affecting securities values generally or values of closed-end fund shares more specifically. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See the SAI under “Repurchase of Common Shares; Conversion to Open-End Fund.”

The Fund’s Declaration expressly grants authority to the Board of Trustees to authorize the issuance of one or more series of preferred stock, and to fix by resolution or resolutions for each such series the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, and terms and conditions of redemption. As noted under “Leverage,” although it has no present intention to do so, the Fund may determine in the future to issue preferred shares to add leverage to its portfolio. Any such preferred shares would have complete priority upon distribution of assets over the Common Shares. Under the 1940 Act, the Fund would not be permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets less liabilities (other than any senior securities outstanding or the liquidation value of any outstanding

Description of shares

preferred shares) was at least 200% of the liquidation value of the outstanding preferred shares plus the aggregate amount of any senior securities representing indebtedness (as defined in the 1940 Act) held by the Fund as described above (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total assets less liabilities (other than any senior securities outstanding or the liquidation value of any outstanding preferred shares)). In addition, if the Fund issues preferred shares, the 1940 Act prohibits the declaration of any dividend (except a dividend payable in Common Shares of the Fund) or distribution upon the common shares of the Fund, or purchase of any such Common Shares, unless in every such case the preferred share class has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 200% (as described above) after deducting the amount of such dividend, distribution, or purchase price, as the case may be. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect two Trustees at all times, and, if dividends on preferred shares shall be unpaid in an amount equal to two full years’ dividends on such preferred shares, to elect a majority of the Trustees. Please see “Leverage” for additional information regarding the Fund’s possible issuance of preferred shares.

Anti-takeover and other provisions in the Declaration of Trust

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund’s Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board in this manner could delay for an additional two years the replacement of a majority of the Trustees. In addition, the Declaration provides that a Trustee may be removed from office, for any reason or for no reason, only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as “Continuing Trustees,” which term means a Trustee who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board.

The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Trustees and holders of at least seventy-five percent (75%) of the Fund’s shares to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation, issuances or transfers by the Fund of the Fund’s shares having an aggregate fair market value of $1,000,000 or more (except as may be made pursuant to a public offering, the Fund’s dividend reinvestment plan or upon exercise of any stock subscription rights), sales, leases, exchanges, mortgages, pledges, transfers, or other dispositions of Fund assets, having an aggregate fair market value of $1,000,000 or more or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the Fund’s Bylaws, the 1940 Act, and other applicable law). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares entitled to vote or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees upon written notice to shareholders of the Fund. See “Anti-Takeover and Other Provisions in the Declaration of Trust” in the SAI for a more detailed summary of these provisions.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund’s Bylaws.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the

Anti-takeover and other provisions in the Declaration of Trust

Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund’s Bylaws, both of which are on file with the SEC.

Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

Repurchase of Common Shares; conversion to open-end fund

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of the Fund’s NAV and of other factors relating to the Fund such as dividend levels and stability (which will in turn be affected by Fund expenses, including the costs of the Fund’s reverse repurchase agreements, borrowings and other leverage, levels of dividend and interest payments by the Fund’s portfolio holdings, levels of appreciation/depreciation of the Fund’s portfolio holdings, regulation affecting the timing and character of Fund’s distributions and other factors), portfolio credit quality, liquidity, call protection, market supply and demand and similar factors relating to the Fund’s portfolio holdings. The market price of the Common Shares may also be affected by general market or economic conditions, including market trends affecting securities values generally or values of closed-end fund shares more specifically. Shares of a closed-end investment company may frequently trade at prices lower than NAV. The Board will regularly monitor the relationship between the market price and NAV of the Common Shares. If the Common Shares were to trade at a substantial discount to NAV for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. If the Board determines in the future to conduct a tender offer for its Common Shares, Fund shareholders to whom the tender offer is made will be provided notice, instructions regarding how to participate in the tender offer, and information regarding the terms of the tender offer that such shareholders should consider before determining whether to participate (including, if applicable, information regarding any applicable repurchase fee). The Fund cannot assure you that the Board will decide to take or propose any of these actions, or that Common Share repurchases or tender offers will actually reduce any market discount.

If the Fund were to convert to an open-end company, the Common Shares likely would no longer be listed on the NYSE. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less any redemption charge that is in effect at the time of redemption.

If the Board were to determine in the future to convert the Fund to an open-end company, such a conversion would require the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund’s shares entitled to vote on the matter, unless the conversion is authorized by both a majority of the Board and seventy-five percent (75%) of the Continuing Trustees. That seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Board and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a “majority of the outstanding” Common Shares and, if issued, preferred shares voting together as a single class, and the holders of a “majority of the outstanding” preferred shares (if any) voting as a separate class, in order to authorize a conversion. If the Fund converted to an open-end company, it would be required to redeem any preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund’s Common Shares likely would no longer be listed on the NYSE. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less a redemption charge, if any, as might be in effect at the time of redemption. Such redemptions typically are made in cash. To limit the need to maintain large cash positions or liquidate favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate

Repurchase of Common Shares; conversion to open-end fund

portfolio management. Open-end companies also are generally subject to greater restrictions than closed-end companies on their ability to engage in leverage, which may affect adversely the Fund’s performance. In determining whether to submit to Fund shareholders a proposal to convert to an open-end company, the Board would consider all factors it determined to be relevant, including, potentially, the relationship of the market price of the Common Shares to NAV; the extent to which the Fund’s capital structure is leveraged and the possibility of re-leveraging; the spread, if any, between the yields on securities in the Fund’s portfolio and interest and dividend charges on outstanding Fund borrowings or any preferred shares issued by the Fund; the liquidity of the Fund’s portfolio; the impact of any action that might be taken on the Fund or its shareholders; and general market and economic conditions. Based on these considerations, even if the Common Shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken. See “Repurchase of Common Shares; Conversion to Open-End Fund” in the SAI for a further discussion of possible action to reduce or eliminate any such discount to NAV.

Tax matters

U.S. Federal Income Tax Matters

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors, including foreign shareholders (as defined below). In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes. Common Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign or other tax laws.

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. To satisfy the income test, the Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code). To satisfy the asset diversification test, the Fund must diversify its holdings so that at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. Government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships” (as defined in the Code). If the Fund qualifies as a RIC and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to U.S. federal income tax to the extent it distributes its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid), its net tax-exempt income and its net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Fund intends to distribute substantially all of such income and gains each year.

If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it also will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim such refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Common Shares owned by a

Tax matters

shareholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 (or later if the Fund is permitted to elect and so elects), plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 (or later if the Fund makes the election referred to immediately above) are generally treated as arising on January 1 of the following calendar year. Also, for purposes of the excise tax, the Fund will be treated as having distributed any amount for which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. The Fund may determine to pay the excise tax in a year to the extent it is deemed to be in the best interest of the Fund (e.g., if the excise tax is de minimis).

The Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return to Common Shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. In certain circumstances, it may be difficult for the Fund to meet the income or diversification test for RIC qualification. Failure to qualify as a RIC would likely materially reduce the investment return to the Common Shareholders. If the Fund were to fail to meet the income, diversification, or distribution test, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Common Shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

The Fund intends to make monthly distributions of net investment income. Unless a shareholder elects otherwise, all distributions will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, all dividends are generally taxable in the same manner, whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. A shareholder whose distributions are reinvested in Common Shares under the Plan will be treated as having received a dividend equal to either (i) if Newly Issued Common Shares are issued under the Plan, generally the fair market value of the Newly Issued Common Shares issued to the shareholder or (ii) if reinvestment is made through Open-Market Purchases under the Plan, the amount of cash allocated to the shareholder for the purchase of Common Shares on its behalf in the open market. See “Dividend Reinvestment Plan” above.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Common Shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or

Tax matters

is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, determined in each case with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains that are taxed to non-corporate shareholders at reduced rates. The Fund is permitted to carry forward net capital losses to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. The Fund may report certain dividends as derived from “qualified dividend income,” which, when received by a non-corporate shareholder, will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fund does not expect a significant portion of distributions to be derived from qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. The Fund does not expect a significant portion of its distributions to be eligible for the corporate dividends-received deduction.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. Net investment income generally includes for this purpose dividends, including any Capital Gain Dividends, paid by the Fund, and net capital gains recognized on the sale or exchange of Common Shares.

If, in and with respect to any taxable year, the Fund makes a distribution in excess of its current and accumulated “earnings and profits,” the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her Common Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, Capital Gain Dividends, qualified dividends, or return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, the Fund will provide shareholders with a written statement reporting the amount of any capital gain distributions or other distributions.

Dividends and distributions on the Common Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Common Shares purchased at a time when the Fund’s NAV reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

A distribution by the Fund will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Tax matters

Common Shareholders who sell or exchange their Common Shares will generally recognize gain or loss in an amount equal to the difference between the amount received and the Common Shareholder’s adjusted tax basis in the Common Shares sold or exchanged. If the Common Shares are held as a capital asset, any gain or loss realized upon a taxable disposition of the Common Shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Common Shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Common Shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (including through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

The Fund may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund’s portfolio, which will reduce the Fund’s return on those securities. If at the close of its taxable year, more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations (including foreign governments), the Fund will be permitted to make an election under the Code that would allow Common Shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund held for at least the minimum period specified in the Code. In such a case, Common Shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A Common Shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Any transaction by the Fund in foreign currencies, foreign-currency denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to Common Shareholders and increase the distributions taxed to Common Shareholders as ordinary income. Any net losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

The Fund’s transactions in derivative instruments (e.g., options, futures, forward contracts, structured notes and swap agreements), as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to uncertainty with respect to their tax treatment, and to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). The aforementioned rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to Common Shareholders. Because the tax treatment and the tax rules applicable to these types of transactions are in

Tax matters

some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

It is possible that the Fund’s use of derivatives and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, will produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and its net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify for treatment as a RIC and to eliminate Fund-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and its net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its Common Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

From time to time, a substantial portion of the Fund’s investments in loans and other debt obligations could be treated as having “market discount” and/or “original issue discount” (“OID”) for U.S. federal income tax purposes, which, in some cases, could be significant and could cause the Fund to recognize income in respect of these investments before or without receiving cash representing such income. If so, the Fund could be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. As a result, the Fund could be required at times to liquidate investments (including at potentially disadvantageous times or prices) in order to satisfy its distribution requirements or to avoid incurring Fund-level U.S. federal income or excise taxes. If the Fund liquidates portfolio securities to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

The interest paid on municipal bonds is generally exempt from U.S. federal income tax. However, because the Fund does not expect to be eligible to pay “exempt-interest dividends” to its shareholders under the Code, any distribution received by Common Shareholders that is attributable to the interest received by the Fund on its municipal bond holdings is taxable to Common Shareholders. In addition, any gains realized by the Fund on the sale or exchange of municipal bonds generally are taxable to Common Shareholders when distributed to them by the Fund.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and avoid becoming subject to U.S. federal income or excise tax.

Any investment by the Fund in equity securities of REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Tax matters

The Fund may invest directly or indirectly in residual interests in REMICs (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt investors, as noted below.

In general, excess inclusion income allocated to Common Shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions, notwithstanding any exemption from such income tax otherwise available under the Code. Charitable remainder trusts and other tax-exempt shareholders are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Backup withholding is generally required with respect to taxable distributions paid to any non-corporate shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding rate is 28%. Amounts withheld as a result of backup withholding are remitted to the U.S. Treasury but do not constitute an additional tax imposed on the shareholder; such amounts may be claimed as a credit on the shareholder’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid to a shareholder that is not a “United States person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Capital Gain Dividends paid to foreign shareholders are generally not subject to withholding. For distributions with respect to taxable years of the Fund beginning before January 1, 2014, the Fund is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not have been subject to U.S. federal income tax if earned directly by an individual foreign shareholder, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent the Fund properly reports such distributions in a written notice to shareholders. These exemptions from withholding will expire for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, unless Congress enacts legislation providing otherwise.

Very generally, special tax rules apply if the Fund holds or, but for the operation of certain exceptions, would be treated as holding “U.S. real property interests” (“USRPIs”) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USPRIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding on certain distributions by the Fund to a foreign shareholder. Furthermore, the foreign shareholder may be required to file a U.S. tax return and pay tax on such distributions—and, in certain cases, gain realized on sale of Fund shares—at regular U.S. federal income tax rates. See the SAI for more information.

Tax matters

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Common Shareholders should consult their tax advisors to determine the suitability of Common Shares as an investment through such plans and the precise effect of an investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Common Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisors concerning the tax consequences of ownership of Common Shares.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For more detailed information, see the SAI. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

Underwriting

The underwriters named below (the “Underwriters”), acting through UBS Securities LLC, 299 Park Avenue, New York, New York 10171, Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036, Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, and Wells Fargo Securities, LLC, 550 South Tryon Street, Charlotte, North Carolina, 28202, as their managing representatives (the “Representatives”), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Fund and the Adviser (the “Underwriting Agreement”), to purchase from the Fund the number of Common Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriters	Number of Common Shares
UBS Securities LLC
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Citigroup Global Markets Inc.
Morgan Stanley & Co. LLC
Wells Fargo Securities, LLC
Barclays Capital Inc.
RBC Capital Markets, LLC
Stifel, Nicolaus & Company, Incorporated
BB&T Capital Markets, a division of BB&T Securities, LLC
Deutsche Bank Securities Inc.
Henley & Company LLC
J.J.B. Hilliard, W.L. Lyons, LLC
Janney Montgomery Scott LLC
Ladenburg Thalmann & Co. Inc.
Maxim Group LLC
Newbridge Securities Corporation
Pershing LLC
Southwest Securities, Inc.
Sterne, Agee & Leach, Inc.
Wedbush Securities Inc.
Wunderlich Securities, Inc.

Total

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an additional                      Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter’s initial commitment.

The Fund has agreed to pay a commission to the Underwriters in the amount of $     per Common Share (    % of the public offering price per Common Share). The Representatives have advised the Fund that the Underwriters may pay up to $     per Common Share from such commission to selected dealers who

Underwriting

sell the Common Shares and that such dealers may reallow a concession of up to $      per Common Share to certain other dealers who sell Common Shares. The Adviser has agreed to (i) reimburse all organization expenses of the Fund and (ii) pay the amount by which the Fund’s offering costs (other than sales load) exceed $0.05 per Common Share. Investors must pay for any Common Shares purchased on or before                     , 2013.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund and the Representatives. There can be no assurance, however, that the price at which the Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The listing of the Fund’s Common Shares on the NYSE has been approved, subject to notice of issuance, under the symbol “DSL.”

In connection with the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

The Fund and the Adviser have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

The Fund has agreed not to offer, sell or register with the SEC any additional equity securities of the Fund, other than issuances (1) of Common Shares hereby, (2) of Preferred Shares or (3) pursuant to the Plan, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

The Representatives have informed the Fund that the Underwriters do not intend to sell to any accounts over which they have been granted and exercise discretionary authority.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the NYSE or otherwise.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

The Fund anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

Certain Underwriters have performed investment banking and advisory services for the Adviser and its affiliates from time to time, for which they have received customary fees and expenses. Certain

Underwriting

Underwriters may, from time to time, engage in transactions with or perform services for the Adviser and their affiliates in the ordinary course of business. The Fund may seek to obtain leverage by borrowing money under a committed line of credit with Bank of America, N.A., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, a principal underwriter of the Fund’s Common Shares in this offering. There is no assurance that the line of credit will in fact be established; the line would be subject to renewal periodically, and there can be no assurance that the lender would renew the line of credit in the future.

DoubleLine Asset Management Company, LLC (“DAMCO”), a wholly owned subsidiary of the Adviser, has purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this prospectus, DAMCO owned 100% of the outstanding Common Shares. DAMCO may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

Additional Compensation

The Adviser (and not the Fund) has agreed to pay to UBS Securities LLC from its own assets a structuring fee for certain financial advisory services that UBS Securities LLC has provided to the Adviser in assisting the Adviser in structuring and organizing the Fund, including without limitation, idea generation and assessment of the investment opportunity, analysis of the trading performance of comparable funds and guidance around investment policies and portfolio characteristics in the amount of $                . If the over-allotment option is not exercised, the structuring fee paid to UBS Securities LLC will not exceed         % of the total public offering price of the Common Shares sold in this offering.

The Adviser (and not the Fund) has agreed to pay to each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Barclays Capital Inc., and RBC Capital Markets, LLC from its own assets a structuring fee for advice relating to the structure, design and organization of the Fund in the amount of $        , $        , $        , $        , $         and $        . If the over-allotment option is not exercised, the structuring fee paid to each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Barclays Capital Inc., and RBC Capital Markets, LLC will not exceed         %,         %,         %,         %,         % and         %, of the total public offering price of the Common Shares sold in this offering.

The Adviser (and not the Fund) may pay certain qualifying underwriters a structuring fee, sales incentive fee or additional compensation in connection with the offering, which may be contingent on certain minimum amounts of shares being sold.

In addition, the Adviser has agreed to pay up to 0.10% of the total gross assets raised in the Fund’s initial public offering to TSCD, an affiliate of TSC, as payment for providing certain distribution-related services. The Adviser has also agreed to reimburse TSCD for reasonable out of pocket expenses related to the Fund’s roadshow up to a maximum amount of $600,000. To the extent the Fund has not otherwise paid offering expenses that exceed $0.05 per Common Share, the Fund will reimburse the Adviser for the full amount of such payments to TSCD. The Adviser will pay any offering expenses, including the distribution assistance payment to TSCD without reimbursement from the Fund, that exceed $0.05 per Common Share.

The sum of all compensation to the underwriters in connection with this public offering of Common Shares, including the sales load, the structuring fees, the distribution assistance payment to TSCD and all forms of additional payments to the underwriters and the amounts paid by the Fund to reimburse certain underwriters and certain other expenses, will not exceed 9.0% of the total public offering price of the Common Shares sold in this offering.

Custodian and transfer agent

The custodian of the assets of the Fund is U.S. Bank, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. The custodian performs custodial services on behalf of the Fund.

USBFS, 615 E. Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund’s Dividend Reinvestment Plan.

Legal matters

Certain legal matters will be passed on for the Fund by Ropes & Gray LLP, Boston, Massachusetts. Certain legal matters will be passed upon for the underwriters by Simpson Thacher & Bartlett LLP. Simpson Thacher & Bartlett LLP may rely as to certain matters of Massachusetts law on the opinion of Ropes & Gray LLP.

Table of contents for the statement of additional information

Privacy policy

March 2013

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

➢	Information we receive about you on applications or other forms;

➢	Information you may give us orally;

➢	Information about your transactions with us or others;

➢	Information you submit to us in correspondence, including emails or other electronic communications; and

➢	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

➢	Social Security Number;

➢	account balances;

➢	transaction or loss history;

➢	assets;

➢	investment experience;

➢	account transactions;

➢	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

➢

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

➢

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

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Privacy policy

➢

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.

MOODY’S LONG-TERM RATINGS

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Corporate short-term debt ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding thirteen months. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

N-P: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Short-term municipal bond ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable-rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

STANDARD & POOR’S RATINGS SERVICES

Corporate and municipal bond ratings

Long-term issue credit ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

➢	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

➢	Nature of and provisions of the obligation;

➢

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active qualifiers (currently applied and/or outstanding)

i: This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ suffix indicates that the rating addresses the interest portion of the obligation only. The ‘i’ suffix will always be used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAApNri” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only. The ‘p’ suffix will always be used in conjunction with the ‘i’ suffix, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAApNri” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

➢	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

➢

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

➢

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

➢

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

➢

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

➢	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive qualifiers (no longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consists primarily of direct U. S. government securities.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Ratings: Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

FITCH, INC.

A brief description of the applicable Fitch ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted Default: ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations.

D. Default: ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. “RR1” rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. “RR2” rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. “RR3” rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. “RR4” rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. “RR5” rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. “RR6” rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED April 25, 2013

DOUBLELINE INCOME SOLUTIONS FUND

STATEMENT OF ADDITIONAL INFORMATION

DoubleLine Income Solutions Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

This Statement of Additional Information (the “SAI”) relating to common shares of the Fund (“Common Shares”) is not a prospectus, and should be read in conjunction with the Fund’s prospectus relating thereto dated             , 2013 (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. You may obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission (“SEC”). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated      , 2013

THE FUND

The Fund was formed on January 10, 2013 as a Massachusetts business trust.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies

The investment policies numbered 1 through 7 below have been adopted as fundamental policies for the Fund and may not be changed without the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)).

(1) The Fund may issue senior securities to the extent consistent with applicable law from time to time.

(2) The Fund may borrow money to the extent permitted by applicable law from time to time.

(3) The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.

(4) The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry (for purposes of this restriction, investment companies are not considered to constitute an industry).

(5) The Fund may make loans, including to affiliated investment companies, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to issuers, itself or as part of a lending syndicate. The Fund may purchase debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, enter into repurchase agreements, or lend its portfolio securities.

(6) The Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

(7) The Fund may not purchase or sell real estate. The Fund may, for clarity, (i) purchase interests in issuers which deal or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate, (ii) purchase securities which are secured by real estate or interests in real estate, including real estate mortgage loans, (iii) invest in loans collateralized by real estate and (iv) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of investments which are secured by real estate or interests therein. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate.)

The Fund interprets its policies that permit actions or investments that are consistent with or permitted by applicable law to allow the Fund to make (without limitation) any investment, take any action, or omit to take any action that is permitted or consistent with interpretations and guidance regarding applicable law or exemptive or other relief from applicable law, including guidance, interpretations or relief provided by an appropriate regulatory authority, from time to time. Except as stated elsewhere in the Fund’s Prospectus or this SAI, to the extent the Fund has reserved the freedom to invest in a type of investment or to utilize a particular investment practice, the Fund may invest in such investment or engage in such investment practice without limit.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person.

All percentage or other limitations on investments in the Fund’s Prospectus and this SAI will apply only at the time of an investment to which the policy or restriction is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s restrictions and policies.

For purposes of applying the terms of Fundamental Investment Restriction (4), the Adviser will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the

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Fund invests. The definition of what constitutes a particular industry is therefore an evolving one, particularly for industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the Internet (including issuers of securities in which the Fund may invest) were initially classified as Internet companies, but over time have evolved into the economic risk profiles of retail companies. The Adviser will use its reasonable efforts to assign each issuer to the category which it believes is most appropriate.

The Fund will not enter into a derivatives transaction with a counterparty if, immediately after and as a result of entering into that transaction, the aggregate amount of all obligations between the Fund and the counterparty, on a net basis, would be an obligation of the counterparty to the Fund equal to or greater than 25% of the Fund’s net asset value, the value of all such obligations to be determined in the same manner as they are determined for purposes of determining the Fund’s net asset value, except that an obligation of the counterparty to the Fund will be reduced to the extent it is collateralized or margined for the benefit of the Fund.

If the Fund determines to issue preferred shares, it may apply for ratings for such preferred shares from Moody’s Investors Service, Inc. (“Moody’s”) Standard & Poor’s Rating Services (“S&P”), Fitch, Inc. (“Fitch”) and/or another nationally recognized statistical rating organization (each an “NRSRO” and collectively “NRSROs”). In order to obtain and maintain such ratings, the Fund may be required to comply with investment quality, and other guidelines established by an NRSRO. Such guidelines will likely be more restrictive than the restrictions set forth in the Prospectus and this SAI. No minimum rating is required for the issuance of preferred shares by the Fund. Moody’s, S&P and Fitch receive fees in connection with their ratings issuances.

INVESTMENT OBJECTIVES AND STRATEGIES

The investment objectives and general investment policies of the Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund’s investments is set forth below.

The Adviser’s investment process may take into account a number of economic and other factors. These factors may include, among others, standard of living convergence, consumer deleveraging, private sector debt transference and demographic shifts, position in the business cycle, sector returns, relative growth, monetary and fiscal policy, risk integration, market sentiment, behavioral analysis, relative value, market technicals, and government and/or regulatory intervention.

The Fund will attempt to achieve its investment objectives by investing in a variety of investments (that may be obligations of domestic or foreign entities), such as but not limited to (as specified in greater detail below): (i) U.S. Government securities; (ii) corporate debt securities, including bonds, notes and debentures; (iii) corporate and asset-backed commercial paper; (iv) mortgage and other asset-backed securities, including collateralized mortgage obligations (“CMOs”), Real Estate Mortgage Investment Conduits (“REMICs”) and Re-REMICs (which are REMICs that have been resecuritized); (v) variable and floating rate debt securities (including inverse floaters); (vi) subordinated corporate, mortgage, and asset-backed securities; (vii) equity securities; (viii) commodities; (ix) bank certificates of deposit; (x) fixed time deposits and bankers’ acceptances; (xi) money market securities; (xii) repurchase agreements and reverse repurchase agreements; (xiii) hybrid securities; (xiv) obligations of foreign governments or their subdivisions, agencies and instrumentalities or foreign corporate issuers; (xv) loan participations and assignments; (xvi) commercial whole mortgage loans; (xvii) derivatives (including but not limited to options or swap agreements such as credit default swaps and interest rate swaps); (xviii) private placements, including Regulation S and Rule 144A securities; (xix) futures and options on futures relating to currencies, indexes and other financial factors; (xx) bank loans; (xxi) defaulted debt securities; (xxii) mortgage dollar rolls; (xxiii) other mutual funds, including Exchange Traded Funds (“ETFs”), such as iShares; (xxiv) unrated securities; (xxv) structured notes; (xxvi) municipal bonds and securities; (xxvii) collateralized loan obligations and (xxviii) perpetual maturity bonds. The Fund generally will invest in some, but generally not all, of these types of investments at any given time. The above list of investments is not intended to be an exhaustive list of the types of investments in which the Fund may invest.

In attempting to achieve its investment objectives, the Fund may utilize, among others, one or more of the strategies or securities set forth below. The Fund may, in addition, invest in other instruments (including derivative investments) or use other investment strategies that are developed or become available in the future and that are consistent with its objectives and restrictions.

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High Yield Securities (“Junk Bonds”)

Debt securities that are, at the time of purchase, rated below investment grade (Ba1 or below by Moody’s and BB+ or below by S&P and Fitch), an equivalent rating assigned by another NRSRO or unrated but judged by DoubleLine to be of comparable quality are commonly referred to as “high yield” securities or “junk bonds.”

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash. DoubleLine seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on DoubleLine’s research and analysis when investing in high yield securities.

A general description of the ratings of securities by Moody’s, S&P and Fitch is set forth in Appendix A to the Prospectus. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. DoubleLine does not rely solely on credit ratings when selecting securities for the Fund.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or DoubleLine downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, DoubleLine may consider such factors as DoubleLine’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Subject to the Fund’s investment policies, the Fund may purchase unrated securities (which are not rated by a rating agency) if DoubleLine determines that the securities are of comparable quality to rated securities that the Fund may purchase. When an investment is rated by more than one NRSRO, the Adviser will utilize the highest rating for that security for purposes of applying any investment policies that incorporate credit ratings (e.g., a policy to invest a certain percentage of the Fund’s assets in securities rated investment grade).

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Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities, including CMOs and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as credit card and automobile finance receivables, student loans, airplane leases, installment loan contracts, home equity loans, and leases of various types of real and personal property. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. The Fund may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. “Hybrid” ARMs have underlying mortgages that combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

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Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would affect the mortgages that underlie or relate to certain mortgage-related securities, including securities or other instruments which the Fund may hold or in which they may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by the Fund and could cause the Fund’s net asset value to decline, potentially significantly. Tremendous uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution is impossible to predict.

CMOs and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”) certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require the Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a REMIC. REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs, as well.

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In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be Stripped Mortgage Securities. For more information on Stripped Mortgage Securities, see “—Stripped Mortgage Securities” below.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of a CMO is applied first to make required payments of principal and interest on the securities or certificates issued by the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “—Stripped Mortgage Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “Securities Act”). CMO residuals , whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid.”

Government Mortgage Pass-Through Securities. Mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the United States government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

Government mortgage pass-through securities may include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the “full faith and credit” of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

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Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, “modified pass-through” instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

The Housing and Economic Recovery Act of 2008 (“HERA”) authorized the Secretary of the Treasury to support Fannie Mae, Freddie Mac, and the Federal Home Loan Banks (“FHLBs”) (collectively, the “GSEs”) by purchasing obligations and other securities from those government-sponsored enterprises. HERA gave the Secretary of the Treasury broad authority to determine the conditions and amounts of such purchases.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for Fannie Mae and Freddie Mac.

In connection with the conservatorship, the U.S. Treasury, exercising powers granted to it under HERA, entered into a Senior Preferred Stock Purchase Agreement (“SPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. On December 24, 2009, the U.S. Treasury announced further amendments to the SPAs which included additional financial support for each GSE through the end of 2012 and changes to the limits on their retained mortgage portfolios. Although legislation has been enacted to support certain GSEs, including the FHLBs, Freddie Mac and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the GSEs and the values of their related securities or obligations.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPA is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship.

However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.

In the event of repudiation, the payments of interest to holders of Fannie Mae, or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

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In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed security holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

On March 5, 2013, the conservator of Fannie Mae and Freddie Mac announced a plan to merge the functions of Fannie Mae and Freddie Mac into a common platform for the issuance of mortgage-related securities under a new government sponsored entity. As part of this proposal, Fannie Mae and Freddie Mac would be wound down and eventually eliminated. Details of the proposal are not currently available, and the potential effects of the plan, if any, on the mortgage-related securities market cannot be predicted.

Inverse Floaters. An inverse floater is a type of instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed-rate bond. The Fund may invest without limitation in inverse floaters, which brokers typically create by depositing an income-producing instrument, which may be a mortgage-backed security, in a trust. The trust in turn issues a variable rate security and inverse floaters. The returns on the inverse floaters may be leveraged, increasing substantially their volatility and interest rate sensitivity. The rate at which interest is paid by the trust on an inverse floater may vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate), and the market prices of inverse floaters may as a result be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee.

Mortgage Dollar Rolls. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While the Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Mortgage assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities; hence they may be more sensitive to the performance of fewer Mortgage Assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets

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in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security.

Stripped Mortgage Securities. Stripped mortgage securities may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities not issued by federal agencies will be treated by the Fund as illiquid securities so long as the staff of the SEC maintains its position that such securities are illiquid. Stripped mortgage securities issued by federal agencies generally will be treated by the Fund as liquid securities under procedures adopted by the Fund and approved by the Fund’s Board of Trustees (the “Board” or the “Trustees”).

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

Stripped mortgage securities may be purchased for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Consistent with the Fund’s investment objectives and policies, DoubleLine may also cause the Fund to invest in other types of mortgage- and asset-backed securities offered currently or in the future, including certain yet-to-be-developed types of mortgage- and asset-backed securities which may be offered in the future as the market evolves.

Collateralized Loan Obligations

A collateralized loan obligation (“CLO”) is a trust typically collateralized by a pool of loans issued by banks, corporations or any other public or private entity or person, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate or mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CLOs allowing a CLO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Fund’s Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Real Estate Securities

Exposure to the real estate sector may be gained by investing in real estate investment trust (“REIT”) securities that trade on an exchange (i.e., the Fund may not purchase REIT securities that do not trade on an exchange) and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. Real estate-related investments may entail leverage and may be highly volatile.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Equity REITs are generally affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and investments in mortgage-related securities. Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Foreign (Non-U.S.) Securities

General. Investing in the securities of non-U.S. issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates. Moreover, substantial investments in non-U.S. securities may have adverse tax implications.

Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Fund may purchase securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. The Fund’s foreign currency transactions may give rise to ordinary income or loss for federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency.

In addition, although the Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for closed-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

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There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States. With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

As the European debt crisis has progressed, the possibility of one or more Eurozone countries exiting the European Monetary Union (the “EMU”), or even the collapse of the euro as a common currency, has persisted, creating significant volatility at times in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments.

Securities Related Activities. In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act includes certain limitations on the Fund’s ability to invest in any security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

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Certain banks in non-U.S. countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Ratings. Subject to the Fund’s investment policies, the securities in which the Fund will invest, including non-U.S. securities, will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. Such securities, commonly referred to as “junk bonds,” involve significantly greater risks, including price volatility and risk of default of payment of interest and principal, than higher rated securities. An investment in the Fund should not be considered as a complete investment program.

The Adviser will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors may include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer and the experience and track record of the issuer’s management. For sovereign debt instruments, these may include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding and the issuer’s debt service payment history. The Adviser may also review the ratings, if any, assigned to the security by any recognized rating organizations, although the Adviser’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, the Adviser will typically evaluate the relative value of an investment compared with its perceived credit risk. The Fund’s ability to achieve its investment objectives may be more dependent on the Adviser’s credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody’s, S&P and Fitch is set forth in Appendix A to the Prospectus.

Emerging Market Countries. Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and the Fund, as well as the value of securities in the Fund.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if a deterioration occurs in an emerging market country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Sovereign Debt. Sovereign debt may be issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these

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governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may decide to default on their sovereign debt in whole or in part. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no known bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Tax Considerations. The Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes. For a discussion of the requirements the Fund must meet to qualify as a regulated investment company and the consequences for the Fund’s investments and distributions, see “Tax Matters” below.

Yankee Dollar Obligations, Eurobonds, Global Bonds

Certain debt securities purchased by the Fund may take the forms of Yankee dollar obligations, Eurobonds or global bonds. Yankee dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. A Eurobond is a bond issued in a currency other than the currency of the country or market in which it is issued. Global bonds are bonds that can be offered within multiple markets simultaneously. Unlike Eurobonds, global bonds can be issued in the local currency of the country of issuance.

Foreign Currency Transactions

Foreign currency transactions may include foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”), or foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through currency forward contracts (“forwards”).

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to seek to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. The Fund might be expected to enter into such contracts under among others, the following circumstances:

Lock In. When DoubleLine desires to seek to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If DoubleLine wants to try to eliminate substantially all of the risk of owning a particular currency, and/or if DoubleLine thinks that the Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund might enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction (as described below) may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge. DoubleLine might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

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It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s net asset value per Common Share.

The Fund may enter into foreign currency transactions as a substitute for cash investments and for other investment purposes not involving hedging, including, without limitation, to exchange payments received in a foreign currency into U.S. dollars or in anticipation of settling a transaction that requires the Fund to deliver a foreign currency.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if DoubleLine’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave the Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Investments in bank deposits denominated in foreign currencies can facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging. Under applicable tax law, the Fund may be required to limit its gains from hedging in foreign currency forwards, futures, and options. Although the Fund expects to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging also may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (the “Code”). Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income. For further discussion of the tax consequences of the Fund’s hedging, see “Tax Matters” below.

Foreign Currency Exchange-Related Securities

Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange WarrantsSM are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental

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or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by Ginnie Mae, are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. GSEs, such as the FHLBs, Freddie Mac, Fannie Mae and the Student Loan Marketing Association may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain GSEs, including the FHLBs, Freddie Mac and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the GSEs and the values of their related securities or obligations. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.

U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See “— Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities” below. Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as Certificates of Accrual on Treasury Securities, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury.

While some U.S. Government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. Government securities are subject to the same interest rate and credit risks as are other debt securities. The U.S. Government does not guarantee the net asset value or market value of the Fund’s Common Shares. The U.S. Government’s ability to borrow money or otherwise finance its obligations, including as a result of legislatively-imposed limits on the amount of money it may borrow, could cause the values of U.S. Government securities, including those of the U.S. Government’s agencies and instrumentalities and other government-sponsored enterprises, to decline.

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Municipal Bonds

Municipal bonds include securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities, including securities the income from which is exempt from federal income tax (“Municipal Bonds”). However, the dividends that the Fund may pay that are attributable to such interest will not be tax-exempt to holders of the Fund’s Common Shares (“Common Shareholders”).

Municipal Bonds share the attributes of debt/fixed-income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal Bonds may include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

A municipal lease obligation is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government’s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, DoubleLine may consider, among other things, the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipal securities. The Fund also may purchase unrated lease obligations if determined by DoubleLine to be of comparable quality to rated securities in which the Fund is permitted to invest.

An investor may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

Municipal warrants are essentially call options on Municipal Bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. An investor may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

Municipal Bonds may contain credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the price of the Fund’s Common Shares. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

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Inverse Floaters. Inverse floaters are typically created by brokers by depositing an income-producing instrument in a trust. The trust in turn issues a variable rate security and inverse floaters. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the inverse floater holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the inverse floater, and vice versa. An investment in inverse floaters typically will involve greater risk than an investment in a fixed rate bond. Inverse floaters have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a inverse floater, the value of a inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. Inverse floaters can be very volatile and may be less liquid than other bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Investing in inverse floaters may have the result of increasing the Fund’s leverage. Trusts in which inverse floaters may be held could be terminated, in which case the residual bond holder would take possession of the underlying bond(s) on an unleveraged basis.

The Fund also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Custodial receipts generally represent the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund’s ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities. Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s Municipal Bonds in the same manner.

Corporate Debt Securities

Bonds and related debt obligations of varying maturities issued by U.S. and foreign corporations and other business entities may include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a rate of interest and normally must repay the amount borrowed on or before maturity. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a

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reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached. Certain bonds are “perpetual” in that they have no maturity date.

The Fund’s investments in corporate debt securities are subject to a number of risks described in the Prospectus and elaborated upon elsewhere in this section of the SAI, including interest rate risk, credit risk, high yield risk, issuer risk, foreign (non-U.S.) investment risk, inflation/deflation risk, liquidity risk, smaller company risk and management risk.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet. See “–High Yield Securities (“Junk Bonds”)” above.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

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Synthetic Convertible Securities

DoubleLine may also create a “synthetic” convertible security to be used by the Fund by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e. , an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by buying warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be used for the Fund where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when DoubleLine believes that such a combination would better promote the Fund’s investment objectives. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, an investor may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument. Synthetic convertible securities may be created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks.

Preferred Stock

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds, can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. Sinking fund preferred stocks offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on certain other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and

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prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but may be redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. Auctions for U.S. auction preferred stocks have failed since early 2008, and the dividend rates payable on such preferred shares since that time typically have been paid at their maximum applicable rate (typically a function of a reference rate of interest). The Fund expects that auction preferred stocks will continue to pay dividends at their maximum applicable rate for the foreseeable future and cannot predict whether or when the auction markets for auction preferred stocks may resume normal functioning.

Bank Obligations

Bank obligations may include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Bank Loans, Assignments, and Participations

The Fund may make loans directly to borrowers, and may acquire or invest in loans made by others. The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. In a novation, the Fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Fund assumes the position of a co-lender with other syndicate members. As an alternative, the Fund may purchase an assignment of a portion of a lender’s interest in a loan. In this case, the Fund may be required generally to rely upon the assigning financial institution to demand payment and enforce its rights against the borrower, but would otherwise be entitled to the benefit of all of the financial institution’s rights in the loan. The Fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, the Fund will generally be entitled to receive from the lending institution amounts equal to the payments of principal, interest and premium, if any, on the loan received by the institution, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. In the case of an assignment or a participation, the value of the Fund’s loan investment will depend at least in part on the credit standing of the assigning or participating institution. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. Investments in loans may be of any quality, including “distressed” loans. The Fund also may gain exposure to loans and related investments through the use of total return swaps and/or other derivative instruments (see “Derivative Instruments”) and through other pooled investment vehicles, including some which may be sponsored or advised by the Adviser.

Many loans are made by a syndicate of banks, represented by an agent bank (the “Agent”) which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower

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on its own behalf and on behalf of the other lending institutions in the syndicate (the “Lenders”), and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the Agent, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a borrower.

The Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or may be difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s net asset value. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested. The Fund will in certain cases be required to rely upon the intermediary from which it purchases an assignment or participation interest to collect and pass on to the Fund such payments and to enforce the Fund’s rights. As a result, an insolvency, bankruptcy or reorganization of the intermediary may delay or prevent the Fund from receiving principal, interest and other amounts with respect to the Fund’s interest in the loan.

Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the fund will invest, however, the Adviser will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. The Adviser’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loans in which the Fund may invest may not be rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan may depend heavily on the Adviser’s or the original lending institution’s credit analysis of the borrower.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. Additionally, even where there is a market for certain loans the settlement period may be extended, up to several weeks or longer. That means the Fund may have a limited ability to receive payment promptly on the sale of some of the loans in its portfolio. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. The Adviser will determine the liquidity of the Fund’s investments by reference to, among other things, market conditions and contractual provisions.

Investments in loans through a direct loan or novation may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

It is currently the position of the SEC that, in the case of loan participations or assignments where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, the Fund should treat both the lending bank or other lending institution and the borrower as “issuers.” If and to the extent the Fund treats a financial intermediary as an issuer of indebtedness, the Fund may in certain circumstances be limited in its ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Economic exposure to loan interests through the use of derivative transactions, including, among others, total return swaps, may involve greater risks than if the Fund had invested in the loan interest directly during a primary distribution or through assignments of, novations of or participations in a bank loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.

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In managing the Fund, the Adviser may seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of floating rate loans or other investments being considered for acquisition by the Fund or held in the Fund’s portfolio if the receipt of the Confidential Information would restrict one or more of the Adviser’s clients, including, potentially, the Fund, from trading in securities they hold or in which they may invest. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s loans or other securities. In circumstances when the Adviser declines to receive Confidential Information from these issuers, the Fund may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the Fund would pay or receive when it buys or sells those investments. Further, in situations when the Fund is asked, for example, to grant consents, waivers or amendments with respect to such investments, the Adviser’s ability to assess such consents, waivers and amendments may be compromised. In certain circumstances, the Adviser may determine to receive Confidential Information, including on behalf of clients other than the Fund. Receipt of Confidential Information by the Adviser could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time. In certain situations, the Adviser may create information walls around persons (“walled-off personnel”) having access to the Confidential Information to limit the restrictions on others at the Adviser. Those measures could impair the ability of walled-off personnel to assist in managing the Fund.

Lending Fees. In the process of buying, selling and holding loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

Borrower Covenants. A borrower under a loan typically may be required to comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the Lender or lending syndicate (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the holder of a loan to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant.

Administration of Loans. In certain loans, including participations, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The seller of the loan usually does, but is often not obligated to, notify holders of loans of any failures of compliance. The Agent may monitor the value of the collateral, if any, and if the value of such collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to loans for which the Agent does not perform such administrative and enforcement functions, the Adviser will perform such tasks on behalf of the Fund, although a collateral bank will typically hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy or insolvency proceedings. A successor Agent would generally be appointed to

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replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.

Prepayments. Loans may require, in addition to scheduled payments of interest and principal, the prepayment of the loan from free cash flow, as defined above. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may, but will not necessarily, receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new loan with the proceeds from the prepayment of the former.

Bridge Financings. Loans may be designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Loans may also be obligations of borrowers who have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness or its willingness or ability to repay the bridge loan.

Senior Loans. Senior floating rate loans may be made to or issued by U.S. or non-U.S. banks or other corporations (“Senior Loans”). Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issues, and interests therein. Senior Loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from other holders of loan interests. Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate, “LIBOR”) plus a premium. Senior Loans are typically of below investment grade quality. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral.

From time to time, the Adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell Senior Loans to or acquire them from the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund.

To the extent that the collateral, if any, securing a Senior Loan consists of the stock of the borrower’s subsidiaries or other affiliates, the Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, a Senior Loan may be guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a secured Senior Loan. On occasions when such stock cannot be pledged, the secured Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for such Senior Loan.

If a borrower becomes involved in bankruptcy proceedings, a court potentially could invalidate the Fund’s security interest in any loan collateral or subordinate the Fund’s rights under a secured Senior Loan to the interests of the borrower’s unsecured creditors. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For secured Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of such loan were not received or retained by the borrower, but were instead paid to other persons, such as shareholders of the borrower, in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in any loan collateral. If the Fund’s security interest in loan collateral is invalidated or a secured Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the secured Senior Loan.

Commercial Real Estate Loans. The Fund may acquire and originate commercial whole mortgage loans secured by a first mortgage lien on commercial property, which may be structured to either permit the Fund to retain the entire loan, or sell the lower yielding senior portions of the loans and retain the higher yielding subordinate investment. Typically, borrowers under these loans are institutions and real estate operating companies and investors. These loans are generally secured by commercial real estate assets in a variety of industries with a variety of characteristics. The Fund may

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originate and own entire whole loans or in some cases may choose to originate and syndicate a portion of the risk or participate in syndications led by other institutions. In some cases, the Fund may originate and fund a first mortgage loan with the intention of selling the senior tranche, or an A-Note, and retaining the subordinated tranche, or a B-Note, or mezzanine loan tranche. The Fund may seek, in the future, to enhance the returns of all or a senior portion of its commercial mortgage loans through securitizations, should the market to securitize commercial mortgage loans recover. In addition to interest, the Fund may receive origination fees, extension fees, modification or similar fees in connection with our whole mortgage loans.

B-Notes. The Fund may originate or invest in B-Notes. A B-Note is a mortgage loan typically (i) secured by a first mortgage on a single large commercial property or group of related properties and (ii) subordinated to an A-Note secured by the same first mortgage on the same collateral. As a result, if a borrower defaults, there may not be sufficient funds remaining for B-Note holders after payment to the A-Note holders. Since each transaction is privately negotiated, B-Notes can vary in their structural characteristics and risks. For example, the rights of holders of B-Notes to control the process following a borrower default may be limited in certain investments. The Fund cannot predict the terms of each B-Note investment and does not have control over the terms of the investments held by an Investment Fund. Further, B-Notes typically are secured by a single property, and so reflect the increased risks associated with a single property compared to a pool of properties.

Mezzanine Loans. The Fund may also originate or invest in mezzanine loans, which are loans that are subordinate in the capital structure of the borrower, meaning that there may be significant indebtedness ranking ahead of the borrower’s obligation to the Fund in the event of the borrower’s insolvency. Such loans may be collateralized with tangible fixed assets such as real property or interests in real property, or may be uncollateralized. As with other loans to corporate borrowers, repayment of a mezzanine loan is dependent on the successful operation of the borrower. Mezzanine loans may also be affected by the successful operation of other properties, the interests in which are not pledged to secure the mezzanine loan. While mezzanine investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the mezzanine investments and may benefit from cross-default provisions and security over the borrower’s assets, some or all of such terms may not apply to particular mezzanine investments. Mezzanine investments generally are subject to various risks including, without limitation, (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt incurred in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations. In addition to interest, the Fund may receive origination fees, extension fees, modification or similar fees in connection with investments in mezzanine loans.

Delayed Funding Loans and Revolving Credit Facilities

Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that, as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its exposure to a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “—Bank Loans, Assignments, and Participations.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “—Bank Loans, Assignments, and Participations.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for the purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments, and, as a result, may involve greater credit risk than bonds

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that pay interest currently or in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. Because the Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to satisfy the distribution requirement for treatment as a “regulated investment company” under the Code. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The interest rate on a floating rate debt instrument (a “floater”) is a variable rate that is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The interest rate on an inverse floating rate debt instrument (an “inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Inflation-Indexed Bonds

Inflation-indexed bonds are typically fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if an investor purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

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While these securities may provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. With regard to municipal inflation-indexed bonds and certain corporate inflation indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Perpetual Bonds

Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds, can be more volatile than other types of bonds that have a maturity date and may have heightened sensitivity to changes in interest rates. An issuer of perpetual bonds is responsible for coupon payments in perpetuity but does not have to redeem the securities. Perpetual bonds are often callable after a set period of time, typically between 5 and 10 years.

Event-Linked Exposure/“Catastrophe” Bonds

Event-linked exposure may be gained by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the principal amount of the bond is reduced (potentially to zero), and the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose an investor to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “–Illiquid Securities.” Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

Derivative Instruments

Generally, derivatives are financial contracts whose values depend upon, or are derived from, the values of any underlying assets, reference rates or indexes, and may relate to, among others, individual securities, interest rates, foreign currencies and securities, commodities and other indexes. The values of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to use these instruments successfully may depend in part upon the ability of DoubleLine to forecast interest rates and other economic factors correctly. If DoubleLine incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If DoubleLine incorrectly forecasts interest rates, currency movements, market values or other economic factors in using a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances and DoubleLine may choose not to use derivatives that are available to reduce portfolio risk or otherwise. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related Fund investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in substantial losses. The Fund may be unable

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to close out or liquidate its derivatives positions, which may adversely affect the Fund’s performance. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments; also, the requirements for qualification as a regulated investment company can limit the extent to which the Fund may enter into commodity-linked derivatives, such as commodity futures contracts discussed in more detail below. See “Tax Matters.”

Options on Securities and Indexes. An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price on one or more exercise dates of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

Generally, if an option written by the Fund expires unexercised, the Fund realizes a short-term capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a short- or long-term capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. For more information on the taxation of the options written by the Fund, see “Tax Matters” below.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security.

Risks Associated with Options on Securities and Indexes. There are various risks associated with the Fund’s use of options. As the seller (writer) of a call option on an individual security, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, the purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price when the option is exercised or on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund whose values may be correlated with the securities making up the index. However, the Fund has retained the risk of loss (net of premiums received) should the value of the Fund’s portfolio securities decline. This combination of potentially limited appreciation and full depreciation over time may lead to erosion in the value of the Fund’s portfolio and the Fund’s performance may be lower than it otherwise would have been if it did not write call options.

The Fund’s use of purchased put options as a hedging strategy would involve certain risks similar to those of written call options, including, in the case of index put options, that the strategy may not work as intended due to a lack of correlation between changes in value of the index underlying the option and changes in the market value of the Fund’s portfolio securities. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the cash value of the index or market value of the underlying security at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

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The value of options used by the Fund will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in interest payments or dividend rates of underlying securities, changes in market interest rates, changes in the actual or perceived volatility of the relevant markets and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events. For instance, the use of written index options involves risk that the changes in value of the indexes underlying the Fund’s options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in net losses to the Fund (including at times when the market values of securities held by the Fund are declining) that exceed any gains received by the Fund from options premiums and any increase in value of the Fund’s portfolio securities. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index option, when it would not otherwise choose to do so. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

The exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting underlying securities. A reduction in the exercise price of an option might reduce the Fund’s gain potential on underlying securities held by the Fund.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an options position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange clearinghouse may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.

In addition, the hours of trading for options may not conform to the hours during which securities held by the Fund are traded. To the extent that the options markets close before the markets for underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. In addition, the Fund’s listed options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write (sell) or purchase may be affected by options written or purchased by other investment advisory clients of DoubleLine. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security or the contract value of the relevant index at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security or the value of the index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or securities, the price of the put or call option may move more or less than the price of the related security or securities.

To the extent that the Fund utilizes unlisted (or “over-the-counter”) options, the Fund’s ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

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Foreign Currency Options. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price on one or more exercise dates. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price on one or more exercise dates. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options if it would otherwise choose to do so. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; Ginnie Mae Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price on one or more exercise dates of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Limitations on Use of Futures and Futures Options. The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if

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it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Fund may write (sell) straddles consisting of a call and a put written on the same underlying futures contract.

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the Commodity Futures Trading Commission (“CFTC”), in connection with its services to the Fund. To ensure the Adviser’s eligibility for the exclusion under Rule 4.5 as it has recently been amended by the CFTC, the Fund may be limited in its ability to use futures and options on futures and to engage in certain swaps transactions. The Fund currently expects to operate in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Adviser’s ability to manage the Fund under certain market conditions and may adversely affect the Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator, the Fund’s expenses may increase. The effect of the rule changes on the operations of the Fund and the Adviser is not fully known at this time.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options and forward contracts. See “Tax Matters.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In addition, there is a risk of loss by the Fund of margin deposits in the event of the bankruptcy of the custodian or broker with whom the Fund has an open position in an option or futures or forward contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures may not vary in direct proportion to the value of the Fund’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

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Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. Swap transactions may include swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. Swap transactions also include currency exchange rate swap agreements and options on swap agreements (“swap options”).

Swap agreements are two party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e. , the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may also invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a party may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a party may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a party may be required to pay a higher fee at each swap reset date.

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The Fund also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying swap agreement.

Some types of swap agreements entered into by the Fund calculate the obligations of the parties to the agreements on a “net basis.” Consequently, the Fund’s current obligations (or rights) under such swap agreements will generally be equal only to the net amount to be paid or received under the agreements based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

A swap agreement may be considered a form of leverage, and could magnify the Fund’s gains or losses.

Whether the Fund’s use of swap agreements or swap options will be successful will depend on DoubleLine’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that DoubleLine will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If DoubleLine attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Credit Default Swaps

Credit default swap agreements that the Fund may use may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a

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default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap, and would be required to purchase the underlying reference instrument at a price substantially below its par value if a credit event were to occur.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Risk of Potential Government Regulation of Derivatives

Recent legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), are expected to result in new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements for certain types of swaps contracts and other derivatives, including among others interest rate swaps and credit default swaps. Because the legislation leaves much to rule making, which is not yet completed, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and the Fund may as a result be unable to execute its investment strategies in a manner the Adviser might otherwise choose. New rules under the Dodd-Frank Act will require certain over-the-counter derivatives, including certain interest rate swaps and certain credit default swaps, to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. It is also unclear how the regulatory changes will affect counterparty risk.

Index Securities; Structured Notes

Structured notes are derivative debt securities, the interest rate or principal of which is typically determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

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Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Reverse Repurchase Agreements and Dollar Rolls

A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to be entitled to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk; the Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement.

A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security, such as a security issued by Ginnie Mae, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to retain any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

In addition to the risks associated with leverage (see “Risks—Leverage Risk” in the Prospectus), the Fund’s use of reverse repurchase agreements, dollar rolls and similar transactions is subject to the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Furthermore, these instruments may be “illiquid.”

Repurchase Agreements

A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. DoubleLine will monitor the creditworthiness of the counter parties.

Credit-Linked Trust Certificates

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, total return swaps, interest rate swaps and/or other securities, in order to provide exposure to the high yield or another debt securities market.

Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other

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agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. See “—Credit Default Swaps” herein for additional information about credit default swaps. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, valuation risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under “Other Investment Companies and Other Pooled Investment Vehicles” herein and in the Prospectus, and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Fund will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they generally are not actively managed such as a “hedge fund” might be. It also is expected that the certificates will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See “Risks —Liquidity Risk” in the Prospectus. If market quotations are not readily available for the certificates, they will be valued by the Fund at fair value as determined by the Trustees or persons acting at their direction. See “Net Asset Value” in the Prospectus.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes many of the benefits and risks of ownership of the security, including the risk of price and yield fluctuations, but does not take delivery of the security until a date substantially after the date the transaction is entered into. Because the Fund is not required to pay for the security until the delivery date, these transactions may create investment leverage. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security.

If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Equity Securities

Equity securities, including common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer.

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A common stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects, and historical trends would indicate that common stocks are generally subject to higher levels of volatility and market and issuer-specific risk than debt securities. Stocks of smaller companies are generally more vulnerable to adverse developments than those of larger companies. Stocks of companies that DoubleLine believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectus and this SAI. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different or heightened degrees.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon

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conclusion of the sale. The Fund will often have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer.

A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. So-called “naked” short sales are short sales that are not “against the box”, in which case a short seller’s losses could theoretically be unlimited, in cases where the short seller is unable for whatever reason to close out its short position.

Illiquid Securities

Illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities) may include, among other things, certain written over-the-counter options, certain securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and certain other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act and certain commercial paper that DoubleLine has determined to be liquid under procedures approved by the Board).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Rule 144A Securities

The Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act. Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid, although the Adviser may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board.

Other Investment Companies and Other Pooled Investment Vehicles

As a stockholder in an investment company, including other closed- or open-end investment companies, including ETFs, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders therefore would be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled “Principal Risk Factors—Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Block sizes of ETF shares, also known as “Creation Units,” are redeemable from the issuing ETF. The liquidity of smaller holdings of ETFs shares will depend upon the existence of a secondary market.

Disruptions in the markets for the securities underlying ETFs purchased or sold by an investor could result in losses on investments in ETFs. ETFs also carry the risk that the price an investor pays or receives may be higher or lower than the ETF’s net asset value. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. ETFs and other investment companies in which the Fund may invest may be leveraged, which would increase the volatility of the Fund’s net asset value.

The Fund’s investments in other investment companies may be limited by provisions of the 1940 Act that restrict the aggregate amount the Fund (and in some cases, its affiliated persons) can invest in any one investment company. The Fund has undertaken to the New York Stock Exchange (“NYSE”) in connection with the listing of its Common Shares that it will not normally invest in any actively managed investment funds (other than a vehicle used primarily for short-term cash management purposes) that would be an investment company as defined in Section 3 of the 1940 Act, but for Section 3(c)(1) or 3(c)(7) of the 1940 Act; for clarity, such investment funds do not include asset backed securities, mortgage-backed securities, collateralized debt obligations, collateralized bond obligations, or collateralized loan obligations. This undertaking may be revised or eliminated with the consent of the NYSE, or if the Common Shares were no longer listed on the NYSE.

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Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover.” The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Transactions in the Fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to Common Shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Warrants to Purchase Securities

Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to or on its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Securities Loans

The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Adviser to be of satisfactory credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund an amount equal to any dividends or interest received on the securities lent.

The Fund may invest the cash collateral received (generally in money market investments or money market funds) or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the borrower. Subject to conditions established by the SEC staff, an investment company may transfer cash collateral into a joint account along with cash collateral of other affiliated investment companies. Cash collateral in any such joint accounts may be invested in repurchase agreements and/or short-term money market instruments. Although control over, and voting rights or rights to consent with respect to, the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice. The Fund may call such loans in order to sell the securities involved or, if the holders of the securities are asked to vote upon or consent to matters which DoubleLine believes materially affect the investment, in order to vote the securities. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. It is possible that the Fund will realize losses on the investment of any cash collateralizing a securities loan; any such losses would be for the account of the Fund, not the borrower.

Participation on Creditors Committees

Participation on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.

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Short-Term Investments / Temporary Defensive Strategies

For temporary defensive purposes, the Fund may deviate from its principal investment strategies by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. In those cases, the Fund may not achieve its investment objectives when it does so. The Fund also may deviate from its principal investment strategies in order to keep its assets fully invested, including during the period in which the net proceeds of this offering are being invested.

Tax Considerations

The requirements for qualification and treatment as a regulated investment company for U.S. federal income tax purposes limit the extent to which the Fund may invest in certain securities and transactions described above. In addition, the Fund’s utilization of certain investment instruments may alter the character and timing of income attributable to the Fund relative to other means of achieving similar investment exposure. In certain circumstances, accelerated attribution of income may require the Fund to sell assets in order to meet regulated investment company distribution requirements even when investment considerations make such sales otherwise undesirable. For more information concerning these requirements and the taxation of investments, see “Tax Matters” below.

Legal and Regulatory Risk

Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Fund and the Adviser have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Adviser will continue to be eligible for such exemptions.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may apply to certain other derivatives positions the Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Therefore it is possible that the trading decisions of the Adviser may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on the Adviser’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a short squeeze in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements may also limit the Adviser’s ability to access management and other personnel at certain companies where the Adviser seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. In addition, if the SEC were to adopt restrictions regarding short sales, they could restrict the Fund’s ability to engage in short sales in certain circumstances, and the Fund may be unable to execute its investment strategies as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

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Federal legislation has been passed that requires the adoption of regulations that would require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements would apply to loan participations, syndicated loans, and loan assignments. If the Fund invests in loans, it could be adversely affected by the regulation. The effect of any future regulatory change on the Fund could be substantial and adverse.

MANAGEMENT OF THE FUND

The Board is responsible for overseeing the management and operations of the Fund. The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent.

Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Board of the Fund consists of four Trustees, three of whom are not considered to be “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). Tables containing required information about the Trustees are found on pages 41-42 of this SAI. The Board is responsible for overseeing the management and operations of the Fund, including general supervision of the duties performed by the Adviser and other service providers to the Fund. The Adviser and the Fund’s administrator are responsible for the day-to-day management and administration of the Fund.

The Chairman of the Board, Mr. Ronald R. Redell, also serves as Chairman of the Board of DoubleLine Opportunistic Credit Fund as well as President of DoubleLine Funds Trust and DoubleLine Equity Funds and as an executive of the Adviser and, as such, he participates in the oversight of the Fund’s day-to-day business affairs. Mr. Redell is an “interested person” of the Fund.

Mr. Raymond B. Woolson serves as the lead Independent Trustee. A portion of each regular meeting of the Board is devoted to an executive session of the Independent Trustees at which no members of management or the Fund’s administrator are present. At those meetings, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board of Trustees, including fund governance, fund management, and leadership issues, and are advised by independent legal counsel. Mr. Woolson serves as Chair for those meetings.

The Board has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Woolson serves as the Chairman of the Audit Committee. The Audit Committee’s other members are Messrs. Ciprari and Salter. The Audit Committee makes recommendations to the Board concerning the selection of the independent auditors and reviews with the auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Fund with the accounting and financial reporting requirements of the 1940 Act. Because the Fund is newly organized, the committee members did not meet during the prior fiscal year.

The Board has a Qualified Legal Compliance Committee (“QLCC”), consisting of Messrs. Ciprari, Salter, and Woolson. The QLCC receives, reviews and takes appropriate action with respect to any report made or referred to the QLCC by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Fund or by any officer, director, employee, or agent of the Fund. Because the Fund is newly organized, the committee members did not meet during the prior fiscal year.

The Board has a Nominating Committee consisting of Trustees who are Independent Trustees. The members of the Fund’s Nominating Committee are Messrs. Ciprari, Salter and Woolson. The Nominating Committee makes recommendations to the Board regarding nominations for membership on the Board as an independent trustee. Based on, among other things, information provided by management of the Fund, the Nominating Committee periodically reviews trustee compensation and recommends any changes it deems appropriate to the Independent Trustees. The Nominating Committee will also consider potential trustee candidates recommended by shareholders provided that the proposed candidates satisfy the trustee qualification requirements provided in the Fund’s Agreement and Declaration of Trust, as amended (the “Declaration”), and the Fund’s other governing documents. Because the Fund is newly organized, the committee members did not meet during the prior fiscal year.

The Valuation Committee consists of one or more persons appointed by the Board with authorization to make fair value determinations on a day-to-day basis with respect to Fund holdings when market prices are not readily available or are considered unreliable in accordance with Board approved valuation procedures. Because the Fund is newly organized, the committee members did not meet during the prior fiscal year.

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The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Fund. The Board believes that the Trustees’ ability to review, critically evaluate, question, and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of its duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: (i) such person’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) such person’s ability to work effectively with the other members of the Board; (iii) how the individual’s skills, experiences, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board; (iv) such person’s character and integrity; (v) such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and (vi) as to each Trustee other than Mr. Redell, his status as an Independent Trustee. In addition, the following specific experience, qualifications, attributes and/or skills were considered in respect of the listed Trustee: Mr. Ciprari, significant experience serving in the investment banking industry and as a senior executive at an investment bank; Mr. Salter, significant experience and familiarity with securities markets and financial matters generally; Mr. Woolson, significant financial consulting, fund accounting, and fund administration experience; and Mr. Redell, significant experience and service in the investment management industry and as a senior executive at an investment advisory firm. References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board has determined that its leadership structure is appropriate given the business and nature of the Fund, including: (i) the extensive oversight provided by the Adviser, of which Mr. Redell is an executive; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Fund; and (iii) the leadership role of the lead Independent Trustee. The Board reviews its structure on an annual basis.

In its oversight role, the Board and/or its Committees receive and review reports from the Fund’s officers, including, but not limited to, the President, Chief Compliance Officer and Treasurer, DoubleLine portfolio management personnel and other senior personnel of DoubleLine, the Fund’s independent registered public accounting firm, and the Fund’s third-party service providers with respect to a variety of matters, including matters that relate to the operations of the Fund, including related risks.

The function of the Board with respect to risk management is one of periodic oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.

Under the general oversight of the Board or the applicable Committee of the Board, the Fund, the Adviser, and other service providers to the Fund employ a variety of processes, procedures, and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. The Board recognizes, however, that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. There is no assurance that the Board of Trustees’ operations or leadership structure will identify, prevent, or mitigate risks in actual practice.

The name, year of birth and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the fund complex(1) overseen by and the other directorships held by each Trustee. The business address for each Trustee and each officer of the Fund is c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

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INDEPENDENT TRUSTEES

Name and Year of Birth	Position with the Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years

Joseph J. Ciprari 1964	Trustee	Class III (2016)/ Since Inception	President of Remo Consultants (real estate financial consulting firm). Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	11	None

John C. Salter 1957	Trustee	Class I (2014)/ Since Inception	California Desk Manager/Broker, Chapdelaine & Co. Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	11	None

Raymond B. Woolson 1958	Trustee	Class II (2015)/ Since Inception	President, Apogee Group, Inc., a company providing financial consulting services.	11	None

INTERESTED TRUSTEE

The following Trustee is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Adviser.

Name and Year of Birth	Positions with the Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years

Ronald R. Redell	Trustee, President	Class II (2015)/	Trustee,	2	None

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1970	and Chief Executive Officer	Since Inception

  President and Chief

  Executive Officer of

  DoubleLine

  Opportunistic Credit

  Fund (since

  July 2011);   President of

  DoubleLine

  Funds Trust (since

  January 2010);

  President of

  DoubleLine

  Equity Funds (since

  February 2013);

  executive of

  DoubleLine

  Capital LP (since

  July 2010);

  Secretary of

  Eco-Earth

  Enrichment

  (children’s health

  non-profit) (since

  September 2010).

  Formerly,

  President and

  CEO of TCW

  Funds, Inc. and

  TCW Strategic

  Income Fund, Inc.

(1)	The term “Fund Complex” as used herein includes the Fund and the following registered investment companies: DoubleLine Opportunistic Credit Fund, each series of DoubleLine Funds Trust, and each series of DoubleLine Equity Funds.

OFFICERS

Name And Year of Birth	Position(s) Held with the Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years

Ronald R. Redell 1970	Trustee, President and Chief Executive Officer	Indefinite/Since Inception	Trustee, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); President, DoubleLine Funds Trust (since January 2010); President, DoubleLine Equity Funds (since February 2013); executive of DoubleLine Capital LP (since July 2010); Secretary of Eco-Earth Enrichment (children’s health non-profit) (since September 2010). Formerly, President and CEO of TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Susan Nichols 1962	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since Inception	Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since October 2011); Treasurer and Principal Financial and Accounting Officer, DoubleLine Equity Funds (since February 2013); Director of Mutual Funds

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Name And Year of Birth	Position(s) Held with the Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years
Operations, DoubleLine. Formerly, Southern Wholesaler, DoubleLine Capital LP. Formerly, Assistant Treasurer of DoubleLine Funds Trust. Formerly, Senior Vice President of TCW.

Keith T. Kirk 1963	Chief Compliance Officer	Indefinite/Since Inception	Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since May 2012); Chief Compliance Officer, DoubleLine Funds Trust (since May 2012); Chief Compliance Officer, DoubleLine Equity Funds (since February 2013); Deputy General Counsel and Chief Compliance Officer, DoubleLine (since January 2012). Formerly, Independent Compliance Consultant (from September 2009 through December 2011). Formerly, Chief Compliance Officer, Metropolitan West Asset Management LLC and Metropolitan West Funds (September 2004 through August 2009).

Louis C. Lucido 1948	Secretary	Indefinite/Since Inception	Secretary, DoubleLine Opportunistic Credit Fund (since July 2011); Secretary, DoubleLine Equity Funds (since February 2013); Secretary, DoubleLine Funds Trust (since April 2010); Chief Operating Officer, DoubleLine (since June 2010); Secretary, DoubleLine Funds Trust (since January 2010); Member of Dean’s Executive Board, Stern School of Business at New York University (since June 2007); Member of the Advisory Board for Tanenbaum Landscape & Design Inc. (since January 2013); Member of the Board of Directors of CASA of Los Angeles (since February 2013). Formerly, Executive Vice President, DoubleLine (from December 2009 through May 2010). Formerly, Group Managing Director, TCW.

Grace Walker 1970	Assistant Treasurer	Indefinite/Since Inception	Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since March 2012); Assistant Treasurer, DoubleLine Funds Trust (since March 2012); Assistant Treasurer of DoubleLine Equity Funds (since February 2013). Formerly, Assistant Treasurer of the private funds, Western Asset Management Company (from December 2004 through March 2012).

Earl A. Lariscy 1966	Vice President and Assistant Secretary	Indefinite/Since Inception	Vice President, DoubleLine Equity Funds (since February 2013); Vice President, Doubleline Funds Trust (since May, 2012); General Counsel, DoubleLine (since April 2010). Formerly, Director, Barclays Capital and Agency. Formerly, General Manager, Barclays Bank PLC’s California-based banking operations. Formerly, Vice President/Associate General Counsel, TCW. Formerly, Attorney, Linklaters.

Cris Santa Ana 1965	Vice President	Indefinite/Since Inception	Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Vice President, DoubleLine Equity Funds (since February 2013); Chief Risk Officer, DoubleLine (since June 2010). Formerly, Chief Operating Officer, DoubleLine (from December 2009 through May 2010). Formerly, Managing Director, TCW.

David Kennedy 1964	Vice President	Indefinite/Since Inception	Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Equity Funds (since February 2013); Director, Trading and Settlements, DoubleLine (since December 2009). Formerly, Senior Vice President, TCW.

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Name And Year of Birth	Position(s) Held with the Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years

Jeffrey J. Sherman 1977	Vice President	Indefinite/Since Inception	Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Portfolio Manager, DoubleLine (since September 2010); Fixed Income Asset Allocation, DoubleLine (since December 2009). Formerly, Senior Vice President, TCW.

Patrick A. Townzen 1978	Vice President	Indefinite/Since Inception	Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Equity Funds (since February 2013); Director of Operations, DoubleLine (since September 2012). Formerly, Manager, Western Asset Management Company.

Securities Ownership

None of the Trustees own beneficially or of record any shares of the Fund. The following table provides information regarding the aggregate amount of equity securities held by each Trustee in all registered investment companies in the Fund complex as of December 31, 2012:

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Independent Trustees

Joseph J. Ciprari	$0

John C. Salter	$10,001 - $50,000

Raymond B. Woolson	$0

Interested Trustee

Ronald R. Redell	Over $100,000

For Independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2012:

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class

Joseph J. Ciprari	None	None	None	None	None

John C. Salter	None	None	None	None	None

Raymond B. Woolson	None	None	None	None	None

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As of March 31, 2013, the Fund’s officers and Trustees as a group owned less than 1% of the outstanding Common Shares.

Except as noted below in the table, to the Fund’s knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the outstanding shares of any class of the Fund as of March 31, 2013.

Shareholder	Number of Common Shares	Percentage of the Fund’s outstanding shares as of February 28, 2013

DoubleLine Asset Management Company LLC	4,189	100%

Compensation

The following table illustrates the estimated compensation to be paid to each current Trustee by the Fund and the Fund Complex for the fiscal year ended September 30, 2013.

Name of Trustee	Estimated Compensation from the Fund*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex(1) Paid to the Trustees

Joseph J. Ciprari	$17,500(2)	N/A	N/A	$132,500
John C. Salter	$17,500(2)	N/A	N/A	$132,500
Raymond B. Woolson	$17,500(2)	N/A	N/A	$149,000

*	Because the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year.

(1)	The term “Fund Complex” as used herein includes the Fund and the following registered investment companies: DoubleLine Opportunistic Credit Fund, each series of DoubleLine Funds Trust, and each series of DoubleLine Equity Funds.

(2)	If the net proceeds of the offering of Common Shares are between $500 million and $1 billion, the estimated compensation from the Fund paid to each Trustee will be $20,000, if the net proceeds of the offering of Common Shares are between $1 billion and $1.5 billion, the estimated compensation from the Fund paid to each Trustee will be $22,500, and if the net proceeds of the offering of Common Shares are at least $1.5 billion, the estimated compensation from the Fund paid to each Trustee will be $25,000, in each case for the fiscal year ending September 30, 2013.

The Fund has not adopted a retirement policy for Trustees

The following table illustrates the annual compensation paid to each Trustee who is not an employee of the Adviser or its affiliates for his services as Trustee of the Fund, DoubleLine Opportunistic Credit Fund, DoubleLine Equity Funds and DoubleLine Funds Trust (collectively, the “DoubleLine Funds”) and, if applicable, the compensation paid to a Trustee for his service as the Audit Committee Chair and/or the lead Independent Trustee (such compensation being in addition to the fees received for serving on the Boards) of the Boards of the DoubleLine Funds. Mr. Redell does not receive any compensation from the Fund for serving as an Interested Trustee or officer of the Fund. Compensation is paid on a quarterly basis.

Position	Annual Compensation from the Fund and the Fund Complex
Trustee	$265,000
Audit Committee Chair	$ 18,000
Lead Independent Trustee	$ 15,000

The fees shown above are prorated among the Fund, DoubleLine Opportunistic Credit Fund, each series of DoubleLine Equity Funds and each series of DoubleLine Funds Trust. The Fund will also reimburse the Trustees for travel and other out-of-pocket expenses incurred in connection with attending meetings of the Trustees. Trustees do not receive any pension or retirement benefits as a result of their service as a trustee of the Fund. Trustees and officers who are employed by the Adviser or an affiliated company thereof do not receive any compensation or expense reimbursement from the Fund.

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Code of Ethics

Both the Fund and the Adviser have adopted a joint code of ethics under Rule 17j-1 of the 1940 Act (for purposes of this section, the “Code”). While the Code permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund, it also subjects such personnel, other than Independent Trustees of the Fund, to a number of procedures and prohibitions with respect to investment activities. These procedures include (1) reporting, including on a quarterly and annual basis, of accounts, position and transaction information, other than positions in certain securities that are excluded from the reporting requirements of Rule 17j-1(d); (2) pre-clearance of securities transactions other than transactions in certain excluded securities; and (3) a pre-approval requirement with respect to the purchase of any securities in a private placement, initial public offering or limited offering. The Code also prohibits the investment by subject personnel in (1) any security on the Adviser’s list of restricted securities; (2) uncovered short sales; and (3) uncovered options. Additional restrictions and prohibitions also apply to certain investment personnel subject to the Code, including portfolio managers. A copy of the Code will be provided upon request. The Code can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. The information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Code is also available on the EDGAR Database on the SECs Internet site at http://www.sec.gov, and copies of the Code may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

INVESTMENT MANAGER

The Fund and the Adviser are parties to an Investment Management Agreement (“Investment Management Agreement”). The Adviser was organized in 2009 as a Delaware limited liability company, and was converted into a Delaware limited partnership on December 23, 2009. DoubleLine employees hold 79% of the Adviser’s limited partnership interests, with 20% held by affiliates of Oaktree Capital Management and the remaining 1% is held by DoubleLine Capital GP LLC. The general partner of the Adviser is DoubleLine Capital GP LLC, an entity that is wholly owned by Jeffrey E. Gundlach. As a result, Mr. Gundlach may be deemed to control the Adviser. DoubleLine Equity LP (“DoubleLine Equity”) is an investment adviser under common control with DoubleLine. DoubleLine and DoubleLine Equity share certain personnel and other resources through contractual arrangements with DoubleLine Group LP, which is also under the control of DoubleLine Capital GP LLC, and ultimately, Jeffery Gundlach. Under the Investment Management Agreement, the Fund retains the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, to administer its day-to-day operations, and to be responsible for overall management of the Trust’s business affairs subject to the oversight of the Board of the Fund. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Fund’s investment objectives.

Investment Advisory Services

The Adviser furnishes to the Fund office space and equipment, provides certain bookkeeping and clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Fund who are officers or employees of the Adviser.

The Adviser will receive an annual fee, computed and paid monthly, in an amount equal to 1.00% of the Fund’s average daily total managed assets. “Total managed assets” means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions, or similar transactions, borrowings, and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions, or similar transactions, and borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. With respect to any reverse repurchase agreement, dollar roll or similar transaction, “total managed assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the asset so sold as of the relevant measuring date. Cash and cash equivalents are included when calculating the Fund’s total managed assets. For purposes of calculating total managed assets, the Fund’s derivative investments generally will be valued based on their market value (i.e., the notional value of such investments will not be used for purposes of calculating total managed assets). The average daily total managed assets of the Fund for any month is determined by taking an average of all of the determinations of total managed assets during such month at the close of business on each business day during such month.

Except for expenses specifically assumed by the Adviser under the Investment Management Agreement or otherwise, the Fund bears all expenses incurred in its operations including, without limitation, (a) all costs and expenses incident to the public offering of securities of the Fund, including those relating to the registration of its securities under the Securities Act and any filings required under state securities laws and any fees payable in connection therewith; (b) the charges and expenses of any custodian(s) appointed by the Fund for the safekeeping of the cash, portfolio securities, and other property of

46

the Fund; (c) the charges and expenses of independent accountants; (d) the charges and expenses of any stock transfer and dividend disbursing agent or agents and registrar or registrars appointed by the Fund; (e) the charges and expenses of any administrator appointed by the Fund to provide administrative services to the Fund; (f) the charges and expenses of any accounting and/or sub-accounting agent appointed by the Fund to provide accounting or sub-accounting services to the Fund; (g) brokerage commissions, dealer spreads, and other costs incurred in connection with proposed or consummated portfolio securities transactions; (h) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state, local, or other governmental agencies; (i) the cost and expense of printing and issuing certificates, if any, representing securities of the Fund; (j) fees involved in registering and maintaining registrations of the Fund under the 1940 Act; (k) all expenses of shareholders’ and Trustees’ meetings, and of preparing, printing, and mailing proxy statements and reports to shareholders; (l) fees and expenses of Trustees of the Fund who are not officers or employees of the Adviser or a non-investment company entity controlling, controlled by, or under common control with the Adviser; (m) all fees and expenses incident to the Fund’s dividend reinvestment plan; (n) charges and expenses of legal counsel (or any other consultant or adviser) to the Fund or to the Independent Trustees of the Fund; (o) trade association dues; (p) interest payable on Fund borrowings; (q) any shareholder relations expense; (r) premiums for a fidelity bond and any errors and omissions insurance maintained by the Fund; and (s) any other ordinary or extraordinary expenses incurred by the Fund in the course of its business.

The Investment Management Agreement will continue in effect as to the Fund initially for two years and thereafter from year to year if such continuance is approved at least annually by (a) the Board or by the vote of a majority of the outstanding voting securities of the Fund, and (b) vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement may be terminated without penalty at any time on not more than 60 days’ written notice, by the Board of the Fund or by vote of a majority of the outstanding voting securities of the Fund. The Adviser may at any time, without paying any penalty, terminate the Investment Management Agreement by not less than 60 days written notice to the Fund. The Investment Management Agreement terminates automatically in the event of its assignment.

The Investment Management Agreement also provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties under the Investment Management Agreement, the Adviser, including its officers, directors, and partners, shall not be subject to any liability to the Fund, or to any shareholder, officer, director, partner, or Trustee of the Fund, for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreement.

Administrative Services

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) is the Fund’s administrator. Pursuant to a Master Services Agreement (the “Master Services Agreement”) among the Fund, USBFS and TS Capital, LLC (“TSC”), USBFS, with principal offices at 615 E. Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, serves as administrator. As administrator, USBFS provides certain services, including, among other things, furnishing the Fund with various services required by the Fund’s operations; compiling data for and preparing notices to the SEC; calculating the Fund’s daily net asset value and certain other financial data; preparing reports that are required by the securities, investment, tax or other laws and regulations of the United States; coordinating federal and state tax returns; monitoring the Fund’s expense accruals; and generally assisting in the overall operations of the Fund. Pursuant to the Master Services Agreement, the Fund has retained TSC to provide, upon request, certain other services to the Fund, including, among other things, preparing a variety of shareholder communications and press releases; communicating with the closed-end fund analyst community; generally assisting with the Fund’s communications with the investment community; and providing reports to the Board regarding certain strategic issues relating to closed-end funds.

For these services, the Fund will pay USBFS an aggregate fee, payable monthly (the “Administration Fee”), at the annual rate of 0.15% of the Fund’s average daily total managed assets. For these purposes, the Fund’s average daily total managed assets will be calculated in the same manner as they are for purposes of calculating the fee payable under the Investment Management Agreement. See “Investment Manager—Investment Advisory Services.” In addition, the Administration Fee is subject to a minimum annual fee of $350,000. The Administrator will also be reimbursed by the Fund for out-of-pocket expenses that are reasonably incurred by USBFS and TSC in performing their duties under the Master Services Agreement. USBFS (and not the Fund) will be responsible for compensating and reimbursing TSC from the fees and reimbursements paid to USBFS by the Fund.

Information regarding the Fund’s custodian and transfer agent is provided in the Prospectus.

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PORTFOLIO MANAGERS

The following table sets forth certain additional information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of February 28, 2013.

Other Accounts Managed By Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: (i) the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

							Performance Fee Accounts
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)
Jeffrey E. Gundlach	10	$44,520.3	9	$5,503.6	36	$3,712.1	0	$0	2	$3,665.4	0	$0
Luz M. Padilla	6	$2,251.5	1	$27.0	3	$315.7	0	$0	0	$0	0	$0
Bonnie Baha	5	$1,457.0	0	$0	0	$0	0	$0	0	$0	0	$0

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of the Adviser’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, be managed (benchmarked) against the same index the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under the Adviser’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, the Adviser’s investment outlook, cash availability and a series of other factors. The Adviser has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or the Adviser may enact internal procedures designed to minimize such conflicts,

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which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Broad and Wide-Ranging Activities. The portfolio managers, the Adviser and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Adviser and its affiliates may engage in activities where the interests of certain divisions of the Adviser and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Possible Future Activities. The Adviser and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Adviser and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Adviser and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which a portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and performance fee based accounts on a fair and equitable basis over time.

Use of Leverage. During periods in which the Fund is using leverage, the fees paid to the Adviser for investment advisory services, which may directly or indirectly affect the portfolio managers’ compensation, will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets, including assets attributable to reverse repurchase agreements, dollar roll transactions or similar transactions and/or borrowings, and to any preferred shares that may be outstanding, which may create an incentive for a portfolio manager to leverage the Fund or to leverage using strategies that increase the Adviser’s fee.

Portfolio Manager Compensation

The overall objective of the compensation program for portfolio managers is for the Adviser to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Adviser. Portfolio managers are generally compensated through a combination of base salary, discretionary bonus and equity participation in the Adviser. Bonuses and equity generally represent most of the portfolio managers’ compensation. However, in some cases, portfolio managers may have a profit sharing interest in the revenue or income related to the areas for which the portfolio managers are responsible. Such profit sharing arrangements can comprise a significant portion of a portfolio manager’s overall compensation.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Portfolio managers participate in equity incentives based on overall firm performance of the Adviser, through direct ownership interests in the Adviser or participation in stock option or stock appreciation plans of Adviser. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Adviser as a whole. Participation is generally determined in the discretion of Adviser, taking into account factors relevant to a portfolio manager’s contribution to the success of Adviser.

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Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Adviser may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser’s leadership criteria.

Portfolio Manager Securities Ownership in the Fund

Since the Fund is newly formed, currently, the Fund’s portfolio managers do not beneficially own any equity securities of the Fund. However, the portfolio managers may purchase Common Shares of the Fund in this offering and/or thereafter.

Proxy Voting Policies

The determination of how to vote proxies relating to portfolio securities is made by the Adviser pursuant to its written proxy voting policies and procedures (the “Proxy Policy”), which have been adopted pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Proxy Policy also applies to any voting rights and/or consent rights on behalf of the portfolio securities, with respect to debt securities and equities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Fund and its shareholders. Under the Proxy Policy, the Adviser will review each proxy to determine whether there may be a material conflict between the Adviser and the Fund. If no conflict exists, the Adviser will vote the proxy on a case-by-case basis in the best interest of each client under the circumstances, taking into account, but not necessarily being bound by, any recommendation made by any third party vendor that has been engaged by the Adviser to provide recommendations on the voting of proxies.

If a material conflict does exist, the Adviser will seek to resolve any such conflict in accordance with the Proxy Policy, which seeks to resolve such conflict in the Fund’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the recommendation of an independent third-party service provider; (iii) voting in accordance with the instructions of the Fund’s Board of Trustees, or any committee thereof; or (iv) not voting the proxy. In voting proxies, including those in which a material conflict may be determined to exist, the Adviser may also consider the factors and guidelines included in its Proxy Policy.

In certain limited circumstances, particularly in the area of structured finance, the Adviser may enter into voting agreements or other contractual obligations that govern the voting of shares and, in such cases, will vote any proxy in accordance with such agreement or obligation.

In addition, where the Adviser determines that there are unusual costs and/or difficulties associated with voting a proxy, which more typically might be the case with respect to proxies of non-U.S. issuers, the Adviser reserves the right to not vote a proxy unless it determines that the potential benefits of voting the proxy exceed the expected cost to the Fund.

The Adviser supervises and periodically reviews its proxy voting activities and implementation of the Proxy Policy.

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling (877) DLine11 (877-354-6311) and on the SEC’s website at http://www.sec.gov.

Copies of the written Proxy Policy are available by calling 877-DLine11 (877-354-6311).

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PORTFOLIO TRANSACTIONS

The Adviser is responsible for the placement of the Fund’s portfolio transactions and, with respect thereto, the negotiation of prices, brokerage commissions, if any, and mark-ups and mark-downs or spreads on principal transactions. The Adviser may also purchase securities on behalf of the Fund in underwritten offerings at fixed prices that include discounts to underwriters and/or concessions to dealers.

Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund also may be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which the Adviser, its officers or employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and other clients pursuant to the Adviser’s trade allocation policy, which is designed to ensure that all accounts, including the Fund, are treated fairly and equitably over time.

In placing a portfolio transaction, the Adviser seeks to achieve best execution. This means that, in selecting broker-dealers to execute portfolio transactions for the Fund, the Adviser seeks to select broker-dealers that will execute securities transactions in a manner such that the total cost or proceeds of each transaction is the most favorable under the circumstances. This does not mean, however, that portfolio transactions are always executed at the lowest available commission or spread, and the Adviser may effect transactions that cause the Fund to pay a commission or spread in excess of a commission or spread that another broker-dealer would have charged if the Adviser determines that, notwithstanding such commission or spread, such transaction is in the Fund’s best interest. In making this determination, the Adviser may take a variety of factors into consideration, including, (i) execution quality in light of order size, difficulty of execution and other relevant factors; (ii) associated expenses and costs; (iii) the quality, reliability, responsiveness and value of the provided services, (iv) the operational compatibility between the broker-dealer and the Adviser; and (v) the broker-dealer’s safety and soundness.

From time to time, the Adviser receives unsolicited research from various brokers, which may or may not be counterparties to trades placed on behalf of clients. The Adviser does not use brokerage commissions from client account trades to obtain research or other products or services from broker-dealers. While the Adviser may review and consider certain of the research received, the provision of unsolicited research does not factor into the Adviser’s broker selection process. Research services include items such as reports on industries and companies, economic analyses, review of business conditions and portfolio strategy and various trading and quotation services. Such services also include advice from broker-dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. These services also include recommendations as to purchase and sale of individual securities and timing of transactions.

Research may be provided directly by an executing broker-dealer (“direct research providers”) or by third party research providers such as a non-executing third party broker-dealer or other third party research service (“third party research providers”).

In an effort to achieve efficiencies in execution and reduce trading costs, the Adviser and its affiliates may, but will not necessarily, aggregate securities transactions on behalf of a number of accounts, including accounts of the Fund, at the same time. In addition, the Adviser may execute securities transactions alongside or interspersed between aggregated orders when the Adviser believes that such execution will not interfere with its ability to execute in a manner believed to be most favorable to its clients as a whole. The Adviser may exclude trades for accounts that direct brokerage or that are managed in part for tax considerations from aggregate orders.

When executing aggregate orders, trades will be allocated among accounts using procedures that the Adviser considers to be reasonably designed to be non-preferential and fair and equitable over time. This may include making the allocation on a random or pro rata basis or based on such considerations as diversification requirements, duration, investment objectives, client contractual or regulatory investment guidelines and restrictions, existing or targeted account weightings in particular securities or sectors, lot size, account size, cash availability, amount of existing holdings (or substitutes) of the security in the accounts, investment time horizons and directed brokerage instructions, if applicable.

The Adviser shares allocations of public offerings and other desirable but limited opportunities to buy or sell securities in a manner that the Adviser considers reasonably designed to be non-preferential and fair and equitable over time, such that no account or group of accounts receives consistently favorable or unfavorable treatment. Generally, such allocations will be effected either randomly or on the basis of pre-determined ratios based on each account’s documented assets under management and leverage, provided that exceptions may be made due to a variety of considerations.

In addition, and particularly with respect to fixed income securities, if a small amount of an investment is allocated to the Adviser, the Adviser may allocate it disproportionately, taking into consideration lot size, existing or targeted account weightings in particular securities and/or sectors, account size, diversification requirements and investment objectives/restrictions.

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ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund’s assets and property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability should be limited to circumstances in which the Fund is unable to meet its obligations, and thus should be considered remote.

Anti-Takeover Provisions

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund, convert the Fund to open-end status or to change the composition of its Board, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

The Fund’s Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board in this manner could delay for an additional two years the replacement of a majority of the Board. In addition, the Declaration provides that a Trustee may be removed from office, for any reason or for no reason, only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board and at least seventy-five percent (75%) of the holders of shares of the Fund (including Common Shares and preferred shares) outstanding and entitled to vote thereon is required to authorize any of the following transactions (each a “Material Transaction”): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) of any securities of the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Fund or such series or class in connection with a public offering, issuances of securities of the Fund or such series or class pursuant to a Dividend Reinvestment Plan (the “Plan”) adopted by the Fund and issuances of securities of the Fund or such series or class upon the exercise of any stock subscription rights distributed by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets or the assets of any series or class of shares of the Fund.

Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund’s shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund’s Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares entitled to vote or, alternatively, by vote or consent of both a majority of the Board and seventy-five percent (75%) of the Continuing Trustees (as defined below) upon written notice to shareholders of the Fund.

In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See “Repurchase of Common Shares; Conversion to Open-End Fund” below.

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The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

A “Continuing Trustee,” as used in the discussion above, is any member of the Board who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund’s Bylaws, both of which are on file with the SEC.

Liability of Trustees

The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of the Fund’s net asset value and of other factors relating to the Fund such as dividend levels and stability (which will in turn be affected by Fund expenses, including the costs of the Fund’s reverse repurchase agreements, dollar roll transactions and similar transactions, borrowings and other leverage, levels of dividend and interest payments by the Fund’s portfolio holdings, levels of appreciation/depreciation of the Fund’s portfolio holdings, regulations affecting the timing and character of Fund’s distributions, and other factors) portfolio credit quality, liquidity, call protection, market supply and demand, and similar factors relating to the Fund’s portfolio holdings. The market price of the Common Shares may also be affected by general market or economic conditions, including market trends affecting securities values generally or values of closed-end fund shares more specifically. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Board will regularly monitor the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. If the Board determines in the future to conduct a tender offer for its common shares, Fund shareholders to whom the tender offer is made will be provided notice, instructions regarding how to participate in the tender offer, and information regarding the terms of the tender offer that such shareholders should consider before determining whether to participate (including, if applicable, information regarding any applicable repurchase fee). The Fund cannot assure you that the Board will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce any market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

If the Fund were to convert to an open-end investment company, the Common Shares likely would no longer be listed on the NYSE. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

Notwithstanding the foregoing, at any time when the Fund has any preferred shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on any such preferred shares have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

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Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

If the Board were to determine in the future to convert the Fund to an open-end company, such a conversion would require the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund’s shares entitled to vote on the matter, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. That seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Board and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a “majority of the outstanding” Common Shares and, if issued, preferred shares voting together as a single class, and the holders of a “majority of the outstanding” preferred shares (if any) voting as a separate class, in order to authorize a conversion. If the Fund converted to an open-end company, it would be required to redeem any preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund’s Common Shares likely would no longer be listed on the NYSE. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less a redemption charge, if any, as might be in effect at the time of redemption. Such redemptions typically are made in cash. To limit the need to maintain large cash positions or liquidate favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. Open-end companies also are generally subject to greater restrictions than closed-end companies on their ability to engage in leverage, which may affect adversely the Fund’s performance. In determining whether to submit to Fund shareholders a proposal to convert to an open-end company, the Board would consider all factors it determined to be relevant, including, potentially, the relationship of the market price of the Common Shares to net asset value; the extent to which the Fund’s capital structure is leveraged and the possibility of re-leveraging; the spread, if any, between the yields on securities in the Fund’s portfolio and interest and dividend charges on outstanding Fund borrowings or any preferred shares issued by the Fund; the liquidity of the Fund’s portfolio; the impact of any action that might be taken on the Fund or its shareholders; and general market and economic conditions. Based on these considerations, even if the Common Shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets. This would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Fund borrowings or preferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Prospectus under “Risks—Leverage Risk.”

Before deciding whether to take any action if the Fund’s Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s Common Shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

Minimum Fund Size

The Fund reserves the right not to commence operations depending on the size of the initial public offering.

TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares of the Fund, and reflects provisions of the Code, existing U.S. Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable

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authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. There may be other tax considerations applicable to particular investors, such as insurance companies, financial institutions, tax-deferred retirement plans, tax-exempt entities, broker-dealers, persons who hold Common Shares as or in a hedge against currency risks, a constructive sale or a straddle, persons whose “functional currency” is not the U.S. dollar and foreign shareholders (defined below). In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes. Common Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign or other tax laws.

Taxation of the Fund

The Fund intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (as defined below); (ii) diversify its holdings so that at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. Government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test described in (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (ii) above.

If the Fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income distributed to Common Shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). The Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return to Common Shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. In certain circumstances, it may be difficult for the Fund to meet the income test described in clause (i) or the diversification test set forth in clause (ii) of the third preceding paragraph. If the Fund were to fail to meet the income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, and disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Common Shareholders as dividend income. Such dividend income generally would be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as qualified dividend income in the case of non-corporate

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shareholders provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s Common Shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Thus failure to qualify as a RIC would likely materially reduce the investment return to the Common Shareholders.

The Fund intends to distribute all or substantially all of its investment company taxable income, its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) in each taxable year. Any taxable income including any net capital gain retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Common Shares owned by a shareholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31 (or a later date if the Fund is permitted to elect and so elects)) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 (or a later date if the Fund makes the election referred to immediately above), plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 (or later if the Fund makes the election referred to in the previous paragraph), plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 (or later if the Fund makes the election referred to in the previous paragraph) generally are treated as arising on January 1 of the following calendar year. Also, for purposes of the excise tax, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. The Fund may determine to pay the excise tax in a year to the extent it is deemed to be in the best interest of the Fund (e.g., if the excise tax is de minimis).

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

Taxation of Fund Distributions

The Fund intends to make monthly distributions. Unless a shareholder elects otherwise, all distributions will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. A shareholder whose distributions are reinvested in Common Shares under the Plan will be treated for U.S. federal income tax purposes as having received an amount in distribution equal to either (i) if Newly Issued Common Shares are issued under the Plan, generally the fair market value of the Newly Issued Common Shares issued to the shareholder or (ii) if reinvestment is made through Open-Market Purchases under the Plan, the amount of cash allocated to the shareholder for the purchase of Common Shares on its behalf in the open market. For U.S. federal income tax purposes, all distributions are generally taxable in the manner described below, whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.

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For U.S. federal income tax purposes, distributions of investment income are generally taxable to Common Shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her Common Shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains that are taxed to non-corporate shareholders at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. The Fund may report certain dividends as derived from “qualified dividend income” which, when received by a non-corporate shareholder, will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fund does not expect a significant portion of distributions to be derived from qualified dividend income.

Dividends received by corporate shareholders may qualify for the 70% dividends-received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and to the extent, if any, that a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund is treated as a dividend, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fund does not expect a significant portion of its distributions to be eligible for the corporate dividends-received deduction.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to non-corporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale or exchange of Fund shares. Common Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

If, in and with respect to any taxable year, the Fund makes a distribution in excess of its current and accumulated “earnings and profits,” the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her Common Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

A distribution by the Fund will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to shareholders early in the succeeding year.

Dividends and distributions on the Common Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Common Shares purchased at a time when the Fund’s net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Sale or Exchange of Common Shares

Common Shareholders who sell or exchange their Common Shares will generally recognize gain or loss in an amount equal to the difference between the amount received and the Common Shareholder’s adjusted tax basis in the Common Shares sold or exchanged. If the Common Shares are held as a capital asset, any gain or loss realized upon a taxable disposition of the Common Shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months, and otherwise as short-term capital gain or loss. However, any loss realized upon a taxable disposition of

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Common Shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (including through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

From time to time the Fund may make a tender offer for its Common Shares. Shareholders who tender all Common Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a risk that non-tendering shareholders whose interests in the Fund increase as a result of such tender will be treated as having received taxable distributions from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming the Common Shares; if isolated, any such risk is likely remote. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders, the Fund will be required to make additional distributions to its Common Shareholders.

The Fund’s repurchase of Common Shares on the open market also may cause a selling shareholder to be treated as having received a taxable dividend upon the sale. In that event, there is a risk that remaining Fund shareholders whose percentage interests in the Fund increase will be treated as having received a taxable distribution from the Fund.

Tax Implications of Certain Fund Investments

Securities Issued or Purchased at a Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Increases in the principal amount of an inflation indexed bond will be treated as OID. Decreases in the principal amount of an inflation indexed bond will reduce the amount of interest from the debt instrument that would otherwise be includible in income by the Fund.

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Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distributions even though the Fund has not yet actually received the cash distribution.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities, including at a time when it is not advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Securities Purchased at a Premium

Very generally, where the Fund purchases a bond at a price that exceeds the stated redemption price at maturity — that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without the consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

High Yield Discount Obligations

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not, and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend paid by the issuer for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such accrued interest.

At-Risk or Defaulted Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and avoid becoming subject to U.S. federal income or excise tax.

Real Estate Investment Trusts

Any investment by the Fund in equity securities of a REIT qualifying under Subchapter M of the Code can result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Common Shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Mortgage-Related Securities

The Fund may invest directly or indirectly in residual interests in REMICs (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt investors, as noted below.

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In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions, notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Taxes

Income received by the Fund (or RICs in which the Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If at the close of any taxable year, more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations (including foreign governments), the Fund will be permitted to make an election under the Code that would allow Common Shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund held for at least the minimum period specified in the Code. In such a case, Common Shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A Common Shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Common Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Common Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so.

Foreign Currency Transactions

Any transaction by the Fund in foreign currencies, foreign-currency denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Options, Futures and Other Derivative Instruments

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying securities or other assets, the Fund generally will recognize capital gain or loss equal to (i) the sum of the strike price and the option premium received by the Fund minus (ii) the Fund’s basis in the underlying securities or other assets. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying securities or other assets. If securities or other assets are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities or other assets purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on

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stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by the Fund will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market,” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to uncertainty with respect to their tax treatment, and to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to Common Shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and its net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify for treatment as a RIC and to eliminate Fund-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and its net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its Common Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Passive Foreign Investment Companies

Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

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Investments in Other RICs

If the Fund receives dividends from an ETF or another company that qualifies as a RIC (each, an “investment company”) and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report to its shareholders its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any non-corporate shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in the fall of 2006, a CRT will not recognize UBTI as a result of investing in a RIC that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Foreign Shareholders

Dividends properly reported as Capital Gain Dividends are generally not subject to withholding of federal income tax. Absent a specific statutory exemption, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a “United States person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding.

For distributions with respect to taxable years of the Fund beginning before January 1, 2014, the Fund is not required to withhold any amounts (i) with respect to distributions of U.S.-source interest income that would not have been subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“short-term capital gain dividends”). The

62

exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests (“USRPIs”) as described below. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. This exemption from withholding for interest-related and short-term capital gain dividends will expire for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, unless Congress enacts legislation providing otherwise.

In the case of Common Shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries with respect to the application of these rules.

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (see below).

Subject to certain exceptions (e.g., if the Fund were a “United States real property holding corporation” (“USRPHC”) as described below), the Fund is generally not required to withhold on the amount of a non-dividend distribution (i.e., a distribution that is not paid out of the Fund’s current or accumulated “earnings and profits” for the applicable taxable year) when paid to its foreign shareholders.

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. Any effectively-connected dividends received by a foreign shareholder will generally be exempt from the 30% U.S. federal withholding tax, provided the shareholder satisfies applicable certification requirements. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

Special rules would apply if the Fund were either a USRPHC or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. If an interest in the Fund were a USRPI, a greater-than-5% foreign shareholder generally would be required to file a U.S. tax return in connection with the sale of its Fund shares, and pay related taxes due on any gain realized on the sale.

If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. On and after January 1, 2014, the “look-through” rule described above for

63

distributions by the Fund (which applies only if the Fund is either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above) applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

Moreover, if the Fund were a USRPHC or, very generally, had been one in the last five years, it would be required to withhold on amounts distributed to a greater-than-5% foreign shareholder to the extent such amounts are in excess of the Fund’s current and accumulated “earnings and profits” for the applicable taxable year.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties or to establish an exemption from backup withholding a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Common Shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation. A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Shareholder Reporting Obligations With Respect to Foreign Financial Assets

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder: (i) on or after January 1, 2014, on dividends (other than, generally, Capital Gain Dividends and short-term capital gain dividends, each as defined above), and (ii) on or after January 1, 2017, on the proceeds of the sale or exchange of Fund shares and generally Capital Gain Dividends and short-term capital gain dividends. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Other Tax Matters

Under Treasury regulations, if a Common Shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the Common Shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Common Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Common Shareholders should consult their tax advisers to determine the suitability of Common Shares as an investment through such plans and the precise effect of an investment on their particular tax situation.

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The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Common Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the tax consequences of ownership of Common Shares.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions, possibly with retroactive effect.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT

U.S. Bank National Association, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for assets of the Fund and performs custodial services on behalf of the Fund.

USBFS, 615 E. Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, serves as the fund accountant, administrator, transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP (“Deloitte”), 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, serves as the independent registered public accounting firm for the Fund. Deloitte provides audit and tax return preparation services for the Fund.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of DoubleLine Income Solutions Fund:

We have audited the accompanying statement of assets and liabilities of DoubleLine Income Solutions Fund (the “Fund”) as of March 7, 2013, and the related statement of operations for the period then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the statement of assets and liabilities based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of DoubleLine Income Solutions Fund as of March 7, 2013, and the results of its operations for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California

March 21, 2013

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FINANCIAL STATEMENTS

DoubleLine Income Solutions Fund

STATEMENT OF ASSETS AND LIABILITIES

March 7, 2013

Assets:
Cash	$100,012
Deferred offering costs	160,701
Receivable from Adviser	75,000

Total assets	335,713

Liabilities
Accrued offering costs	160,701
Payable for organizational costs	75,000

Total liabilities	235,701

Net Assets	100,012
Net Assets Consist of:
Paid-in capital (4,189 shares of $0.00001 par value shares of beneficial interest issued and outstanding; unlimited shares authorized)	100,012
Shares outstanding	4,189
Net asset value per share	$23.875

See accompanying Notes to Financial Statements

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DoubleLine Income Solutions Fund

STATEMENT OF OPERATIONS

For the period ended March 7, 2013

Investment Income
Investment income	$–

Expenses
Organizational expenses	75,000

Total expenses	75,000
Less: Fee waivers and/or expense reimbursements	(75,000)

Net expenses	–
Net investment income	$–

See accompanying Notes to Financial Statements

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DoubleLine Income Solutions Fund

NOTES TO FINANCIAL STATEMENTS

March 7, 2013

1. Organization

DoubleLine Income Solutions Fund (the “Fund”), a Massachusetts business trust, was formed on January 10, 2013. The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income; its secondary objective is to seek capital appreciation.

The Fund has had no operations as of March 7, 2013 other than matters relating to its organization and registration as a closed-end management investment company under the 1940 Act, and the sale and issuance to DoubleLine Asset Management Company, LLC (“DAMCO”), an affiliate of DoubleLine Capital LP (the “Adviser”), of 4,189 shares of the Fund at an aggregate purchase price of $100,012. Shares to be issued by the Fund are subject to a sales load of 4.50% paid to the underwriters.

As of March 7, 2013, DAMCO owned 100% of the outstanding shares of beneficial interests of the Fund.

2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Cash

Cash includes non-interest bearing non-restricted cash with one financial institution.

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent the Fund distributes substantially all of its net investment income and capital gains to shareholders.

Organization Costs

Organization costs are expensed by the Fund as incurred. The Adviser will reimburse the Fund for all organization costs.

2. Indemnification

Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund (including the Adviser) is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3. Adviser

The Fund and the Adviser, as of February 27, 2013 entered into an Investment Management Agreement, under the terms of which the Fund will employ the Adviser to manage the investment of the assets of the Fund, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Fund’s business affairs, subject to control by the Board of Trustees.

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The Fund pays a monthly fee to the Adviser, calculated at the annual rate (as a percentage of the Fund’s average daily total managed assets) of 1.00%. “Total managed assets” means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions, or similar transactions, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions, or similar transactions, and borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. With respect to any reverse repurchase agreements, dollar roll transactions or similar transactions “total managed assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the asset so sold as of the relevant measuring date.

4. Administrator, Transfer Agent, Custodian and Distributor

U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, intends to provide accounting, administrative and transfer agency services to the Fund pursuant to a master services agreement between the Fund, U.S. Bancorp Fund Services, LLC (“USBFS”), and TS Capital, LLC (“TSC”). U.S. Bank National Association, an affiliate of USBFS, intends to serve as the Fund’s Custodian pursuant to a Custody Agreement. TSC Distributors, LLC (“TSCD”) intends to provide the Fund with certain distribution-related services.

5. Organization and Offering Costs

The Adviser has agreed to pay (i) all of the Fund’s organizational expenses of the Fund and (ii) offering costs of the Fund (other than sales load) to the extent that they exceed $0.05 per share. The Fund will pay offering costs (other than the sales load) up to an aggregate of $0.05 per share. The Adviser has agreed to pay up to 0.10% of the total gross assets raised in the Fund’s initial public offering to TSCD, an affiliate of TSC, as payment for certain distribution-related services, as well as reasonable out of pocket expenses related to the Fund’s roadshow. To the extent the Fund has not otherwise paid offering expenses that exceed $0.05 per Common Share, the Fund will reimburse the Adviser for the full amount of such payments to TSCD. The reduction of capital described above is limited to $0.05 per Common Share (0.20% of the offering price). The Adviser will pay any offering expenses, including the distribution assistance payment to TSCD without reimbursement from the Fund, that exceed $0.05 per share. Assuming an offering of 10,000,000 shares, the total offering costs are estimated to be approximately $1,650,000, $500,000 of which would be borne by the Fund and $1,150,000 of which would be paid by the Adviser. These figures represent estimates as the actual size of the offering and related expenses are not known as of the date of these financial statements, and the actual organizational and offering expenses to be paid by the Fund may vary substantially from these estimates. The Fund’s share of offering costs will be recorded as a reduction of the proceeds from the sale of the shares upon commencement of Fund operations.

6. Subsequent Events

Management has evaluated events and transactions occurring through the date of filing this financial statement. Such evaluation resulted in no adjustments to the accompanying financial statements.

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PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements
The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act are filed herewith as part of the Statement of Additional Information.

(2)	Exhibits
	(a)(1)	Amended and Restated Agreement and Declaration of Trust dated February 27, 2013.(2)
	(b)(1)	Amended and Restated Bylaws of Registrant dated February 27, 2013.(2)
	(b)(2)	Second Amended and Restated Bylaws of Registrant dated March 19, 2013.(2)
	(c)	Not applicable.
	(d)(1)	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Agreement and Declaration of Trust.(2)
	(d)(2)	Article 10 (Shareholders’ Voting Powers and Meetings) of the Bylaws of Registrant.(2)
	(d)(3)	Form of Certificate for Common Shares of Beneficial Interest.(2)
	(e)	Form of Dividend Reinvestment Plan.(2)
	(f)	Not applicable.
	(g)	Investment Management Agreement.(1)
	(h)(1)	Form of Underwriting Agreement, filed herewith.
	(h)(2)	Master Selected Dealers Agreement.(3)
	(h)(3)	Master Agreement Among Underwriters.(3)
	(i)	Not applicable.
	(j)	Form of Custody Agreement.(2)
	(k)(1)	Master Services Agreement.(2)
	(k)(2)	Organizational and Offering Expenses Reimbursement Agreement.(2)
	(k)(3)	Form of Structuring Fee Agreement with UBS Securities LLC, filed herewith.
	(k)(4)	Form of Structuring Fee Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, filed herewith.
	(k)(5)	Form of Structuring Fee Agreement with Citigroup Global Markets Inc., filed herewith.
	(k)(6)	Form of Structuring Fee Agreement with Morgan Stanley & Co. LLC, filed herewith.
	(k)(7)	Form of Structuring Fee Agreement with Wells Fargo Securities, LLC, filed herewith.
	(k)(8)	Form of Structuring Fee Agreement with Barclays Capital Inc., filed herewith.
	(k)(9)	Form of Structuring Fee Agreement with RBC Capital Markets, LLC, filed herewith.
	(k)(10)	Form of Sales Incentive Fee Agreement with qualifying underwriters, filed herewith.
	(k)(11)	Communication Administration Agreement with Quasar Distributors LLC, filed herewith.
	(k)(12)	Form of Distribution Agreement with TSC Distributors, LLC, filed herewith.
	(l)	Opinion and Consent of Ropes & Gray LLP, filed herewith.
	(m)	Not applicable.
	(n)	Consent of Registrant’s independent public accounting firm, filed herewith.
	(o)	Not applicable.
	(p)	Subscription Agreement.
	(q)	Not applicable.
	(r)(1)	Code of Ethics of the Fund and DoubleLine Capital LP.(2)
	(r)(2)	Code of Ethics Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 for Principal Executive and Senior Financial Officers.(2)
	(s)(1)	Power of attorney for Joseph J. Ciprari.(1)
	(s)(2)	Power of attorney for Ronald R. Redell.(1)
	(s)(3)	Power of attorney for John C. Salter.(1)
	(s)(4)	Power of attorney for Raymond B. Woolson.(1)

(1)	Filed as an exhibit to pre-effective amendment no.1 to the Registrant’s Registration Statement on Form N-2, Registration Nos. 333-186045, 811-22791 (filed March 12, 2013).
(2)	Filed as an exhibit to pre-effective amendment no. 2 to the Registrant’s Registration Statement on Form N-2, Registration Nos. 333-186045, 811-22791 (filed March 21, 2013).
(3)	Filed as an exhibit to pre-effective amendment no. 3 to the Registrant’s Registration Statement on Form N-2, Registration Nos. 333-186045, 811-22791 (filed March 22, 2013).

Item 26. Marketing Arrangements

See the Form of Underwriting Agreement, the Form of Master Selected Dealers Agreement, the Form of Master Agreement Among Underwriters, the Form of Structuring Fee Agreement for UBS Securities LLC, the Form of Structuring Fee Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, the Form of Structuring Fee Agreement for Citigroup Global Markets Inc., the Form of Structuring Fee Agreement for Morgan Stanley & Co. LLC, the Form of Structuring Fee Agreement for Wells Fargo Securities, LLC, the Form of Structuring Fee Agreement for Barclays Capital Inc., the Form of Structuring Fee Agreement for RBC Capital Markets, LLC, the Form of Sales Incentive Fee Agreement with qualifying underwriters, and the Distribution Agreement with TSC Distributors, LLC filed as Exhibit (h)(1), Exhibit (h)(2), Exhibit (h)(3), Exhibit (k)(3), Exhibit (k)(4), Exhibit (k)(5), Exhibit (k)(6), Exhibit (k)(7), Exhibit (k)(8), Exhibit (k)(9), Exhibit (k)(10), and Exhibit (k)(12), respectively, to the Registration Statement.

Item 27. Other Expenses of Issuance and Distribution

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$415,100
Financial Industry Regulatory Authority Fees	227,500
Printing (Other than Certificates)	765,500
Accounting Fees and Expenses	34,000
Legal Fees and Expenses	375,000
Marketing Expenses	3,350,000

Total	$5,167,100

Item 28. Persons Controlled by or Under Common Control With Registrant

None.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of March 31, 2013 of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest	1

Item 30. Indemnification

Reference is made to Article VIII, Sections 1 through 4, of the Registrant’s Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, its Second Amended and Restated Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The form of Underwriting Agreement, which will be filed by amendment to the Registrant’s Registration Statement, provides for each of the parties thereto, including the Registrant and the underwriters, to indemnify others, their directors or trustees, officers, agents, affiliates and persons who control them against certain liabilities in connection with the offering as described herein, including certain liabilities under the federal securities laws.

Item 31. Business and Other Connections of Investment Manager

The Registrant’s investment adviser, DoubleLine Capital LP (the “Adviser”), is a Delaware limited partnership. The list required by this Item 31 of officers and trustees of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser and such officers and trustees during the past two years, is incorporated by reference to Form ADV (SEC File No. 801-70942) filed by the Adviser pursuant to the Investment Advisers Act of 1940, as amended.

Item 32. Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant, c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071, the Registrant’s administrator, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201, or the Registrant’s custodian, U.S. Bank National Association, 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	The Registrant undertakes to suspend the offering of its Common Shares of Beneficial Interest until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:

(a)        for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective; and

(b)        for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

NOTICE

A copy of the Amended & Restated Agreement and Declaration of Trust of DoubleLine Income Solutions Fund (the “Fund”), together with all amendments thereto, is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Fund by any officer of the Fund as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Fund or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this pre-effective amendment no. 4 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and the State of California on the 24th day of April, 2013.

DOUBLELINE INCOME SOLUTIONS FUND

By:	/s/ Ronald R. Redell
Name:	Ronald R. Redell
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this pre-effective amendment no. 4 to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Capacity	Date

/s/ Ronald R. Redell	Trustee, President and Chief Executive	April 24, 2013
Ronald R. Redell	Officer

/s/ Susan Nichols	Treasurer and Principal Financial and	April 24, 2013
Susan Nichols	Accounting Officer

Joseph J. Ciprari*		April 24, 2013
Joseph J. Ciprari	Trustee

John C. Salter*		April 24, 2013
John C. Salter	Trustee

Raymond B. Woolson*		April 24, 2013
Raymond B. Woolson	Trustee

*By:	/s/ Ronald R. Redell
Ronald R. Redell Attorney-In-Fact Date: April 24, 2013

DoubleLine Income Solutions Fund

Index to Exhibits

Exhibits for Item 25 of Form N-2

Exhibit	Exhibit Name

(h)(1)	Form of Underwriting Agreement.

(k)(3)	Form of structuring Fee Agreement with UBS Securities LLC.

(k)(4)	Form of Structuring Fee Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

(k)(5)	Form of Structuring Fee Agreement with Citigroup Global Markets Inc.

(k)(6)	Form of Structuring Fee Agreement with Morgan Stanley & Co. LLC.

(k)(7)	Form of Structuring Fee Agreement with Wells Fargo Securities, LLC.

(k)(8)	Form of Structuring Fee Agreement with Barclays Capital Inc.

(k)(9)	Form of Structuring Fee Agreement with RBC Capital Markets, LLC.

(k)(10)	Form of Sales Incentive Fee Agreement with qualifying underwriters.

(k)(11)	Communication Administration Agreement with Quasar Distributors LLC.

(k)(12)	Form of Distribution Agreement with TSC Distributors, LLC.

(l)	Opinion and Consent of Ropes & Gray, LLP.

(n)	Consent of Registrant’s independent public accounting firm